[LOGO]

MUTUAL FUNDS FOR PEOPLE WHO PAY TAXES



ANNUAL REPORT MARCH 31, 1999

[GRAPHIC - HIGHWAY]

EATON VANCE LIMITED
MATURITY
MUNICIPALS FUNDS

[GRAPHIC - BRIDGE]

[GRAPHIC - EDUCATION-WALL]

CALIFORNIA
CONNECTICUT
FLORIDA
MASSACHUSETTS
MICHIGAN
NEW JERSEY
NEW YORK
OHIO
PENNSYLVANIA

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

LETTER TO SHAREHOLDERS

[PHOTO]
Thomas J. Fetter
President

Through much of 1998, the Treasury bond market advanced strongly, amid continued low inflation and fears that an Asian financial crisis could provoke an economic slowdown. However, in the fourth quarter of 1998, the economy proved far more resilient than expected. Gross Domestic Product (GDP) grew 6.1%, the fastest quarterly pace in nearly 15 years. In the first quarter of 1999, GDP surged 4.5%. Meanwhile, as energy prices -- a key ingredient of inflation -- edged higher, the bond market gave up some of its earlier gains.

Municipal bonds trailed the Treasury market through much of 1998, but gained ground in the first quarter of 1999. A heavy new issue calendar produced supply pressures for the tax-exempt market, with more than $300 billion in new municipal issues coming to market in 1998. However, in the first three months of 1999, supply eased somewhat. For the year ended March 31, 1999, the Lehman Brothers 7-Year Municipal Bond Index -- a widely recognized, unmanaged index of intermediate-term municipal bonds -- posted a return of 5.9%.(1)

MUNICIPAL BONDS REMAIN AMONG THE MOST UNDERVALUED ASSET CLASSES...

At the end of 1998, municipal bonds represented one of the most undervalued asset classes in the financial markets. Historically, intermediate-maturity municipal bond yields have averaged around 75% of Treasury bond yields. However, in the flight to Treasuries that characterized the bond market in late 1998, that ratio rose significantly. By March 31, 1999, those ratios had narrowed as the intermediate-term market outperformed in the first quarter of 1999. They continue to represent an excellent bargain, especially considering their tax-exempt status.

(1)It is not possible to invest directly in an Index.


Intermediate-term municipal bonds yield 82% of Treasury yields

5-Year AAA-rated General Obligation (GO) Bonds*        3.90%
Taxable equivalent yield in 36% tax bracket            6.09%
5-Year Treasury bond                                   4.75%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund's yield. Statistics as of March 31, 1999.

Past performance is no guarantee of future results.

Source: Bloomberg L.P.


TAXES REMAIN HIGH, WHILE TAX REFORM IS AGAIN STALLED IN CONGRESS...

The election year promises of tax cuts appear to have reached a roadblock in Washington. Meanwhile, it is estimated that the average American worked until May 10 to pay his or her taxes in 1998, according to the Tax Foundation. That poses an enormous financial burden -- and an increasing challenge for those who may be simultaneously paying for college tuition, caring for elderly parents, or trying to plan for their own retirement.

Amid low inflation and growing federal budget surpluses, we believe that the outlook for bonds remains favorable. At their recent levels, municipal bonds are especially attractive. Moreover, municipal bonds remain an excellent fixed-income alternative -- to diversify one's investment portfolio and to help lower one's tax burden.

                                       Sincerely,

                                       /s/ Thomas J. Fetter

                                       Thomas J. Fetter
                                       President
                                       May 10, 1999


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

INVESTMENT UPDATE

[PHOTO]
Cynthia J. Clemson
Portfolio Manager

THE ECONOMY
-------------------------------------------------------------------------------
- The California economy enjoyed 3% job growth in 1998, with southern California experiencing especially strong momentum. Orange and Los Angeles Counties led the way, with strong growth in non-durable manufacturing. The state's unemployment rate was 5.8% in March, down from 6.0% a year earlier.

- The construction sector remained a primary source of new jobs. Reversing the out-migration seen earlier in the decade, California registered a 1.5% rise in population in 1998. The increased demand for housing resulted in an average of 11,500 monthly residential construction permits, a 25% rise from a year ago.

- The Los Angeles area has witnessed a surge in the financial services sector. Job gains in brokerage, finance, and real estate management have more than offset job losses in commercial banking.

THE FUND
-------------------------------------------------------------------------------
- During the year ended March 31, 1999, the Fund's Class A and Class B shares had total returns of 4.6% and 4.0%, respectively.(1) For Class A and Class B, these returns resulted from a rise in net asset value (NAV) per share to $10.35 on March 31, 1999 from $10.33 on March 31, 1998, and the reinvestment of $0.443 and $0.387 per share, respectively, in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 1999 of $10.35 per share for Class A and Class B, the distribution rates were 4.40% and 3.67%, respectively.(3)

- The SEC 30-day yields for Class A and B shares at March 31 were 3.24% and 2.56%, respectively.(4)

MANAGEMENT UPDATE
-------------------------------------------------------------------------------
- While continuing its "barbell" strategy, management restructured the Portfolio somewhat during the year. A portion of the Portfolio was dedicated to higher-coupon issues while another portion focused on higher-quality issues.

- The Portfolio's component of non-rated bonds proved a major advantage during the past year. Non-rated issues such as Capistrano United School District and Brentwood Infrastructure Authority provided excellent income in a relatively flat interest rate environment.

- Management continued its efforts to upgrade the Portfolio's call protection. The Portfolio sold bonds callable before 2005 in favor of high quality, non-callable bonds and bonds with more attractive call characteristics.

YOUR INVESTMENT AT WORK                                               [GRAPHIC]
-------------------------------------------------------------------------------
  Brentwood, CA
  Infrastructure Financing Authority

- These special tax revenue bonds were issued in 1999, with debt service to be paid by assessments on property within five Brentwood Assessment Districts.

- The proceeds of the bonds were used to finance District infrastructure improvements, including water distribution, wastewater systems, flood control facilities, drainage systems and roadways.

- The bonds are an example of the Portfolio's efforts to find attractive opportunities among non-rated issues.

-------------------------------------------------------------------------------
(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The
    Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(5)                    Class A              Class B
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           4.6%                 4.0%
Five Years                         N.A.                 4.7
Life of Fund+                      6.1                  4.8

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           2.2%                 1.0%
Five Years                         N.A.                 4.7
Life of Fund+                      5.2                  4.8


+Inception date: Class A: 6/27/96; Class B: 5/29/92

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* MAY 31, 1992-MARCH 31, 1999.

          DATE        FUND/NAV     LB7YMBI
       5/31/92         $10,000     $10,000
       6/30/92         $10,050     $10,159
       7/31/92         $10,401     $10,462
       8/31/92         $10,228     $10,354
       9/30/92         $10,280     $10,438
      10/31/92         $10,142     $10,368
      11/30/92         $10,363     $10,522
      12/31/92         $10,448     $10,608
       1/31/92         $10,566     $10,763
       2/28/93         $10,914     $11,093
       3/31/93         $10,767     $10,947
       4/30/93         $10,864     $11,015
       5/31/93         $10,911     $11,048
       6/30/93         $11,037     $11,250
       7/31/93         $11,059     $11,252
       8/31/93         $11,232     $11,451
       9/30/93         $11,327     $11,577
      10/31/93         $11,337     $11,607
      11/30/93         $11,252     $11,505
      12/31/93         $11,419     $11,716
       1/31/94         $11,530     $11,840
       2/28/94         $11,299     $11,583
       3/31/94         $10,967     $11,274
       4/30/94         $11,012     $11,356
       5/31/94         $11,075     $11,413
       6/30/94         $11,028     $11,392
       7/31/94         $11,169     $11,553
       8/31/94         $11,179     $11,613
       9/30/94         $11,066     $11,502
      10/31/94         $10,943     $11,387
      11/30/94         $10,771     $11,221
      12/31/94         $10,860     $11,391
       1/31/95         $11,057     $11,604
       2/28/95         $11,286     $11,866
       3/31/95         $11,354     $11,989
       4/30/95         $11,360     $12,021
       5/31/95         $11,589     $12,341
       6/30/95         $11,523     $12,330
       7/31/95         $11,643     $12,487
       8/31/95         $11,725     $12,634
       9/30/95         $11,774     $12,683
      10/31/95         $11,871     $12,793
      11/30/95         $11,978     $12,934
      12/31/95         $12,039     $13,003
       1/31/96         $12,125     $13,129
       2/28/96         $12,081     $13,084
       3/31/96         $11,952     $12,956
       4/30/96         $11,932     $12,932
       5/31/96         $11,910     $12,913
       6/30/96         $11,965     $13,012
       7/31/96         $12,037     $13,120
       8/31/96         $12,029     $13,127
       9/30/96         $12,143     $13,246
      10/31/96         $12,218     $13,388
      11/30/96         $12,441     $13,612
      12/31/96         $12,348     $13,570
       1/31/97         $12,352     $13,619
       2/28/97         $12,446     $13,732
       3/31/97         $12,310     $13,554
       4/30/97         $12,374     $13,624
       5/31/97         $12,538     $13,795
       6/30/97         $12,618     $13,927
       7/31/97         $12,895     $14,249
       8/31/97         $12,762     $14,149
       9/30/97         $12,880     $14,298
      10/31/97         $12,883     $14,383
      11/30/97         $12,941     $14,434
      12/31/97         $13,132     $14,610
       1/31/98         $13,238     $14,763
       2/28/98         $13,245     $14,777
       3/31/98         $13,245     $14,777
       4/30/98         $13,145     $14,691
       5/31/98         $13,328     $14,907
       6/30/98         $13,345     $14,949
       7/31/98         $13,361     $14,999
       8/31/98         $13,551     $15,227
       9/30/98         $13,748     $15,423
      10/31/98         $13,686     $15,445
      11/30/98         $13,729     $15,487
      12/31/98         $13,729     $15,520
       1/31/99         $13,878     $15,747
       2/28/99         $13,789     $15,657
       3/31/99         $13,774     $15,652

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/30/96 at net asset value would have been worth $11,728 on March 31, 1999; $11,464, including maximum 2.25% sales charge.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.10% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 is designated as an exempt-interest dividend.

EATON VANCE CONNECTICUT LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31,1999

INVESTMENT UPDATE

[PHOTO]
William H. Ahern
Portfolio Manager

THE ECONOMY
-------------------------------------------------------------------------------
- Connecticut has experienced strong economic growth in the past year, registering a gain of 29,000 new jobs. For the seventh consecutive year, the service sector dominated job creation, led by business services. The state's unemployment rate fell to 3.1% in March from 3.8% a year earlier.

- Connecticut's construction sector again produced strong employment gains. With a boost from continued low interest rates, the state's strong economy generated a record number of new housing permits, up 27.5% over 1997 levels.

- Merchandise exports from Connecticut businesses expanded 4.2% in 1998, reaching a new high of $8.1 billion for the year. The state's increase in exports outpaced that of the nation and marked the continuation of a decade-long uptrend in Connecticut exports.

THE FUND
-------------------------------------------------------------------------------
- During the year ended March 31, 1999, the Fund's Class A and Class B shares had total returns of 4.5% and 3.9%, respectively.(1) For Class A and Class B, these returns resulted from a rise in net asset value (NAV) per share to $10.13 on March 31, 1999 from $10.11 on March 31, 1998, and the reinvestment of $0.423 and $0.370 per share, respectively, in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 1999 of $10.13 per share for Class A and Class B, the distribution rates were 4.36% and 3.65%, respectively.(3)

- The SEC 30-day yields for Class A and B shares at March 31 were 2.10% and 1.42%, respectively.(4)

MANAGEMENT UPDATE
-------------------------------------------------------------------------------
- Escrowed bonds were the Portfolio's largest sector weighting at March 31. Escrowed bonds are those that have been pre-refunded in advance of their call date. Because they are backed by Treasury bonds, they are considered to be of very high quality.

- General obligations and insured(5) general obligations played a significant role in the Portfolio. Amid a strong economy and impressive personal income growth, the state and local coffers enjoyed a surge in tax revenues.

- Industrial development bonds (IDB) provided excellent sources of income for the Portfolio. Industries represented in the Portfolio's IDB holdings included consumer products, transportation and paper.

YOUR INVESTMENT AT WORK                                               [GRAPHIC]
-------------------------------------------------------------------------------
  Connecticut Health and Education
  Finance Authority
  New Britain Hospital

- New Britain Hospital is a 175-bed, chronic-care facility, providing a range of services that includes pediatric, psychiatric and pulmonary treatments.

- These bonds financed the construction of the Hospital's East Wing, with new facilities dedicated to pediatric and respiratory treatment as well as new storage and pharmacy areas.

- This escrowed bond provided a high-quality, relatively stable investment and a 7.50% coupon.

-------------------------------------------------------------------------------
(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The
    Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks associated with these investments. (6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year;
    1%-4th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(6)                    Class A              Class B
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           4.5%                 3.9%
Five Years                         N.A.                 4.8
Life of Fund+                      5.7                  4.1

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           2.1%                 0.9%
Five Years                         N.A.                 4.8
Life of Fund+                      4.6                  4.1


+Inception date: Class A: 1/21/97; Class B: 4/16/93

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE CONNECTICUT LIMITED MATURITY MUNICIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* APRIL 30, 1993-MARCH 31, 1999.

          DATE        FUND/NAV     LB7YMBI
       4/30/93         $10,000     $10,000
       5/31/93          $9,970     $10,030
       6/30/93         $10,103     $10,213
       7/31/93         $10,108     $10,215
       8/31/93         $10,287     $10,396
       9/30/93         $10,384     $10,510
      10/31/93         $10,388     $10,537
      11/30/93         $10,302     $10,444
      12/31/93         $10,483     $10,636
       1/31/94         $10,595     $10,749
       2/28/94         $10,381     $10,516
       3/31/94         $10,083     $10,235
       4/30/94         $10,154     $10,310
       5/31/94         $10,189     $10,361
       6/30/94         $10,142     $10,343
       7/31/94         $10,273     $10,488
       8/31/94         $10,301     $10,543
       9/30/94         $10,212     $10,442
      10/31/94         $10,102     $10,337
      11/30/94          $9,978     $10,187
      12/31/94         $10,095     $10,341
       1/31/95         $10,257     $10,535
       2/28/95         $10,440     $10,772
       3/31/95         $10,513     $10,884
       4/30/95         $10,537     $10,913
       5/31/95         $10,719     $11,204
       6/30/95         $10,687     $11,194
       7/31/95         $10,800     $11,336
       8/31/95         $10,898     $11,470
       9/30/95         $10,944     $11,514
      10/31/95         $11,045     $11,614
      11/30/95         $11,156     $11,742
      12/31/95         $11,201     $11,804
       1/31/96         $11,270     $11,919
       2/28/96         $11,215     $11,878
       3/31/96         $11,091     $11,762
       4/30/96         $11,048     $11,740
       5/31/96         $11,003     $11,723
       6/30/96         $11,086     $11,813
       7/31/96         $11,187     $11,911
       8/31/96         $11,154     $11,917
       9/30/96         $11,271     $12,025
      10/31/96         $11,339     $12,154
      11/30/96         $11,525     $12,357
      12/31/96         $11,480     $12,319
       1/31/97         $11,493     $12,364
       2/28/97         $11,579     $12,467
       3/31/97         $11,447     $12,305
       4/30/97         $11,505     $12,368
       5/31/97         $11,658     $12,524
       6/30/97         $11,731     $12,643
       7/31/97         $11,967     $12,936
       8/31/97         $11,838     $12,845
       9/30/97         $11,935     $12,981
      10/31/97         $11,972     $13,057
      11/30/97         $12,024     $13,103
      12/31/97         $12,190     $13,264
       1/31/98         $12,251     $13,403
       2/28/98         $12,255     $13,415
       3/31/98         $12,264     $13,416
       4/30/98         $12,191     $13,338
       5/31/98         $12,338     $13,534
       6/30/98         $12,352     $13,572
       7/31/98         $12,377     $13,617
       8/31/98         $12,541     $13,824
       9/30/98         $12,639     $14,002
      10/31/98         $12,627     $14,022
      11/30/98         $12,643     $14,060
      12/31/98         $12,679     $14,090
       1/31/99         $12,806     $14,295
       2/28/99         $12,784     $14,214
       3/31/99         $12,743     $14,209

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 1/31/97 at net asset value would have been worth $11,253 on March 31, 1999; $10,997, including maximum 2.25% sales charge.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 97.35% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 is designated as an exempt-interest dividend.

EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31,1999

INVESTMENT UPDATE

[PHOTO]
Cynthia J. Clemson
Portfolio Manager

THE ECONOMY
-------------------------------------------------------------------------------
- Florida registered strong job growth in 1998. During the past three years, the state has added more than 300,000 jobs to service sector payrolls, with especially strong growth in hotel, motel, and recreational services. The health care sector also benefited from continuing strong demand.

- Theme park and convention center expansions are expected to build new momentum in 1999. The Orlando area will receive a boost from its $3 billion airport expansion.

- Florida's trade sector has suffered from weakness in Asia and Latin America. Japan's recession has resulted in significantly lower exports of citrus fruit and chemicals, while Brazil's perilous financial condition continues to pose a risk to Latin America-bound exports.

THE FUND
-------------------------------------------------------------------------------
- During the year ended March 31, 1999, the Fund's Class A, Class B, and
  Class C shares had total returns of 4.1%, 3.5%, and 3.6%, respectively.(1) For Class A and Class B, these returns resulted from a decline in net asset value (NAV) per share to $10.27 on March 31, 1999 from $10.29 on March 31, 1998, and the reinvestment of $0.436 and $0.380 per share, respectively, in tax-free income.(2) For Class C, this return resulted from a decline in NAV to $9.71 from $9.73, and the reinvestment of $0.363 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 1999 of $10.27 per share for Class A and Class B, and $9.71 for Class C, the Fund's distribution rates were 4.38%, 3.65% and 3.60%, respectively.(3)

- The SEC 30-day yields for Class A, B and C shares at March 31 were 3.39%, 2.72% and 2.72%, respectively.(4)

MANAGEMENT UPDATE
-------------------------------------------------------------------------------
- The Portfolio found good income opportunities among special tax revenue bonds. These assessment district bonds, which provide infrastructure financing for new communities, benefit from the rapid population growth of Florida's booming retirement communities.

- The Portfolio took advantage of the large issuance of insured(5) bonds by several large, high quality issuers. The heavy supply enabled the Portfolio to find good value among issues such as Tampa Solid Waste System bonds.

- The Portfolio reduced its exposure to current coupon issues with calls before 2005 in favor of non-callable bonds and bonds with longer-dated call provisions.

YOUR INVESTMENT AT WORK                                               [GRAPHIC]
-------------------------------------------------------------------------------
  Tampa FL Solid Waste System
  McKay Bay Refuse-to-Energy

- These insured(5) revenue bonds were issued in 1999 to finance construction costs of cogeneration facilities at Tampa's McKay Bay site.

- Protection of water and wildlife has historically been a major issue among Floridians. Facilities that recycle by-products into a reusable energy source have proven beneficial to the environment.

- Due to supply pressures, these bonds came to market at favorable levels, providing a yield advantage over similar current coupons, as well as 10 years of call protection.

-------------------------------------------------------------------------------
(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and C shares. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks associated with these investments. (6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year;
    1%-4th year. The one-year SEC return for Class C reflects 1% CDSC.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(6)                    Class A            Class B           Class C
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           4.1%               3.5%              3.6%
Five Years                         N.A.               4.4               4.4.
Life of Fund+                      5.4                4.6               3.3

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           1.7%               0.5%              2.6%
Five Years                         N.A.               4.4               4.4
Life of Fund+                      4.5                4.6               3.3

+Inception Dates -- Class A: 6/27/96; Class B: 5/29/92; Class C: 12/8/93

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* MAY 31, 1992-MARCH 31, 1999.

          DATE        FUND/NAV     LB7YMBI
       5/31/92         $10,000     $10,000
       6/30/92         $10,020     $10,159
       7/31/92         $10,334     $10,462
       8/31/92         $10,202     $10,354
       9/30/92         $10,265     $10,438
      10/31/92         $10,147     $10,368
      11/30/92         $10,369     $10,522
      12/31/92         $10,454     $10,608
       1/31/92         $10,572     $10,763
       2/28/93         $10,951     $11,093
       3/31/93         $10,794     $10,947
       4/30/93         $10,881     $11,015
       5/31/93         $10,928     $11,048
       6/30/93         $11,054     $11,250
       7/31/93         $11,065     $11,252
       8/31/93         $11,226     $11,451
       9/30/93         $11,332     $11,577
      10/31/93         $11,352     $11,607
      11/30/93         $11,256     $11,505
      12/31/93         $11,492     $11,716
       1/31/94         $11,592     $11,840
       2/28/94         $11,351     $11,583
       3/31/94         $10,975     $11,274
       4/30/94         $11,075     $11,356
       5/31/94         $11,148     $11,413
       6/30/94         $11,101     $11,392
       7/31/94         $11,253     $11,553
       8/31/94         $11,264     $11,613
       9/30/94         $11,162     $11,502
      10/31/94         $11,039     $11,387
      11/30/94         $10,890     $11,221
      12/31/94         $11,029     $11,391
       1/31/95         $11,226     $11,604
       2/28/95         $11,433     $11,866
       3/31/95         $11,501     $11,989
       4/30/95         $11,506     $12,021
       5/31/95         $11,723     $12,341
       6/30/95         $11,715     $12,330
       7/31/95         $11,835     $12,487
       8/31/95         $11,940     $12,634
       9/30/95         $11,967     $12,683
      10/31/95         $12,051     $12,793
      11/30/95         $12,136     $12,934
      12/31/95         $12,208     $13,003
       1/31/96         $12,282     $13,129
       2/28/96         $12,203     $13,084
       3/31/96         $12,050     $12,956
       4/30/96         $12,018     $12,932
       5/31/96         $11,984     $12,913
       6/30/96         $12,039     $13,012
       7/31/96         $12,111     $13,120
       8/31/96         $12,115     $13,127
       9/30/96         $12,218     $13,246
      10/31/96         $12,280     $13,388
      11/30/96         $12,479     $13,612
      12/31/96         $12,398     $13,570
       1/31/97         $12,365     $13,619
       2/28/97         $12,459     $13,732
       3/31/97         $12,297     $13,554
       4/30/97         $12,385     $13,624
       5/31/97         $12,535     $13,795
       6/30/97         $12,614     $13,927
       7/31/97         $12,827     $14,249
       8/31/97         $12,694     $14,149
       9/30/97         $12,785     $14,298
      10/31/97         $12,838     $14,383
      11/30/97         $12,895     $14,434
      12/31/97         $13,034     $14,610
       1/31/98         $13,164     $14,763
       2/28/98         $13,170     $14,777
       3/31/98         $13,168     $14,777
       4/30/98         $13,106     $14,691
       5/31/98         $13,263     $14,907
       6/30/98         $13,279     $14,949
       7/31/98         $13,307     $14,999
       8/31/98         $13,481     $15,227
       9/30/98         $13,612     $15,423
      10/31/98         $13,562     $15,445
      11/30/98         $13,592     $15,487
      12/31/98         $13,631     $15,520
       1/31/99         $13,752     $15,747
       2/28/99         $13,663     $15,657
       3/31/99         $13,634     $15,652

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/30/96 at net asset value would have been worth $11,539 on March 31, 1999; $11,281, including maximum 2.25% sales charge. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $11,884 on March 31, 1999.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.62% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 is designated as an exempt-interest dividend.

EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

INVESTMENT UPDATE

[PHOTO]
William H. Ahern
Portfolio Manager

THE ECONOMY
-------------------------------------------------------------------------------
- Massachusetts economic activity continued to grow in late 1998 and early 1999. Strong job data figures, thriving high-tech and financial sectors, and ongoing consumer demand are some of the factors that contributed to the expansion. The commonwealth's March unemployment rate was 2.8%.

- As in other states, manufacturing has had mixed performance. The automotive, furniture, office supplies, and health care areas continued to perform well. Sales of electronics and industrial machinery, on the other hand, are reported down.

- Massachusetts is among corporate America's favorite places to do business. According to INC. magazine, Massachusetts is ranked third behind Texas and California in the number of fast-growing techonology companies headquartered there.

THE FUND
-------------------------------------------------------------------------------
- During the year ended March 31, 1999, the Fund's Class A, Class B, and
  Class C shares had total returns of 4.2%, 3.6%, and 3.6%, respectively.(1) For Class A and Class B, these returns resulted from a decline in net asset value (NAV) per share to $10.32 on March 31, 1999 from $10.33 on March 31, 1998, and the reinvestment of $0.436 and $0.378 per share, respectively, in tax-free income.(2) For Class C, this return resulted from a decline in NAV to $9.86 from $9.88, and the reinvestment of $0.367 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 1999 of $10.32 per share for Class A and Class B, and $9.86 for Class C, the Fund's distribution rates were 4.42%, 3.66% and 3.83%, respectively.(3)

- The SEC 30-day yields for Class A, B and C shares at March 31 were 3.32%, 2.65% and 2.65%, respectively.(4)

MANAGEMENT UPDATE
-------------------------------------------------------------------------------
- Hospital bonds represented the Portfolio's largest sector weighting at March 31. In a very competitive Massachusetts hospital market, the Portfolio focused on those institutions with sound financial structures, good management and a favorable demographic base.

- Escrowed bonds were a significant portion of the Portfolio. These bonds, which are pre-refunded to their call date and backed by U.S. Treasury bonds, are considered very high quality issues.

- Quality spreads remained relatively narrow. The Portfolio maintained some exposure to life care and nursing home bonds, which offered attractive yields in non-rated issues.

YOUR INVESTMENT AT WORK                                               [GRAPHIC]
-------------------------------------------------------------------------------
  Massachusetts Development
  Finance Agency/YMCA of Greater Boston

- The YMCA of Greater Boston is a long-standing institution whose goal is to provide the area with wholesome recreational opportunities for young people in the Boston area.

- These bonds were issued by the State Development Finance Agency to finance infrastructural improvements to local branches of the Greater Boston YMCA.

- This bond features excellent call protection and an attractive 5.25% coupon in a lower-rated, investment-grade bond, while providing funding for projects that will benefit Boston-area communities.

-------------------------------------------------------------------------------
(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and C shares. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
    SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year. The one-year SEC return for Class C reflects 1% CDSC.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(5)                    Class A            Class B           Class C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           4.2%               3.6%              3.6%
Five Years                         N.A.               4.7               4.7
Life of Fund+                      5.8                4.7               3.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           1.8%               0.6%              2.6%
Five Years                         N.A.               4.7               4.7.
Life of Fund+                      5.0                4.7               3.7

+Inception Dates -- Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* JUNE 30, 1992-MARCH 31, 1999.

          DATE        FUND/NAV     LB7YMBI
       6/30/92         $10,000     $10,000
       7/31/92         $10,278     $10,298
       8/31/92         $10,136     $10,192
       9/30/92         $10,178     $10,275
      10/31/92         $10,070     $10,205
      11/30/92         $10,270     $10,358
      12/31/92         $10,355     $10,442
       1/31/92         $10,462     $10,595
       2/28/93         $10,798     $10,919
       3/31/93         $10,652     $10,776
       4/30/93         $10,739     $10,843
       5/31/93         $10,786     $10,875
       6/30/93         $10,900     $11,074
       7/31/93         $10,911     $11,076
       8/31/93         $11,094     $11,272
       9/30/93         $11,180     $11,396
      10/31/93         $11,201     $11,425
      11/30/93         $11,117     $11,325
      12/31/93         $11,300     $11,533
       1/31/94         $11,399     $11,655
       2/28/94         $11,180     $11,402
       3/31/94         $10,838     $11,098
       4/30/94         $10,917     $11,179
       5/31/94         $10,979     $11,234
       6/30/94         $10,933     $11,214
       7/31/94         $11,085     $11,372
       8/31/94         $11,107     $11,432
       9/30/94         $10,995     $11,322
      10/31/94         $10,884     $11,209
      11/30/94         $10,746     $11,045
      12/31/94         $10,903     $11,213
       1/31/95         $11,077     $11,423
       2/28/95         $11,295     $11,680
       3/31/95         $11,363     $11,802
       4/30/95         $11,369     $11,833
       5/31/95         $11,575     $12,148
       6/30/95         $11,533     $12,137
       7/31/95         $11,641     $12,292
       8/31/95         $11,747     $12,437
       9/30/95         $11,795     $12,484
      10/31/95         $11,878     $12,593
      11/30/95         $11,996     $12,732
      12/31/95         $12,043     $12,799
       1/31/96         $12,116     $12,923
       2/28/96         $12,058     $12,879
       3/31/96         $11,940     $12,753
       4/30/96         $11,883     $12,730
       5/31/96         $11,860     $12,711
       6/30/96         $11,925     $12,809
       7/31/96         $11,996     $12,915
       8/31/96         $11,999     $12,922
       9/30/96         $12,111     $13,039
      10/31/96         $12,208     $13,179
      11/30/96         $12,380     $13,399
      12/31/96         $12,298     $13,358
       1/31/97         $12,300     $13,406
       2/28/97         $12,405     $13,517
       3/31/97         $12,268     $13,342
       4/30/97         $12,354     $13,411
       5/31/97         $12,504     $13,579
       6/30/97         $12,595     $13,709
       7/31/97         $12,794     $14,027
       8/31/97         $12,722     $13,927
       9/30/97         $12,800     $14,075
      10/31/97         $12,815     $14,158
      11/30/97         $12,883     $14,208
      12/31/97         $13,059     $14,382
       1/31/98         $13,150     $14,533
       2/28/98         $13,169     $14,546
       3/31/98         $13,166     $14,546
       4/30/98         $13,079     $14,462
       5/31/98         $13,259     $14,674
       6/30/98         $13,262     $14,716
       7/31/98         $13,276     $14,765
       8/31/98         $13,462     $14,989
       9/30/98         $13,618     $15,182
      10/31/98         $13,567     $15,204
      11/30/98         $13,572     $15,245
      12/31/98         $13,637     $15,277
       1/31/99         $13,771     $15,500
       2/28/99         $13,670     $15,413
       3/31/99         $13,641     $15,407

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/30/96 at net asset value would have been worth $11,656 on March 31, 1999; $11,393, including maximum 2.25% sales charge. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $12,098 on March 31, 1999.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.83% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 is designated as an exempt-interest dividend.

EATON VANCE MICHIGAN LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

INVESTMENT UPDATE

[PHOTO]
William H. Ahern
Portfolio Manager

THE ECONOMY
-------------------------------------------------------------------------------
- The Michigan economy struggled somewhat in 1998, as a strike at General Motors and continuing weak demand from Asia took a heavy toll. However, while manufacturing jobs increased just 0.5% during the year, construction, trade and service sector employment rose significantly. The state's jobless rate in March was 3.9%, unchanged from March 1998.

- Despite the GM strike, the auto industry posted fairly good results in 1998, with 15.6 million cars and light trucks sold, a 2.9% increase over 1997 levels. Detroit's auto makers managed to maintain their domestic market share versus foreign-made vehicles.

- One of the nation's leading exporters, Michigan's economy remains sensitive to global economic trends. While a lingering Japanese recession continued to hamper manufacturing, a strengthening European Economic Community could help stimulate demand.

THE FUND
-------------------------------------------------------------------------------
- During the year ended March 31, 1999, the Fund's Class A and Class B shares had total returns of 3.5% and 3.1%, respectively.(1) For Class A and Class
  B, these returns resulted from a decline in net asset value (NAV) per share to $9.97 on March 31, 1999 from $10.04 on March 31, 1998, and the reinvestment of $0.419 and $0.373 per share, respectively, in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 1999 of $9.97 per share for Class A and Class B, the distribution rates were 4.31% and 3.66%, respectively.(3)

- The SEC 30-day yields for Class A and B shares at March 31 were 2.29% and 1.59%, respectively.(4)

MANAGEMENT UPDATE
-------------------------------------------------------------------------------
- Insured(5) general obligations constituted the Portfolio's largest weighting at March 31. In an uncertain economic climate that included the GM strike and softer foreign demand, these bonds provided the Portfolio with a very high quality investment.

- The Portfolio reduced its exposure to City of Detroit general obligations. Despite having made significant strides in recent years, the city has been bogged down lately in a financial battle with the state over control of the Detroit public school system.

- Escrowed bonds were the Portfolio's second largest sector weighting. In addition to providing above-average income, the bonds, which are backed by Treasury bonds, improved the overall quality of the Portfolio.

YOUR INVESTMENT AT WORK                                               [GRAPHIC]
-------------------------------------------------------------------------------
  Grand Ledge MI
  Public School District

- These bonds were issued to finance improvements to public school facilities in this small community west of Lansing.

- The insured(5) bond has an exceptional 7.875% coupon, providing excellent income for the Portfolio in a AAA rated investment.

- As an escrowed bond, the Grand Ledge issue has been pre-refunded and backed by Treasuries. Therefore, it tends to trade very near its call price, thus representing a relatively stable investment.

-------------------------------------------------------------------------------
(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The
    Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks that are associated with these investments. (6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(6)                    Class A              Class B
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           3.5%                 3.1%
Five Years                         N.A.                 4.7
Life of Fund+                      5.5                  4.0

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           1.2%                 0.1%
Five Years                         N.A.                 4.7
Life of Fund+                      4.6                  4.0

+Inception date: Class A: 10/22/96; Class B: 4/16/93

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MICHIGAN LIMITED MATURITY MUNICIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* APRIL 30, 1993-MARCH 31, 1999.

          DATE        FUND/NAV     LB7YMBI
       4/30/93         $10,000     $10,000
       5/31/93          $9,980     $10,030
       6/30/93         $10,124     $10,213
       7/31/93         $10,130     $10,215
       8/31/93         $10,282     $10,396
       9/30/93         $10,380     $10,510
      10/31/93         $10,387     $10,537
      11/30/93         $10,324     $10,444
      12/31/93         $10,495     $10,636
       1/31/94         $10,609     $10,749
       2/28/94         $10,375     $10,516
       3/31/94         $10,057     $10,235
       4/30/94         $10,140     $10,310
       5/31/94         $10,177     $10,361
       6/30/94         $10,151     $10,343
       7/31/94         $10,274     $10,488
       8/31/94         $10,292     $10,543
       9/30/94         $10,193     $10,442
      10/31/94         $10,074     $10,337
      11/30/94          $9,930     $10,187
      12/31/94         $10,038     $10,341
       1/31/95         $10,245     $10,535
       2/28/95         $10,430     $10,772
       3/31/95         $10,483     $10,884
       4/30/95         $10,486     $10,913
       5/31/95         $10,681     $11,204
       6/30/95         $10,639     $11,194
       7/31/95         $10,718     $11,336
       8/31/95         $10,818     $11,470
       9/30/95         $10,863     $11,514
      10/31/95         $10,998     $11,614
      11/30/95         $11,099     $11,742
      12/31/95         $11,133     $11,804
       1/31/96         $11,225     $11,919
       2/28/96         $11,136     $11,878
       3/31/96         $11,001     $11,762
       4/30/96         $10,959     $11,740
       5/31/96         $10,948     $11,723
       6/30/96         $11,022     $11,813
       7/31/96         $11,136     $11,911
       8/31/96         $11,082     $11,917
       9/30/96         $11,212     $12,025
      10/31/96         $11,305     $12,154
      11/30/96         $11,494     $12,357
      12/31/96         $11,463     $12,319
       1/31/97         $11,500     $12,364
       2/28/97         $11,588     $12,467
       3/31/97         $11,457     $12,305
       4/30/97         $11,505     $12,368
       5/31/97         $11,649     $12,524
       6/30/97         $11,736     $12,643
       7/31/97         $11,963     $12,936
       8/31/97         $11,859     $12,845
       9/30/97         $11,922     $12,981
      10/31/97         $11,948     $13,057
      11/30/97         $11,990     $13,103
      12/31/97         $12,171     $13,264
       1/31/98         $12,283     $13,403
       2/28/98         $12,277     $13,415
       3/31/98         $12,275     $13,416
       4/30/98         $12,166     $13,338
       5/31/98         $12,352     $13,534
       6/30/98         $12,367     $13,572
       7/31/98         $12,381     $13,617
       8/31/98         $12,560     $13,824
       9/30/98         $12,660     $14,002
      10/31/98         $12,611     $14,022
      11/30/98         $12,601     $14,060
      12/31/98         $12,612     $14,090
       1/31/99         $12,740     $14,295
       2/28/99         $12,679     $14,214
       3/31/99         $12,650     $14,209

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 10/31/96 at net asset value would have been worth $11,371 on March 31, 1999; $11,120, including maximum 2.25% sales charge.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.99% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 is designated as an exempt-interest dividend.

EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

INVESTMENT UPDATE

[PHOTO]
William H. Ahern
Portfolio Manager

THE ECONOMY
-------------------------------------------------------------------------------
- The New Jersey economy advanced strongly in 1998, with state domestic product rising a robust 4.6%. Employment gains, rising wages, and large investment income boosted personal incomes of New Jerseyans. The state's jobless rate fell below the national rate for the first time in a decade.

- New Jersey added 76,500 new jobs in 1998, a gain of 2.1%. Job gains were dominated by the state's core growth sectors -- technology, finance, health care, and entertainment. The manufacturing sector, beset by weak demand from Asia, again posted job losses.

- Infrastructure improvements have become increasingly important to New Jersey's burgeoning entertainment industry. Expansions at Newark International Airport have contributed to a sharp increase in tourist traffic at that facility, while public transportation improvements have encouraged hotel and casino expansions in Atlantic City.

THE FUND
-------------------------------------------------------------------------------
- During the year ended March 31, 1999, the Fund's Class A and Class B shares had total returns of 4.0% and 3.5%, respectively.(1) For Class A and Class
  B, these returns resulted from a decline in net asset value (NAV) per share to $10.32 on March 31, 1999 from $10.35 on March 31, 1998, and the reinvestment of $0.443 and $0.385 per share, respectively, in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 1999 of $10.32 per share for Class A and Class B, the distribution rates were 4.49% and 3.73%, respectively.(3)

- The SEC 30-day yields for Class A and B shares at March 31 were 3.30% and 2.63%, respectively.(4)

MANAGEMENT UPDATE
-------------------------------------------------------------------------------
- There were relatively few changes made to the Portfolio during the period. The portfolio's largest weightings included insured general obligations,(5) cogeneration and insured(5) hospital bonds.

- With the New Jersey market again featuring large insured(5) issuance, the Portfolio maintained higher-coupon bonds, including assisted living projects, industrial development bonds and cogeneration facilities.

- The Portfolio increased its investments in the transportation sector. Bonds of the Port Authority of New York and New Jersey provided a very liquid investment in a well-regarded, AA- rated issuer.

YOUR INVESTMENT AT WORK                                               [GRAPHIC]
-------------------------------------------------------------------------------
  New Jersey Economic
  Development Authority
  The Chelsea at East Brunswick

- These bonds were issued to finance the construction costs of an assisted living facility in East Brunswick run by the Chelsea Management Group.

- The facility provides senior citizens with an attractive living alternative, featuring a wide array of services, including meals, housekeeping, transportation, exercise and leisure activities.

- This issue was representative of the Portfolio's efforts to find good income opportunities in non-rated bonds.

-------------------------------------------------------------------------------
(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The
    Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks associated with these investments. (6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year;
    1%-4th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(6)                    Class A              Class B
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           4.0%                 3.5%
Five Years                         N.A.                 4.6
Life of Fund+                      5.8                  4.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           1.7%                 0.5%
Five Years                         N.A.                 4.6
Life of Fund+                      4.9                  4.7

+Inception date: Class A: 6/27/96; Class B: 6/1/92

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* JUNE 30, 1992-MARCH 31, 1999.

          DATE        FUND/NAV     LB7YMBI
       6/30/92         $10,000     $10,000
       7/31/92         $10,358     $10,298
       8/31/92         $10,215     $10,192
       9/30/92         $10,257     $10,275
      10/31/92         $10,118     $10,205
      11/30/92         $10,328     $10,358
      12/31/92         $10,422     $10,442
       1/31/92         $10,540     $10,595
       2/28/93         $10,896     $10,919
       3/31/93         $10,739     $10,776
       4/30/93         $10,825     $10,843
       5/31/93         $10,871     $10,875
       6/30/93         $11,006     $11,074
       7/31/93         $11,016     $11,076
       8/31/93         $11,167     $11,272
       9/30/93         $11,250     $11,396
      10/31/93         $11,249     $11,425
      11/30/93         $11,174     $11,325
      12/31/93         $11,345     $11,533
       1/31/94         $11,455     $11,655
       2/28/94         $11,225     $11,402
       3/31/94         $10,894     $11,098
       4/30/94         $10,971     $11,179
       5/31/94         $11,033     $11,234
       6/30/94         $10,985     $11,214
       7/31/94         $11,115     $11,372
       8/31/94         $11,136     $11,432
       9/30/94         $11,045     $11,322
      10/31/94         $10,922     $11,209
      11/30/94         $10,773     $11,045
      12/31/94         $10,941     $11,213
       1/31/95         $11,125     $11,423
       2/28/95         $11,308     $11,680
       3/31/95         $11,387     $11,802
       4/30/95         $11,381     $11,833
       5/31/95         $11,597     $12,148
       6/30/95         $11,531     $12,137
       7/31/95         $11,639     $12,292
       8/31/95         $11,720     $12,437
       9/30/95         $11,781     $12,484
      10/31/95         $11,888     $12,593
      11/30/95         $12,030     $12,732
      12/31/95         $12,079     $12,799
       1/31/96         $12,152     $12,923
       2/28/96         $12,073     $12,879
       3/31/96         $11,932     $12,753
       4/30/96         $11,865     $12,730
       5/31/96         $11,831     $12,711
       6/30/96         $11,920     $12,809
       7/31/96         $12,051     $12,915
       8/31/96         $12,019     $12,922
       9/30/96         $12,143     $13,039
      10/31/96         $12,205     $13,179
      11/30/96         $12,390     $13,399
      12/31/96         $12,357     $13,358
       1/31/97         $12,409     $13,406
       2/28/97         $12,501     $13,517
       3/31/97         $12,353     $13,342
       4/30/97         $12,391     $13,411
       5/31/97         $12,541     $13,579
       6/30/97         $12,645     $13,709
       7/31/97         $12,894     $14,027
       8/31/97         $12,749     $13,927
       9/30/97         $12,865     $14,075
      10/31/97         $12,893     $14,158
      11/30/97         $12,937     $14,208
      12/31/97         $13,088     $14,382
       1/31/98         $13,205     $14,533
       2/28/98         $13,199     $14,546
       3/31/98         $13,185     $14,546
       4/30/98         $13,098     $14,462
       5/31/98         $13,292     $14,674
       6/30/98         $13,308     $14,716
       7/31/98         $13,323     $14,765
       8/31/98         $13,497     $14,989
       9/30/98         $13,615     $15,182
      10/31/98         $13,591     $15,204
      11/30/98         $13,582     $15,245
      12/31/98         $13,596     $15,277
       1/31/99         $13,731     $15,500
       2/28/99         $13,657     $15,413
       3/31/99         $13,642     $15,407

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/30/96 at net asset value would have been worth $11,661 on March 31, 1999; $11,398, including maximum 2.25% sales charge.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 98.22% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 is designated as an exempt-interest dividend.

EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

INVESTMENT UPDATE

[PHOTO]
William H. Ahern
Portfolio Manager

THE ECONOMY
-------------------------------------------------------------------------------
- While the New York economy posted gains in the past year, the state suffered from tumult in the financial markets and declining exports to Asia and emerging markets. The state's job growth continued to lag the nation, rising 2.0% versus 2.6% for the nation as a whole. The state's unemployment rate declined to 5.0% in March from 5.8% a year earlier.

- The Mid-Hudson region was New York's pacesetter for job creation. Computer-related areas, metals, and temporary services were among the area's fastest-growing industry groups.

- New York City's financial markets were deeply affected by last year's global financial crisis. Securities underwriting volumes declined sharply and several large brokerage firms announced layoffs amid market volatility and fears of declining profits.

THE FUND
-------------------------------------------------------------------------------
- During the year ended March 31, 1999, the Fund's Class A, Class B, and
  Class C shares had total returns of 4.8%, 4.2%, and 4.3%, respectively.(1) For Class A and Class B, these returns resulted from a rise in net asset value (NAV) per share to $10.56 on March 31, 1999 from $10.51 on March 31, 1998, and the reinvestment of $0.445 and $0.386 per share, respectively, in tax-free income.(2) For Class C, this return resulted from a rise in NAV to $10.00 from $9.95, and the reinvestment of $0.370 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 1999 of $10.56 per share for Class A and Class B, and $10.00 for Class C, the Fund's distribution rates were 4.45%, 3.69% and 3.83%, respectively.(3)

- The SEC 30-day yields for Class A, B and C shares at March 31 were 3.67%, 3.03% and 3.03%, respectively.(4)

MANAGEMENT UPDATE
-------------------------------------------------------------------------------
- Lease revenue/certificates of participation were the Portfolio's largest sector weighting at March 31. The issues financed a wide variety of public facilities within the state, including transportation, energy, housing and youth services.

- The Portfolio's industrial development bonds provided very attractive yields while financing state economic projects. Companies benefiting from these bonds included Delta Airlines, American Airlines, and Terminal One Group.

- Housing issues for the New York State Mortgage Agency and the New York City Housing Development Corp. played a significant role, financing single-family and multi-family projects alike.

YOUR INVESTMENT AT WORK                                               [GRAPHIC]
-------------------------------------------------------------------------------
  Suffolk County
  Industrial Development Authority
  Nissequogue Cogeneration Facility

- These bonds were issued to finance construction costs of a 41-megawatt, gas-fired cogeneration facility on the Stonybrook campus of SUNY in Brookhaven.

- The Nissequogue facility provides electricity, and steam heating and cooling for the Stonybrook campus, as well as electricity for Long Island Power Authority.

- The Nissequogue issue is an example of the Portfolio's research-intensive investments in non-rated bonds.

-------------------------------------------------------------------------------
(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and C shares. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
    SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year. The one-year SEC return for Class C reflects 1% CDSC.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(5)                    Class A            Class B           Class C
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           4.8%               4.2%              4.3%
Five Years                         N.A.               5.0               5.0.
Life of Fund+                      6.5                5.0               3.9

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           2.4%               1.2%              3.3%
Five Years                         N.A.               5.0               5.0
Life of Fund+                      5.6                5.0               3.9

+Inception Dates -- Class A: 6/27/96; Class B: 5/29/92; Class C:12/8/93

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* MAY 31, 1992-MARCH 31, 1999.

          DATE        FUND/NAV     LB7YMBI
       5/31/92         $10,000     $10,000
       6/30/92         $10,010     $10,159
       7/31/92         $10,312     $10,462
       8/31/92         $10,220     $10,354
       9/30/92         $10,274     $10,438
      10/31/92         $10,135     $10,368
      11/30/92         $10,368     $10,522
      12/31/92         $10,464     $10,608
       1/31/92         $10,603     $10,763
       2/28/93         $10,962     $11,093
       3/31/93         $10,795     $10,947
       4/30/93         $10,871     $11,015
       5/31/93         $10,908     $11,048
       6/30/93         $11,055     $11,250
       7/31/93         $11,076     $11,252
       8/31/93         $11,258     $11,451
       9/30/93         $11,342     $11,577
      10/31/93         $11,351     $11,607
      11/30/93         $11,265     $11,505
      12/31/93         $11,437     $11,716
       1/31/94         $11,548     $11,840
       2/28/94         $11,305     $11,583
       3/31/94         $10,952     $11,274
       4/30/94         $11,030     $11,356
       5/31/94         $11,103     $11,413
       6/30/94         $11,078     $11,392
       7/31/94         $11,208     $11,553
       8/31/94         $11,218     $11,613
       9/30/94         $11,106     $11,502
      10/31/94         $10,983     $11,387
      11/30/94         $10,788     $11,221
      12/31/94         $10,952     $11,391
       1/31/95         $11,149     $11,604
       2/28/95         $11,366     $11,866
       3/31/95         $11,434     $11,989
       4/30/95         $11,440     $12,021
       5/31/95         $11,657     $12,341
       6/30/95         $11,626     $12,330
       7/31/95         $11,734     $12,487
       8/31/95         $11,839     $12,634
       9/30/95         $11,866     $12,683
      10/31/95         $11,974     $12,793
      11/30/95         $12,093     $12,934
      12/31/95         $12,154     $13,003
       1/31/96         $12,228     $13,129
       2/28/96         $12,148     $13,084
       3/31/96         $12,019     $12,956
       4/30/96         $11,975     $12,932
       5/31/96         $11,942     $12,913
       6/30/96         $12,020     $13,012
       7/31/96         $12,091     $13,120
       8/31/96         $12,070     $13,127
       9/30/96         $12,195     $13,246
      10/31/96         $12,281     $13,388
      11/30/96         $12,478     $13,612
      12/31/96         $12,409     $13,570
       1/31/97         $12,387     $13,619
       2/28/97         $12,480     $13,732
       3/31/97         $12,355     $13,554
       4/30/97         $12,443     $13,624
       5/31/97         $12,606     $13,795
       6/30/97         $12,722     $13,927
       7/31/97         $13,034     $14,249
       8/31/97         $12,925     $14,149
       9/30/97         $13,042     $14,298
      10/31/97         $13,069     $14,383
      11/30/97         $13,126     $14,434
      12/31/97         $13,315     $14,610
       1/31/98         $13,407     $14,763
       2/28/98         $13,426     $14,777
       3/31/98         $13,424     $14,777
       4/30/98         $13,324     $14,691
       5/31/98         $13,518     $14,907
       6/30/98         $13,547     $14,949
       7/31/98         $13,562     $14,999
       8/31/98         $13,762     $15,227
       9/30/98         $13,932     $15,423
      10/31/98         $13,881     $15,445
      11/30/98         $13,900     $15,487
      12/31/98         $13,941     $15,520
       1/31/99         $14,063     $15,747
       2/28/99         $14,016     $15,657
       3/31/99         $13,988     $15,652

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/30/96 at net asset value would have been worth $11,856 on March 31, 1999; $11,591, including maximum 2.25% sales charge. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $12,240 on March 31, 1999.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 98.84% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 is designated as an exempt-interest dividend.

EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

INVESTMENT UPDATE

[PHOTO]
William H. Ahern
Portfolio Manager

THE ECONOMY
-------------------------------------------------------------------------------
- The Ohio economy made further progress in 1998 and early 1999, with the service and trade sectors responsible for most employment gains. In contrast, the economic woes of Asia and the strong U.S. dollar hurt the manufacturing sector, an important element of the Ohio economy. The state's March unemployment rate was 3.9%.

- Despite a difficult climate for manufacturers, Ohio's steelmakers fared well in 1998, reflecting a strong industry trend. According to the Cleveland-based Steel Service Center Institute, nationwide shipments totalled 28.9 million tons, a 3% increase over 1997.

- The Ohio labor market suffered from the General Motors auto strike and some temporary, weather-related layoffs elsewhere. Nonetheless, according to the Ohio Bureau of Employment Services, the state saw 156,000 more Ohians employed during the year.

THE FUND
-------------------------------------------------------------------------------
- During the year ended March 31, 1999, the Fund's Class A and Class B shares had total returns of 4.2% and 3.6%, respectively.(1) For Class A and B, these returns resulted from a decline in net asset value (NAV) per share to $10.11 on March 31, 1999 from $10.14 on March 31, 1998, and the reinvestment of $0.448 and $0.393 per share, respectively, in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 1999 of $10.11 per share for Class A and Class B, the Fund's distribution rates were 4.60% and 3.86%, respectively.(3)

- The SEC 30-day yields for Class A and Class B shares at March 31 were 3.10% and 2.45%, respectively.(4)

MANAGEMENT UPDATE
-------------------------------------------------------------------------------
- The Portfolio continued its relative-value approach, seeking opportunities in undervalued sectors of the Ohio market. Insured(5) general obligations were the Portfolio's largest sector weighting at March 31.

- Industrial development bonds provided some good opportunities in higher-coupon bonds. Industries represented in the Portfolio's IDB holdings included plastics, steel, air freight and entertainment.

- With quality spreads remaining narrow, the Portfolio maintained an exposure to non-rated bonds. The Portfolio found especially good value among non-rated issues in the housing, life care, and nursing home sectors.

YOUR INVESTMENT AT WORK                                              [GRAPHIC]
-------------------------------------------------------------------------------
  Ohio Solid Waste Revenue Bonds
  Republic Engineered Steel, Inc.

- Republic Engineered Steel, Inc., headquartered in Massillon, is a manufacturer of hot-rolled, specialty steel bars. Product applications include axles and wheel hubs used in auto manufacture and bars used to produce aircraft landing gear.

- These bonds were issued to finance the construction of solid waste treatment facilities at Republic's Canton Township plant.

- The non-rated bonds carry an exceptional 9.00% coupon and provide the Portfolio eight years of premium call protection.

-------------------------------------------------------------------------------
(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The
    Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks associated with these investments. (6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year;
    1%-4th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(5)                    Class A              Class B
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           4.2%                 3.6%
Five Years                         N.A.                 4.9
Life of Fund+                      5.8                  4.3

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           1.9%                 0.6%
Five Years                         N.A.                 4.9
Life of Fund+                      4.8                  4.3

+Inception date: Class A: 10/22/96; Class B: 4/16/93

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* APRIL 30, 1993-MARCH 31, 1999.

          DATE        FUND/NAV     LB7YMBI
       4/30/93         $10,000     $10,000
       5/31/93          $9,990     $10,030
       6/30/93         $10,149     $10,213
       7/31/93         $10,176     $10,215
       8/31/93         $10,348     $10,396
       9/30/93         $10,446     $10,510
      10/31/93         $10,452     $10,537
      11/30/93         $10,389     $10,444
      12/31/93         $10,561     $10,636
       1/31/94         $10,674     $10,749
       2/28/94         $10,430     $10,516
       3/31/94         $10,113     $10,235
       4/30/94         $10,206     $10,310
       5/31/94         $10,253     $10,361
       6/30/94         $10,217     $10,343
       7/31/94         $10,350     $10,488
       8/31/94         $10,369     $10,543
       9/30/94         $10,260     $10,442
      10/31/94         $10,140     $10,337
      11/30/94          $9,996     $10,187
      12/31/94         $10,136     $10,341
       1/31/95         $10,322     $10,535
       2/28/95         $10,484     $10,772
       3/31/95         $10,558     $10,884
       4/30/95         $10,551     $10,913
       5/31/95         $10,767     $11,204
       6/30/95         $10,715     $11,194
       7/31/95         $10,784     $11,336
       8/31/95         $10,894     $11,470
       9/30/95         $10,952     $11,514
      10/31/95         $11,065     $11,614
      11/30/95         $11,166     $11,742
      12/31/95         $11,224     $11,804
       1/31/96         $11,271     $11,919
       2/28/96         $11,217     $11,878
       3/31/96         $11,094     $11,762
       4/30/96         $11,062     $11,740
       5/31/96         $11,041     $11,723
       6/30/96         $11,161     $11,813
       7/31/96         $11,218     $11,911
       8/31/96         $11,211     $11,917
       9/30/96         $11,343     $12,025
      10/31/96         $11,414     $12,154
      11/30/96         $11,603     $12,357
      12/31/96         $11,562     $12,319
       1/31/97         $11,542     $12,364
       2/28/97         $11,666     $12,467
       3/31/97         $11,525     $12,305
       4/30/97         $11,598     $12,368
       5/31/97         $11,743     $12,524
       6/30/97         $11,831     $12,643
       7/31/97         $12,083     $12,936
       8/31/97         $11,992     $12,845
       9/30/97         $12,068     $12,981
      10/31/97         $12,096     $13,057
      11/30/97         $12,140     $13,103
      12/31/97         $12,273     $13,264
       1/31/98         $12,386     $13,403
       2/28/98         $12,394     $13,415
       3/31/98         $12,381     $13,416
       4/30/98         $12,335     $13,338
       5/31/98         $12,486     $13,534
       6/30/98         $12,502     $13,572
       7/31/98         $12,518     $13,617
       8/31/98         $12,673     $13,824
       9/30/98         $12,762     $14,002
      10/31/98         $12,741     $14,022
      11/30/98         $12,758     $14,060
      12/31/98         $12,797     $14,090
       1/31/99         $12,927     $14,295
       2/28/99         $12,856     $14,214
       3/31/99         $12,830     $14,209

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 10/31/96 at net asset value would have been worth $11,430 on March 31, 1999; $11,170, including maximum 2.25% sales charge.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.66% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 is designated as an exempt-interest dividend.

EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

INVESTMENT UPDATE

[PHOTO]
Timothy T. Browse
Portfolio Manager

THE ECONOMY
-------------------------------------------------------------------------------
- Pennsylvania enjoyed strong, albeit uneven, economic growth over the past year. Despite the negative impact of weak Asian economies, more than 53,000 new jobs were added in the past year, a testament to an increasingly diverse economic mix. Pennsylvania's March jobless rate was 4.4%, down from 4.8% a year ago.

- The strong U.S. dollar resulted in a fiercely competitive climate for Pennsylvania's durable goods manufacturers. Amid an influx of low-cost imports, the sector lost more than 8,000 jobs, primarily in metals and transportation equipment.

- The service sector again was Pennsylvania's primary generator of job growth. Higher education, local government, and business services, including data processing and computer-related activities, were the major sources of new jobs.

THE FUND
-------------------------------------------------------------------------------
- During the year ended March 31, 1999, the Fund's Class A, Class B, and
  Class C shares had total returns of 3.9%, 3.3%, and 3.4%, respectively.(1) For Class A and Class B, these returns resulted from a decline in net asset value (NAV) per share to $10.50 on March 31, 1999 from $10.55 on March 31, 1998, and the reinvestment of $0.455 and $0.397 per share, respectively, in tax-free income.(2) For Class C, this return resulted from a decline in NAV to $9.93 from $9.98, and the reinvestment of $0.380 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 1999 of $10.50 per share for Class A and Class B, and $9.93 for Class C, the Fund's distribution rates were 4.53%, 3.78%, and 3.73%, respectively.(3)

- The SEC 30-day yields for Class A, B and C shares at March 31 were 3.46%, 2.79% and 2.79%, respectively.(4)

MANAGEMENT UPDATE
-------------------------------------------------------------------------------
- The Pennsylvania market characteristically featured a large issuance of hospital bonds. Hospitals and insured(5) hospital bonds constituted large Portfolio holdings, with some lower investment-grade issues providing excellent income opportunities.

- The Portfolio maintained a large commitment to escrowed bonds. The bonds are backed by Treasury bonds, which gives them an implicit AAA credit rating. Meanwhile, they continue to provide an excellent stream of income to the Portfolio.

- Management continued its efforts to upgrade the Portfolio's call protection. As low interest rates prompted a series of refundings, call protection became increasingly important for municipal investors.

YOUR INVESTMENT AT WORK                                               [GRAPHIC]
-------------------------------------------------------------------------------
  Chester County
  Industrial Development Authority
  Senior Life Choice of Kimberton

- The Chester County Industrial Development Authority provides financing for economic development and public projects within the County.

- These bonds were issued to help finance an assisted living facility in Kimberton. These facilities have become increasingly popular as a health care alternative for an aging population.

- The non-rated bond has an attractive 8.00% coupon. The Portfolios purchased the issue in its entirety and Eaton Vance was able to negotiate some of its terms.

-------------------------------------------------------------------------------
(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and C shares. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax.
    (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks associated with these investments. (6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year. The one-year SEC return for Class C reflects 1% CDSC.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(6)                    Class A            Class B           Class C
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           3.9%               3.3%              3.4%
Five Years                         N.A.               4.9               4.9
Life of Fund+                      6.3                5.0               3.8

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           1.6%               0.3%              2.4%
Five Years                         N.A.               4.9               4.9
Life of Fund+                      5.4                5.0               3.8

+Inception Dates -- Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* JUNE 30, 1992-MARCH 31, 1999.

          DATE        FUND/NAV     LB7YMBI
       6/30/92         $10,000     $10,000
       7/31/92         $10,357     $10,298
       8/31/92         $10,206     $10,192
       9/30/92         $10,268     $10,275
      10/31/92         $10,121     $10,205
      11/30/92         $10,351     $10,358
      12/31/92         $10,435     $10,442
       1/31/92         $10,563     $10,595
       2/28/93         $10,898     $10,919
       3/31/93         $10,722     $10,776
       4/30/93         $10,819     $10,843
       5/31/93         $10,866     $10,875
       6/30/93         $10,991     $11,074
       7/31/93         $11,003     $11,076
       8/31/93         $11,186     $11,272
       9/30/93         $11,271     $11,396
      10/31/93         $11,282     $11,425
      11/30/93         $11,198     $11,325
      12/31/93         $11,403     $11,533
       1/31/94         $11,502     $11,655
       2/28/94         $11,274     $11,402
       3/31/94         $10,924     $11,098
       4/30/94         $11,013     $11,179
       5/31/94         $11,065     $11,234
       6/30/94         $11,030     $11,214
       7/31/94         $11,182     $11,372
       8/31/94         $11,193     $11,432
       9/30/94         $11,082     $11,322
      10/31/94         $10,961     $11,209
      11/30/94         $10,803     $11,045
      12/31/94         $10,969     $11,213
       1/31/95         $11,142     $11,423
       2/28/95         $11,359     $11,680
       3/31/95         $11,416     $11,802
       4/30/95         $11,434     $11,833
       5/31/95         $11,650     $12,148
       6/30/95         $11,609     $12,137
       7/31/95         $11,705     $12,292
       8/31/95         $11,799     $12,437
       9/30/95         $11,838     $12,484
      10/31/95         $11,934     $12,593
      11/30/95         $12,053     $12,732
      12/31/95         $12,103     $12,799
       1/31/96         $12,166     $12,923
       2/28/96         $12,100     $12,879
       3/31/96         $11,984     $12,753
       4/30/96         $11,918     $12,730
       5/31/96         $11,897     $12,711
       6/30/96         $11,964     $12,809
       7/31/96         $12,036     $12,915
       8/31/96         $12,053     $12,922
       9/30/96         $12,167     $13,039
      10/31/96         $12,241     $13,179
      11/30/96         $12,427     $13,399
      12/31/96         $12,383     $13,358
       1/31/97         $12,399     $13,406
       2/28/97         $12,493     $13,517
       3/31/97         $12,358     $13,342
       4/30/97         $12,422     $13,411
       5/31/97         $12,573     $13,579
       6/30/97         $12,690     $13,709
       7/31/97         $13,002     $14,027
       8/31/97         $12,883     $13,927
       9/30/97         $13,000     $14,075
      10/31/97         $13,029     $14,158
      11/30/97         $13,087     $14,208
      12/31/97         $13,264     $14,382
       1/31/98         $13,395     $14,533
       2/28/98         $13,390     $14,546
       3/31/98         $13,415     $14,546
       4/30/98         $13,330     $14,462
       5/31/98         $13,499     $14,674
       6/30/98         $13,529     $14,716
       7/31/98         $13,507     $14,765
       8/31/98         $13,695     $14,989
       9/30/98         $13,801     $15,182
      10/31/98         $13,765     $15,204
      11/30/98         $13,771     $15,245
      12/31/98         $13,799     $15,277
       1/31/99         $13,935     $15,500
       2/28/99         $13,876     $15,413
       3/31/99         $13,862     $15,407

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/30/96 at net asset value would have been worth $11,805 on March 31, 1999; $11,542, including maximum 2.25% sales charge. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $12,199 on March 31, 1999.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.95% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 is designated as an exempt-interest dividend.

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 1999

                                           CALIFORNIA      CONNECTICUT       FLORIDA      MASSACHUSETTS      MICHIGAN
                                          LIMITED FUND    LIMITED FUND    LIMITED FUND     LIMITED FUND    LIMITED FUND
------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------
Investment in Limited Maturity
   Municipals Portfolio --
   Identified cost                         $ 27,226,098     $8,470,317     $ 57,218,771     $49,150,294     $  9,709,181
   Unrealized appreciation                    1,451,997        491,207        2,729,429       2,393,141          771,620
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO, AT VALUE    $ 28,678,095     $8,961,524     $ 59,948,200     $51,543,435     $ 10,480,801
------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold            $     10,000     $       --     $        100     $    25,876     $         --
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                               $ 28,688,095     $8,961,524     $ 59,948,300     $51,569,311     $ 10,480,801
------------------------------------------------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------------------------------------------------
Dividends payable                          $     54,392     $   16,569     $    109,073     $    93,624     $     19,576
Payable for Fund shares redeemed                 34,223             --          153,062          32,663            2,435
Other accrued expenses                           30,608         20,668           54,822          41,802           18,872
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                          $    119,223     $   37,237     $    316,957     $   168,089     $     40,883
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $ 28,568,872     $8,924,287     $ 59,631,343     $51,401,222     $ 10,439,918
------------------------------------------------------------------------------------------------------------------------
Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------
Paid-in capital                            $ 29,328,809     $8,919,084     $ 60,603,225     $50,896,996     $ 11,138,436
Accumulated net realized loss from
   Portfolio (computed on basis of
   identified cost)                          (2,157,541)      (536,940)      (3,613,482)     (1,839,841)      (1,450,562)
Accumulated undistributed (distributions
   in excess of) net investment income          (54,393)        50,936          (87,829)        (49,074)         (19,576)
Net unrealized appreciation from
   Portfolio (computed on basis of
   identified cost)                           1,451,997        491,207        2,729,429       2,393,141          771,620
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      $ 28,568,872     $8,924,287     $ 59,631,343     $51,401,222     $ 10,439,918
------------------------------------------------------------------------------------------------------------------------
Class A Shares
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $ 26,169,641     $7,514,256     $ 49,355,074     $43,436,483     $  9,786,263
SHARES OUTSTANDING                            2,527,768        741,473        4,805,301       4,209,754          981,749
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)     $      10.35     $    10.13     $      10.27     $     10.32     $       9.97
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 97.75 of net asset
      value per share)                     $      10.59     $    10.36     $      10.51     $     10.56     $      10.20
------------------------------------------------------------------------------------------------------------------------
Class B Shares
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $  2,399,231     $1,410,031     $  6,326,004     $ 2,747,372     $    653,655
SHARES OUTSTANDING                              231,746        139,239          616,060         266,143           65,579
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)     $      10.35     $    10.13     $      10.27     $     10.32     $       9.97
------------------------------------------------------------------------------------------------------------------------
Class C Shares
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $         --     $       --     $  3,950,265     $ 5,217,367     $         --
SHARES OUTSTANDING                                   --             --          406,921         528,918               --
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)     $         --     $       --     $       9.71     $      9.86     $         --
------------------------------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 1999

                                           NEW JERSEY       NEW YORK          OHIO        PENNSYLVANIA
                                          LIMITED FUND    LIMITED FUND    LIMITED FUND    LIMITED FUND
-------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------
Investment in Limited Maturity
   Municipals Portfolio --
   Identified cost                         $ 37,297,232    $ 62,445,972    $ 21,589,820    $ 48,601,912
   Unrealized appreciation                    2,483,449       3,426,771       1,069,434       2,168,770
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO, AT VALUE    $ 39,780,681    $ 65,872,743    $ 22,659,254    $ 50,770,682
-------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold            $     50,000    $      2,994    $         --    $      2,210
-------------------------------------------------------------------------------------------------------
TOTAL ASSETS                               $ 39,830,681    $ 65,875,737    $ 22,659,254    $ 50,772,892
-------------------------------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------------------------------
Dividends payable                          $     77,028    $    123,756    $     44,727    $     93,122
Payable for Fund shares redeemed                 78,516          24,703           3,043              --
Other accrued expenses                           28,229          48,982          31,972          42,416
-------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                          $    183,773    $    197,441    $     79,742    $    135,538
-------------------------------------------------------------------------------------------------------
NET ASSETS                                 $ 39,646,908    $ 65,678,296    $ 22,579,512    $ 50,637,354
-------------------------------------------------------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------------------------------------------------------
Paid-in capital                            $ 39,505,344    $ 63,870,666    $ 22,770,269    $ 49,559,519
Accumulated net realized loss from
   Portfolio (computed on basis of
   identified cost)                          (2,301,745)     (1,558,804)     (1,346,917)     (1,067,227)
Accumulated undistributed (distributions
   in excess of) net investment income          (40,140)        (60,337)         86,726         (23,708)
Net unrealized appreciation from
   Portfolio (computed on basis of
   identified cost)                           2,483,449       3,426,771       1,069,434       2,168,770
-------------------------------------------------------------------------------------------------------
TOTAL                                      $ 39,646,908    $ 65,678,296    $ 22,579,512    $ 50,637,354
-------------------------------------------------------------------------------------------------------
Class A Shares
-------------------------------------------------------------------------------------------------------
NET ASSETS                                 $ 36,591,255    $ 57,863,562    $ 20,374,551    $ 41,047,859
SHARES OUTSTANDING                            3,546,521       5,478,188       2,016,094       3,907,818
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)     $      10.32    $      10.56    $      10.11    $      10.50
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 97.75 of net asset
      value per share)                     $      10.56    $      10.80    $      10.34    $      10.74
-------------------------------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------------------------------
NET ASSETS                                 $  3,055,653    $  5,077,647    $  2,204,961    $  3,786,940
SHARES OUTSTANDING                              296,148         480,840         218,184         360,523
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)     $      10.32    $      10.56    $      10.11    $      10.50
-------------------------------------------------------------------------------------------------------
Class C Shares
-------------------------------------------------------------------------------------------------------
NET ASSETS                                 $         --    $  2,737,087    $         --    $  5,802,555
SHARES OUTSTANDING                                   --         273,715              --         584,149
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)     $         --    $      10.00    $         --    $       9.93
-------------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

                                           CALIFORNIA      CONNECTICUT       FLORIDA      MASSACHUSETTS      MICHIGAN
                                          LIMITED FUND    LIMITED FUND    LIMITED FUND     LIMITED FUND    LIMITED FUND
------------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio           $1,679,122       $500,304       $3,463,508      $2,808,095       $ 602,186
Expenses allocated from Portfolio             (194,363)       (53,567)        (375,118)       (305,062)        (86,178)
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO        $1,484,759       $446,737       $3,088,390      $2,503,033       $ 516,008
------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                  $       42       $  1,374       $      555      $    2,287       $     168
Distribution and service fees
   Class A                                      42,295         13,631           77,273          62,138          14,918
   Class B                                      28,450         15,857           65,125          45,458           8,291
   Class C                                          --             --           49,710          38,412              --
Transfer and dividend disbursing agent
   fees                                         28,790          9,565           56,579          48,087          11,450
Legal and accounting services                    8,246          9,098           14,125          23,979           9,345
Printing and postage                             4,762          3,659            8,104          10,288           3,600
Custodian fee                                    6,009          5,820           10,713           6,812           5,103
Registration fees                                1,251            424            7,653           5,802           3,361
Amortization of organization expenses               --            269               --              --           1,262
Miscellaneous                                    5,358          3,711           10,811           8,760           3,847
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                              $  125,203       $ 63,408       $  300,648      $  252,023       $  61,345
------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                       $1,359,556       $383,329       $2,787,742      $2,251,010       $ 454,663
------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                           $  508,612       $ 48,664       $  848,816      $  732,983       $ 167,850
   Financial futures contracts                (130,540)       (29,254)        (208,377)       (284,350)        (53,228)
------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN                           $  378,072       $ 19,410       $  640,439      $  448,633       $ 114,622
------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                              $ (263,755)      $ 13,373       $ (716,010)     $ (473,609)      $(181,375)
   Financial futures contracts                    (209)         3,626           11,838          15,948           2,401
------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                           $ (263,964)      $ 16,999       $ (704,172)     $ (457,661)      $(178,974)
------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)     $  114,108       $ 36,409       $  (63,733)     $   (9,028)      $ (64,352)
------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                               $1,473,664       $419,738       $2,724,009      $2,241,982       $ 390,311
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

                                           NEW JERSEY       NEW YORK          OHIO        PENNSYLVANIA
                                          LIMITED FUND    LIMITED FUND    LIMITED FUND    LIMITED FUND
-------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio           $2,292,343      $3,689,798      $1,283,378      $2,910,538
Expenses allocated from Portfolio             (263,741)       (406,728)       (149,810)       (320,260)
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO        $2,028,602      $3,283,070      $1,133,568      $2,590,278
-------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------
Trustees fees and expenses                  $    1,428      $    1,084      $      229      $    2,291
Distribution and service fees
   Class A                                      51,727          83,275          30,216          56,940
   Class B                                      44,859          63,533          27,246          47,584
   Class C                                          --          23,496              --          48,876
Transfer and dividend disbursing agent
   fees                                         39,932          67,671          19,645          53,573
Legal and accounting services                   12,496          15,733          12,019          19,040
Printing and postage                             9,235          21,277           4,396          10,511
Custodian fee                                    5,536           8,553           4,611           6,535
Registration fees                                1,500           2,822           3,596           1,007
Miscellaneous                                    7,966          11,261           3,577           8,286
-------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                              $  174,679      $  298,705      $  105,535      $  254,643
-------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                       $1,853,923      $2,984,365      $1,028,033      $2,335,635
-------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                           $  302,337      $  654,504      $  125,539      $  722,466
   Financial futures contracts                (135,039)       (287,095)       (100,053)       (166,778)
-------------------------------------------------------------------------------------------------------
NET REALIZED GAIN                           $  167,298      $  367,409      $   25,486      $  555,688
-------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                              $ (313,608)     $  (30,963)     $  (84,845)     $ (771,210)
   Financial futures contracts                  10,457          17,434           3,453          (3,369)
-------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                           $ (303,151)     $  (13,529)     $  (81,392)     $ (774,579)
-------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)     $ (135,853)     $  353,880      $  (55,906)     $ (218,891)
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                               $1,718,070      $3,338,245      $  972,127      $2,116,744
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999

                                           CALIFORNIA      CONNECTICUT       FLORIDA      MASSACHUSETTS      MICHIGAN
Increase (Decrease)in Net Assets          LIMITED FUND    LIMITED FUND    LIMITED FUND     LIMITED FUND    LIMITED FUND
------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                   $  1,359,556    $    383,329   $   2,787,742     $ 2,251,010     $    454,663
   Net realized gain                            378,072          19,410         640,439         448,633          114,622
   Net change in unrealized appreciation
      (depreciation)                           (263,964)         16,999        (704,172)       (457,661)        (178,974)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                              $  1,473,664    $    419,738   $   2,724,009     $ 2,241,982     $    390,311
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                              $ (1,261,736)   $   (315,775)  $  (2,327,941)    $(1,944,036)    $   (420,416)
      Class B                                  (127,848)        (68,388)       (275,336)       (182,561)         (39,337)
      Class C                                        --              --        (209,162)       (154,877)              --
   In excess of net investment income
      Class A                                      (135)         (7,965)             --              --          (14,144)
      Class B                                    (1,820)             --          (1,526)         (2,636)            (499)
      Class C                                        --              --              --          (3,195)              --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS        $ (1,391,539)   $   (392,128)  $  (2,813,965)    $(2,287,305)    $   (474,396)
------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                              $    363,844    $    464,104   $     700,316     $ 2,487,913     $    442,579
      Class B                                   756,317         260,113         814,557       1,504,280          199,415
      Class C                                        --              --       1,429,966       1,586,272               --
   Issued in reorganization of EV
      Traditional and Classic Limited
      Maturity Municipals Funds
      Class A                                 3,133,613       1,063,816       4,524,349              --          895,423
      Class C                                        --              --       6,552,371       4,459,306               --
   Net asset value of shares issued to
      shareholders
      in payment of distributions
      declared
      Class A                                   487,926         156,613         816,049         953,546          214,151
      Class B                                    61,904          46,445          79,403         123,499           28,483
      Class C                                        --              --         100,040         128,935               --
   Cost of shares redeemed
      Class A                                (6,698,846)     (1,375,758)    (11,155,505)     (8,510,101)      (2,131,033)
      Class B                                  (714,328)       (283,561)       (735,278)     (2,367,643)        (141,463)
      Class C                                        --              --      (4,132,890)       (945,891)              --
   Net asset value of shares exchanged
      Class A                                 3,033,129       1,151,393       4,440,205       4,963,466        1,261,515
      Class B                                (3,033,129)     (1,151,393)     (4,440,205)     (4,963,466)      (1,261,515)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS            $ (2,609,570)   $    331,772   $  (1,006,622)    $  (579,884)    $   (492,445)
------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS      $ (2,527,445)   $    359,382   $  (1,096,578)    $  (625,207)    $   (576,530)
------------------------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------
At beginning of year                       $ 31,096,317    $  8,564,905   $  60,727,921     $52,026,429     $ 11,016,448
------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                             $ 28,568,872    $  8,924,287   $  59,631,343     $51,401,222     $ 10,439,918
------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                             $    (54,393)   $     50,936   $     (87,829)    $   (49,074)    $    (19,576)
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999

                                           NEW JERSEY       NEW YORK          OHIO        PENNSYLVANIA
Increase (Decrease)in Net Assets          LIMITED FUND    LIMITED FUND    LIMITED FUND    LIMITED FUND
-------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                   $  1,853,923   $   2,984,365    $  1,028,033    $  2,335,635
   Net realized gain                            167,298         367,409          25,486         555,688
   Net change in unrealized appreciation
      (depreciation)                           (303,151)        (13,529)        (81,392)       (774,579)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                              $  1,718,070   $   3,338,245    $    972,127    $  2,116,744
-------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                              $ (1,668,828)  $  (2,615,897)   $   (909,646)   $ (1,926,225)
      Class B                                  (183,025)       (260,257)       (121,712)       (204,064)
      Class C                                        --         (95,851)             --        (207,418)
   In excess of net investment income
      Class A                                        --              --         (20,743)             --
      Class B                                      (919)             --              --              --
      Class C                                        --            (726)             --              --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS        $ (1,852,772)  $  (2,972,731)   $ (1,052,101)   $ (2,337,707)
-------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                              $    381,983   $   1,246,351    $    402,554    $    597,926
      Class B                                   599,064       1,074,287         605,499         464,936
      Class C                                        --       1,408,720              --       1,237,308
   Issued in reorganization of EV
      Traditional and Classic Limited
      Maturity Municipals Funds
      Class A                                   839,250         543,752       1,671,340              --
      Class C                                        --       2,285,786              --       5,132,765
   Net asset value of shares issued to
      shareholders
      in payment of distributions
      declared
      Class A                                   980,571       1,367,952         544,757         813,506
      Class B                                   143,996         188,523          80,845         134,020
      Class C                                        --          64,571              --         151,274
   Cost of shares redeemed
      Class A                                (6,663,082)    (12,152,775)     (2,703,497)     (8,402,426)
      Class B                                  (999,616)     (1,343,662)       (304,762)       (819,038)
      Class C                                        --      (1,033,218)             --        (689,222)
   Net asset value of shares exchanged
      Class A                                 5,301,665       7,108,382       2,422,090       4,252,261
      Class B                                (5,301,665)     (7,108,382)     (2,422,090)     (4,252,261)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS            $ (4,717,834)  $  (6,349,713)   $    296,736    $ (1,378,951)
-------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS      $ (4,852,536)  $  (5,984,199)   $    216,762    $ (1,599,914)
-------------------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------
At beginning of year                       $ 44,499,444   $  71,662,495    $ 22,362,750    $ 52,237,268
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                             $ 39,646,908   $  65,678,296    $ 22,579,512    $ 50,637,354
-------------------------------------------------------------------------------------------------------
Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                             $    (40,140)  $     (60,337)   $     86,726    $    (23,708)
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999

                                           CALIFORNIA      CONNECTICUT       FLORIDA      MASSACHUSETTS      MICHIGAN
Increase (Decrease)in Net Assets          LIMITED FUND    LIMITED FUND    LIMITED FUND     LIMITED FUND    LIMITED FUND
------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $   1,497,285    $    368,076   $   3,098,121    $   2,476,810   $     483,118
   Net realized gain (loss)                     433,367           4,051         (94,660)          17,484        (124,545)
   Net change in unrealized appreciation
      (depreciation)                            941,613         327,894       2,451,067        1,928,758         526,149
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   2,872,265    $    700,021   $   5,454,528    $   4,423,052   $     884,722
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $    (936,871)   $   (144,583)  $  (2,004,916)   $  (1,572,765)  $    (232,658)
      Class B                                  (570,677)       (229,255)     (1,064,705)        (860,024)       (258,458)
   In excess of net investment income
      Class A                                   (12,257)         (4,392)             --               --         (15,799)
      Class B                                   (23,588)             --              --               --              --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $  (1,543,393)   $   (378,230)  $  (3,069,621)   $  (2,432,789)  $    (506,915)
------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class B                             $     862,074    $    394,082   $   1,086,806    $     544,330   $     283,340
   Net asset value of shares issued to
      shareholders
      in payment of distributions
      declared
      Class A                                   360,909          67,528         730,455          789,937          98,883
      Class B                                   279,878         148,460         532,282          559,559         180,331
   Cost of shares redeemed
      Class A                                (8,438,995)     (1,235,782)    (21,116,043)     (11,235,114)     (1,557,577)
      Class B                                (3,400,466)     (1,943,632)     (5,629,314)      (5,707,875)     (2,203,538)
   Net asset value of shares exchanged
      Class A                                18,496,757       6,549,972      34,915,282       29,034,216      10,124,352
      Class B                               (18,496,757)     (6,549,972)    (34,915,282)     (29,034,216)    (10,124,352)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $ (10,336,600)   $ (2,569,344)  $ (24,395,814)   $ (15,049,163)  $  (3,198,561)
------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $  (9,007,728)   $ (2,247,553)  $ (22,010,907)   $ (13,058,900)  $  (2,820,754)
------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------
At beginning of year                      $  40,104,045    $ 10,812,458   $  82,738,828    $  65,085,329   $  13,837,202
------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $  31,096,317    $  8,564,905   $  60,727,921    $  52,026,429   $  11,016,448
------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $     (38,399)   $     59,735   $     (75,311)   $     (15,000)  $      (8,850)
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999

                                           NEW JERSEY       NEW YORK          OHIO        PENNSYLVANIA
Increase (Decrease)in Net Assets          LIMITED FUND    LIMITED FUND    LIMITED FUND    LIMITED FUND
-------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $   2,146,149   $   3,502,793   $   1,013,916   $   2,482,667
   Net realized gain (loss)                    (187,074)      1,088,247         131,062         406,226
   Net change in unrealized appreciation
      (depreciation)                          1,648,350       2,844,140         698,195       2,059,464
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   3,607,425   $   7,435,180   $   1,843,173   $   4,948,357
-------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $  (1,338,591)  $  (2,200,746)  $    (462,064)  $  (1,659,315)
      Class B                                  (788,446)     (1,281,208)       (562,959)       (781,095)
   In excess of net investment income
      Class A                                        --              --         (11,117)             --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $  (2,127,037)  $  (3,481,954)  $  (1,036,140)  $  (2,440,410)
-------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class B                             $   1,195,175   $   1,170,922   $     403,230   $     656,038
   Net asset value of shares issued to
      shareholders
      in payment of distributions
      declared
      Class A                                   739,740       1,153,120         282,566         683,229
      Class B                                   575,875         819,416         376,372         453,998
   Cost of shares redeemed
      Class A                               (11,566,067)    (19,290,897)     (2,893,993)     (9,812,773)
      Class B                                (4,846,604)    (12,172,312)     (2,151,477)     (4,129,149)
   Net asset value of shares exchanged
      Class A                                23,754,168      39,673,864      19,609,155      23,736,946
      Class B                               (23,754,168)    (39,673,864)    (19,609,155)    (23,736,946)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $ (13,901,881)  $ (28,319,751)  $  (3,983,302)  $ (12,148,657)
-------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $ (12,421,493)  $ (24,366,525)  $  (3,176,269)  $  (9,640,710)
-------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------
At beginning of year                      $  56,920,937   $  96,029,020   $  25,539,019   $  61,877,978
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $  44,499,444   $  71,662,495   $  22,362,750   $  52,237,268
-------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $     (41,276)  $     (71,690)  $     109,800   $     (27,213)
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            CALIFORNIA LIMITED FUND
                        -----------------------------------------------------------------------------------------------
                                                             YEAR ENDED MARCH 31,
                        -----------------------------------------------------------------------------------------------
                              1999(1)                   1998                     1997                1996        1995
                        --------------------    --------------------    -----------------------    --------    --------
                        CLASS A     CLASS B     CLASS A     CLASS B     CLASS A(2)     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------
Net asset value --
   Beginning of year    $10.330     $10.330     $ 9.980     $ 9.980        $ 9.940     $10.080     $ 9.950     $10.050
-----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income   $ 0.453     $ 0.382     $ 0.459     $ 0.386(1)     $ 0.363     $ 0.393     $ 0.385     $ 0.367
Net realized and
   unrealized gain
   (loss)                 0.030       0.025       0.362       0.362          0.037(3)   (0.097)      0.134      (0.027)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   OPERATIONS           $ 0.483     $ 0.407     $ 0.821     $ 0.748        $ 0.400     $ 0.296     $ 0.519     $ 0.340
-----------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment
   income               $(0.463)    $(0.382)    $(0.459)    $(0.386)       $(0.360)    $(0.393)    $(0.385)    $(0.367)
In excess of net
   investment income         --(4)   (0.005)     (0.012)     (0.012)            --      (0.003)     (0.004)     (0.066)
From net realized gain       --          --          --          --             --          --          --      (0.007)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     $(0.463)    $(0.387)    $(0.471)    $(0.398)       $(0.360)    $(0.396)    $(0.389)    $(0.440)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END
   OF YEAR              $10.350     $10.350     $10.330     $10.330        $ 9.980     $ 9.980     $10.080     $ 9.950
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(5)            4.56%       3.99%       8.56%       7.60%          3.84%       2.99%       5.27%       3.53%
-----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)      $26,170     $ 2,399     $25,780     $ 5,316        $14,718     $25,386     $54,241     $73,857
Ratios (As a percentage
   of average daily net
   assets):
   Expenses(6)(7)          0.95%       1.62%       0.96%       1.76%          0.90%(8)    1.71%       1.63%       1.55%
   Expenses after
      custodian fee
      reduction(6)         0.94%       1.61%       0.94%       1.74%          0.89%(8)    1.70%       1.59%         --
   Net investment
      income               4.37%       3.71%       4.51%       3.76%          4.76%(8)    3.91%       3.81%       3.72%
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, June 27, 1996, to March 31, 1997.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4) Distributions in excess of net investment income are less than $0.001 per share.
(5) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(6) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(7) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.
(8)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           CONNECTICUT LIMITED FUND
                        -----------------------------------------------------------------------------------------------
                                                             YEAR ENDED MARCH 31,
                        -----------------------------------------------------------------------------------------------
                              1999(1)                   1998                     1997                1996        1995
                        --------------------    --------------------    -----------------------    --------    --------
                        CLASS A     CLASS B     CLASS A     CLASS B     CLASS A(2)     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------
Net asset value --
   Beginning of year    $10.110     $10.110     $ 9.790     $ 9.790        $ 9.870     $ 9.850     $ 9.690     $ 9.690
-----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income   $ 0.431     $ 0.365     $ 0.429     $ 0.357(1)     $ 0.087     $ 0.398     $ 0.379     $ 0.373
Net realized and
   unrealized gain
   (loss)                 0.031       0.025       0.333       0.333         (0.082)     (0.089)      0.150       0.026
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   OPERATIONS           $ 0.462     $ 0.390     $ 0.762     $ 0.690        $ 0.005     $ 0.309     $ 0.529     $ 0.399
-----------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment
   income               $(0.431)    $(0.370)    $(0.429)    $(0.370)       $(0.085)    $(0.369)    $(0.369)    $(0.373)
In excess of net
   investment income     (0.011)         --      (0.013)         --             --          --          --      (0.026)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     $(0.442)    $(0.370)    $(0.442)    $(0.370)       $(0.085)    $(0.369)    $(0.369)    $(0.399)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END
   OF YEAR              $10.130     $10.130     $10.110     $10.110        $ 9.790     $ 9.790     $ 9.850     $ 9.690
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)            4.45%       3.90%       7.99%       7.02%         (0.13)%      3.21%       5.50%       4.27%
-----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)      $ 7,514     $ 1,410     $ 6,034     $ 2,531        $   586     $10,227     $13,014     $15,613
Ratios (As a percentage
   of average daily net
   assets):
   Net expenses(4)(5)      1.16%       1.81%       1.20%       1.92%          0.70%(6)    1.72%       1.53%       1.23%
   Net expenses after
      custodian fee
      reduction(4)         1.13%       1.78%       1.18%       1.90%          0.66%(6)    1.68%       1.49%         --
   Net investment
      income               4.25%       3.60%       4.26%       3.62%          5.06%(6)    3.93%       3.78%       3.89%
-----------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage
   of average daily net
   assets):
   Expenses(4)(5)          1.39%       2.04%       1.43%       2.15%          0.94%(6)    1.96%       1.86%       1.81%
   Expenses after
      custodian fee
      reduction(4)         1.36%       2.01%       1.41%       2.13%          0.90%(6)    1.92%         --          --
   Net investment
      income               4.02%       3.37%       4.03%       3.39%          4.82%(6)    3.69%       3.45%       3.31%
Net investment income
   per share            $ 0.408     $ 0.342     $ 0.406     $ 0.334        $ 0.083     $ 0.374     $ 0.346     $ 0.317
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, January 21, 1997, to March 31, 1997.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(5) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the year ended March 31, 1995 have not been adjusted to reflect this change.
(6)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   FLORIDA LIMITED FUND
                        -----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED MARCH 31,
                        -----------------------------------------------------------------------------------------------------------
                                    1999(1)                         1998                     1997                1996        1995
                        --------------------------------    --------------------    -----------------------    --------    --------
                        CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS A(2)     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
   Beginning of year    $10.290     $10.290     $ 9.730     $ 9.980     $ 9.980        $10.030     $10.170     $10.080     $10.060
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income   $ 0.453     $ 0.378     $ 0.356     $ 0.465     $ 0.391(1)     $ 0.357     $ 0.388     $ 0.383     $ 0.375
Net realized and
   unrealized gain
   (loss)                (0.018)     (0.018)     (0.012)      0.307       0.307         (0.049)     (0.185)      0.096       0.090
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   OPERATIONS           $ 0.435     $ 0.360     $ 0.344     $ 0.772     $ 0.698        $ 0.308     $ 0.203     $ 0.479     $ 0.465
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment
   income               $(0.455)    $(0.378)    $(0.364)    $(0.462)    $(0.388)       $(0.357)    $(0.388)    $(0.383)    $(0.375)
In excess of net
   investment income         --      (0.002)         --          --          --         (0.001)     (0.005)     (0.006)     (0.058)
From net realized gain       --          --          --          --          --             --          --          --      (0.012)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     $(0.455)    $(0.380)    $(0.364)    $(0.462)    $(0.388)       $(0.358)    $(0.393)    $(0.389)    $(0.445)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END
   OF YEAR              $10.270     $10.270     $ 9.710     $10.290     $10.290        $ 9.980     $ 9.980     $10.170     $10.080
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)            4.10%       3.54%       3.57%       8.06%       7.08%          2.88%       2.05%       4.78%       4.79%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)      $49,355     $ 6,326     $ 3,950     $50,116     $10,612        $34,321     $48,418     $116,781    $149,581
Ratios (As a percentage
   of average daily net
   assets):
   Expenses(4)(5)          0.90%       1.63%       1.66%       0.90%       1.66%          0.89%(6)    1.65%       1.57%       1.50%
   Expenses after
      custodian fee
      reduction(4)         0.88%       1.61%       1.64%       0.88%       1.64%          0.87%(6)    1.63%       1.56%         --
   Net investment
      income               4.38%       3.67%       3.65%       4.61%       3.84%          4.65%(6)    3.86%       3.74%       3.77%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, June 27, 1996, to March 31, 1997.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(5) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.
(6)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                MASSACHUSETTS LIMITED FUND
                        -----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED MARCH 31,
                        -----------------------------------------------------------------------------------------------------------
                                    1999(1)                         1998                     1997                1996        1995
                        --------------------------------    --------------------    -----------------------    --------    --------
                        CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS A(2)     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
   Beginning of year    $10.330     $10.330     $ 9.880     $ 9.990     $ 9.990        $ 9.940     $10.100     $ 9.980     $ 9.960
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income   $ 0.450     $ 0.373     $ 0.354     $ 0.457     $ 0.384(1)     $ 0.359     $ 0.378     $ 0.383     $ 0.383
Net realized and
   unrealized gain
   (loss)                (0.004)     (0.005)     (0.006)      0.339       0.339          0.040(3)   (0.106)      0.126       0.082
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   OPERATIONS           $ 0.446     $ 0.368     $ 0.348     $ 0.796     $ 0.723        $ 0.399     $ 0.272     $ 0.509     $ 0.465
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment
   income               $(0.456)    $(0.373)    $(0.360)    $(0.456)    $(0.383)       $(0.349)    $(0.382)    $(0.383)    $(0.383)
In excess of net
   investment income         --      (0.005)     (0.008)         --          --             --          --      (0.006)     (0.055)
From net realized gain       --          --          --          --          --             --          --          --      (0.007)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     $(0.456)    $(0.378)    $(0.368)    $(0.456)    $(0.383)       $(0.349)    $(0.382)    $(0.389)    $(0.445)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END
   OF YEAR              $10.320     $10.320     $ 9.860     $10.330     $10.330        $ 9.990     $ 9.990     $10.100     $ 9.980
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)            4.19%       3.60%       3.56%       8.29%       7.33%          3.83%       2.74%       5.08%       4.84%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)      $43,436     $ 2,747     $ 5,217     $43,575     $ 8,451        $23,995     $41,090     $91,809     $113,338
Ratios (As a percentage
   of average daily net
   assets):
   Expenses(5)(6)          0.94%       1.70%       1.70%       0.96%       1.70%          0.91%(7)    1.68%       1.60%       1.57%
   Expenses after
      custodian fee
      reduction(5)         0.91%       1.67%       1.67%       0.92%       1.66%          0.89%(7)    1.66%       1.58%         --
   Net investment
      income               4.35%       3.61%       3.57%       4.53%       3.85%          4.76%(7)    3.90%       3.71%       3.89%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, June 27, 1996, to March 31, 1997.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(6) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.
(7)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             MICHIGAN LIMITED FUND
                        -----------------------------------------------------------------------------------------------
                                                             YEAR ENDED MARCH 31,
                        -----------------------------------------------------------------------------------------------
                              1999(1)                   1998                     1997                1996        1995
                        --------------------    --------------------    -----------------------    --------    --------
                        CLASS A     CLASS B     CLASS A     CLASS B     CLASS A(2)     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------
Net asset value --
   Beginning of year    $10.040     $10.040     $ 9.740     $ 9.740        $ 9.740     $ 9.730     $ 9.630     $ 9.650
-----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income   $ 0.424     $ 0.356     $ 0.430     $ 0.357(1)     $ 0.201     $ 0.382     $ 0.383     $ 0.364
Net realized and
   unrealized gain
   (loss)                (0.056)     (0.053)      0.329       0.329          0.001       0.012       0.090       0.030
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   OPERATIONS           $ 0.368     $ 0.303     $ 0.759     $ 0.686        $ 0.202     $ 0.394     $ 0.473     $ 0.394
-----------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment
   income               $(0.424)    $(0.368)    $(0.430)    $(0.386)       $(0.201)    $(0.384)    $(0.373)    $(0.364)
In excess of net
   investment income     (0.014)     (0.005)     (0.029)         --         (0.001)         --          --      (0.050)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     $(0.438)    $(0.373)    $(0.459)    $(0.386)       $(0.202)    $(0.384)    $(0.373)    $(0.414)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END
   OF YEAR              $ 9.970     $ 9.970     $10.040     $10.040        $ 9.740     $ 9.740     $ 9.730     $ 9.630
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)            3.53%       3.06%       8.23%       7.24%          1.89%       4.14%       4.95%       4.24%
-----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)      $ 9,786     $   654     $ 9,177     $ 1,839        $   406     $13,431     $18,705     $26,048
Ratios (As a percentage
   of average daily net
   assets):
   Net expenses(4)(5)      1.32%       2.02%       1.36%       2.04%          1.18%(6)    1.99%       1.78%       1.55%
   Net expenses after
      custodian fee
      reduction(4)         1.29%       1.99%       1.32%       2.00%          1.15%(6)    1.96%       1.75%         --
   Net investment
      income               4.23%       3.56%       4.32%       3.72%          4.56%(6)    3.91%       3.92%       3.82%
-----------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage
   of average daily net
   assets):
   Expenses(4)                                                                                                    1.66%
   Net investment
      income                                                                                                      3.71%
Net investment income
   per share                                                                                                   $ 0.354
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, October 22, 1996, to March 31, 1997.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(5) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the year ended March 31, 1995 have not been adjusted to reflect this change.
(6)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            NEW JERSEY LIMITED FUND
                        -----------------------------------------------------------------------------------------------
                                                             YEAR ENDED MARCH 31,
                        -----------------------------------------------------------------------------------------------
                              1999(1)                   1998                     1997                1996        1995
                        --------------------    --------------------    -----------------------    --------    --------
                        CLASS A     CLASS B     CLASS A     CLASS B     CLASS A(2)     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------
Net asset value --
   Beginning of year    $10.350     $10.350     $10.070     $10.070        $ 9.960     $10.110     $10.020     $10.030
-----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income   $ 0.463     $ 0.383     $ 0.464     $ 0.391(1)     $ 0.362     $ 0.375     $ 0.383     $ 0.370
Net realized and
   unrealized gain
   (loss)                (0.030)     (0.028)      0.279       0.279          0.102(3)   (0.026)      0.093       0.068
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   OPERATIONS           $ 0.433     $ 0.355     $ 0.743     $ 0.670        $ 0.464     $ 0.349     $ 0.476     $ 0.438
-----------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment
   income               $(0.463)    $(0.383)    $(0.463)    $(0.390)       $(0.354)    $(0.389)    $(0.383)    $(0.370)
In excess of net
   investment income         --      (0.002)         --          --             --          --      (0.003)     (0.060)
From net realized gain       --          --          --          --             --          --          --      (0.018)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     $(0.463)    $(0.385)    $(0.463)    $(0.390)       $(0.354)    $(0.389)    $(0.386)    $(0.448)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END
   OF YEAR              $10.320     $10.320     $10.350     $10.350        $10.070     $10.070     $10.110     $10.020
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)            4.04%       3.46%       7.69%       6.73%          4.48%       3.53%       4.79%       4.53%
-----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)      $36,591     $ 3,056     $35,879     $ 8,620        $22,230     $34,691     $78,039     $93,361
Ratios (As a percentage
   of average daily net
   assets):
   Expenses(5)(6)          0.95%       1.72%       0.99%       1.72%          0.88%(7)    1.69%       1.60%       1.56%
   Expenses after
      custodian fee
      reduction(5)         0.95%       1.72%       0.98%       1.71%          0.85%(7)    1.66%       1.58%         --
   Net investment
      income               4.47%       3.70%       4.56%       3.85%          4.75%(7)    3.90%       3.77%       3.73%
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, June 27, 1996, to March 31, 1997.
(3) The per share amounts are not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(6) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.
(7)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   NEW YORK LIMITED FUND
                        -----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED MARCH 31,
                        -----------------------------------------------------------------------------------------------------------
                                    1999(1)                         1998                     1997                1996        1995
                        --------------------------------    --------------------    -----------------------    --------    --------
                        CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS A(2)     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
   Beginning of year    $10.510     $10.510     $ 9.950     $10.040     $10.040        $10.000     $10.150     $10.030     $10.040
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income   $ 0.468     $ 0.386     $ 0.368     $ 0.461     $ 0.388(1)     $ 0.357     $ 0.387     $ 0.374     $ 0.378
Net realized and
   unrealized gain
   (loss)                 0.047       0.050       0.053       0.470       0.470          0.035(3)   (0.109)      0.135       0.049
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   OPERATIONS           $ 0.515     $ 0.436     $ 0.421     $ 0.931     $ 0.858        $ 0.392     $ 0.278     $ 0.509     $ 0.427
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment
   income               $(0.465)    $(0.386)    $(0.368)    $(0.461)    $(0.388)       $(0.352)    $(0.387)    $(0.374)    $(0.378)
In excess of net
   investment income         --          --      (0.003)         --          --             --      (0.001)     (0.015)     (0.055)
From net realized gain       --          --          --          --          --             --          --          --      (0.004)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     $(0.465)    $(0.386)    $(0.371)    $(0.461)    $(0.388)       $(0.352)    $(0.388)    $(0.389)    $(0.437)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END
   OF YEAR              $10.560     $10.560     $10.000     $10.510     $10.510        $10.040     $10.040     $10.150     $10.030
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)            4.78%       4.20%       4.28%       9.61%       8.65%          3.74%       2.79%       5.12%       4.41%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)      $57,864     $ 5,078     $ 2,737     $59,442     $12,220        $35,932     $60,097     $133,846    $166,691
Ratios (As a percentage
   of average daily net
   assets):
   Expenses(5)(6)          0.91%       1.68%       1.67%       0.93%       1.70%          0.88%(7)    1.63%       1.57%       1.51%
   Expenses after
      custodian fee
      reduction(5)         0.91%       1.68%       1.67%       0.91%       1.68%          0.86%(7)    1.61%       1.55%         --
   Net investment
      income               4.42%       3.67%       3.65%       4.50%       3.77%          4.67%(7)    3.84%       3.66%       3.81%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, June 27, 1996, to March 31, 1997.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(6) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.
(7)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               OHIO LIMITED FUND
                        -----------------------------------------------------------------------------------------------
                                                             YEAR ENDED MARCH 31,
                        -----------------------------------------------------------------------------------------------
                              1999(1)                   1998                     1997                1996        1995
                        --------------------    --------------------    -----------------------    --------    --------
                        CLASS A     CLASS B     CLASS A     CLASS B     CLASS A(2)     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------
Net asset value --
   Beginning of year    $10.140     $10.140     $ 9.820     $ 9.820        $ 9.860     $ 9.840     $ 9.730     $ 9.730
-----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income   $ 0.458     $ 0.386     $ 0.461     $ 0.389(1)     $ 0.205     $ 0.408     $ 0.398     $ 0.382
Net realized and
   unrealized gain
   (loss)                (0.019)     (0.023)      0.331       0.331         (0.037)     (0.033)      0.085       0.032
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   OPERATIONS           $ 0.439     $ 0.363     $ 0.792     $ 0.720        $ 0.168     $ 0.375     $ 0.483     $ 0.414
-----------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment
   income               $(0.453)    $(0.393)    $(0.461)    $(0.400)       $(0.205)    $(0.395)    $(0.373)    $(0.382)
In excess of net
   investment income     (0.016)         --      (0.011)         --         (0.003)         --          --      (0.032)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     $(0.469)    $(0.393)    $(0.472)    $(0.400)       $(0.208)    $(0.395)    $(0.373)    $(0.414)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END
   OF YEAR              $10.110     $10.110     $10.140     $10.140        $ 9.820     $ 9.820     $ 9.840     $ 9.730
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)            4.19%       3.62%       8.40%       7.43%          1.51%       3.89%       5.07%       4.41%
-----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)      $20,375     $ 2,205     $18,114     $ 4,249        $   952     $24,587     $29,759     $34,279
Ratios (As a percentage
   of average daily net
   assets):
   Net expenses(4)(5)      1.03%       1.75%       1.11%       1.80%          1.08%(6)    1.84%       1.67%       1.49%
   Net expenses after
      custodian fee
      reduction(4)         1.00%       1.72%         --          --           1.05%(6)    1.81%       1.65%         --
   Net investment
      income               4.51%       3.79%       4.57%       3.92%          4.75%(6)    4.06%       4.04%       3.95%
-----------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage
   of average daily net
   assets):
   Expenses(4)                                                                                                    1.60%
   Net investment
      income                                                                                                      3.84%
Net investment income
   per share                                                                                                   $ 0.371
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, October 22, 1996, to March 31, 1997.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(5) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the year ended March 31, 1995 have not been adjusted to reflect this change.
(6)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 PENNSYLVANIA LIMITED FUND
                        -----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED MARCH 31,
                        -----------------------------------------------------------------------------------------------------------
                                    1999(1)                         1998                     1997                1996        1995
                        --------------------------------    --------------------    -----------------------    --------    --------
                        CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS A(2)     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
   Beginning of year    $10.550     $10.550     $ 9.980     $10.100     $10.100        $10.030     $10.190     $10.090     $10.100
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income   $ 0.477     $ 0.400     $ 0.374     $ 0.481     $ 0.407(1)     $ 0.371     $ 0.392     $ 0.388     $ 0.374
Net realized and
   unrealized gain
   (loss)                (0.051)     (0.053)     (0.042)      0.445       0.445          0.063(3)   (0.081)      0.110       0.065
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   OPERATIONS           $ 0.426     $ 0.347     $ 0.332     $ 0.926     $ 0.852        $ 0.434     $ 0.311     $ 0.498     $ 0.439
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment
   income               $(0.476)    $(0.397)    $(0.382)    $(0.476)    $(0.402)       $(0.364)    $(0.401)    $(0.388)    $(0.374)
In excess of net
   investment income         --          --          --          --          --             --          --      (0.010)     (0.069)
From net realized gain       --          --          --          --          --             --          --          --      (0.006)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     $(0.476)    $(0.397)    $(0.382)    $(0.476)    $(0.402)       $(0.364)    $(0.401)    $(0.398)    $(0.449)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END
   OF YEAR              $10.500     $10.500     $ 9.930     $10.550     $10.550        $10.100     $10.100     $10.190     $10.090
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)            3.90%       3.33%       3.36%       9.52%       8.55%          4.15%       3.12%       4.98%       4.50%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)      $41,048     $ 3,787     $ 5,803     $43,961     $ 8,277        $27,907     $33,971     $84,407     $103,553
Ratios (As a percentage
   of average daily net
   assets):
   Expenses(5)(6)          0.94%       1.69%       1.71%       0.97%       1.71%          0.90%(7)    1.69%       1.62%       1.57%
   Expenses after
      custodian fee
      reduction(5)         0.92%       1.67%       1.69%       0.95%       1.69%          0.88%(7)    1.67%       1.60%         --
   Net investment
      income               4.52%       3.79%       3.74%       4.67%       3.95%          4.83%(7)    4.05%       3.79%       3.75%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, June 27, 1996, to March 31, 1997.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(6) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.
(7)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Investment Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of ten Funds, nine of which are included in these financial statements. They include Eaton Vance California Limited Maturity Municipals Fund ("California Limited Fund"), Eaton Vance Connecticut Limited Maturity Municipals Fund ("Connecticut Limited Fund"), Eaton Vance Florida Limited Maturity Municipals Fund ("Florida Limited Fund"), Eaton Vance Massachusetts Limited Maturity Municipals Fund ("Massachusetts Limited Fund"), Eaton Vance Michigan Limited Maturity Municipals Fund ("Michigan Limited Fund"), Eaton Vance New Jersey Limited Maturity Municipals Fund ("New Jersey Limited Fund"), Eaton Vance New York Limited Maturity Municipals Fund ("New York Limited Fund"), Eaton Vance Ohio Limited Maturity Municipals Fund ("Ohio Limited Fund") and Eaton Vance Pennsylvania Limited Maturity Municipals Fund ("Pennsylvania Limited Fund"). The Funds may offer three classes of shares: Class A (formerly Class II), Class B (formerly Class I) and Class C. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held longer than (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares. All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The California Limited Fund invests its assets in the California Limited Maturity Municipals Portfolio, the Connecticut Limited Fund invests its assets in the Connecticut Limited Maturity Municipals Portfolio, the Florida Limited Fund invests its assets in the Florida Limited Maturity Municipals Portfolio, the Massachusetts Limited Fund invests its assets in the Massachusetts Limited Maturity Municipals Portfolio, the Michigan Limited Fund invests its assets in the Michigan Limited Maturity Municipals Portfolio, the New Jersey Limited Fund invests its assets in the New Jersey Limited Maturity Municipals Portfolio, the New York Limited Fund invests its assets in the New York Limited Maturity Municipals Portfolio, the Ohio Limited Fund invests its assets in the Ohio Limited Maturity Municipals Portfolio and the Pennsylvania Limited Fund invests its assets in the Pennsylvania Limited Maturity Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.99% at March 31, 1999 for each Fund except Connecticut Limited Fund, Michigan Limited Fund and Ohio Limited Fund which were 98.5%, 98.7% and 99.4%, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1999, the following Funds, for federal income tax purposes, had capital loss carryovers, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise taxes. A portion of such capital loss carryovers were acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

FUND                                      AMOUNT        EXPIRES
--------------------------------------------------------------------------
California Limited Fund                   $    49,293   March 31, 2005
                                            2,010,530   March 31, 2004
                                               97,718   March 31, 2003
Connecticut Limited Fund                          595   March 31, 2006
                                                2,392   March 31, 2005
                                              298,644   March 31, 2004
                                              235,754   March 31, 2003
Florida Limited Fund                          355,606   March 31, 2006
                                              133,020   March 31, 2005
                                            2,955,585   March 31, 2004
                                              169,273   March 31, 2003
Massachusetts Limited Fund                    197,971   March 31, 2006
                                               30,086   March 31, 2005
                                            1,533,591   March 31, 2004
                                               78,192   March 31, 2003
Michigan Limited Fund                         128,453   March 31, 2006
                                              910,654   March 31, 2004
                                              409,992   March 31, 2003
New Jersey Limited Fund                       213,255   March 31, 2006
                                            1,767,217   March 31, 2004
                                              321,276   March 31, 2003
New York Limited Fund                          20,866   March 31, 2005
                                            1,537,944   March 31, 2004
Ohio Limited Fund                             762,343   March 31, 2004
                                              580,024   March 31, 2003
Pennsylvania Limited Fund                      25,743   March 31, 2005
                                            1,041,487   March 31, 2004

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

 D Deferred Organization Expenses -- Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Fund commenced operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

 G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 2000 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:

                                              CALIFORNIA LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS A                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             35,063               --
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           47,022           35,206
Redemptions                                     (645,502)        (822,966)
Exchange to Class A shares                       293,151        1,807,527
Issued to EV Traditional California
 Limited Fund Shareholders                       303,260               --
-------------------------------------------------------------------------
NET INCREASE                                      32,994        1,019,767
-------------------------------------------------------------------------

                                              CALIFORNIA LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             72,974           85,408
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                            5,973           27,495
Redemptions                                      (68,913)        (335,075)
Exchange to Class A shares                      (293,151)      (1,807,527)
-------------------------------------------------------------------------
NET DECREASE                                    (283,117)      (2,029,699)
-------------------------------------------------------------------------

                                             CONNECTICUT LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS A                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             45,699               --
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           15,432            6,706
Redemptions                                     (135,597)        (122,878)
Exchange to Class A shares                       113,698          653,370
Issued to EV Traditional Connecticut
 Limited Fund Shareholders                       105,182               --
-------------------------------------------------------------------------
NET INCREASE                                     144,414          537,198
-------------------------------------------------------------------------

                                             CONNECTICUT LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             25,949           39,260
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                            4,567           14,858
Redemptions                                      (27,899)        (195,469)
Exchange to Class A shares                      (113,698)        (653,370)
-------------------------------------------------------------------------
NET DECREASE                                    (111,081)        (794,721)
-------------------------------------------------------------------------

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

                                               FLORIDA LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS A                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             67,765               --
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           79,022           71,474
Redemptions                                   (1,081,189)      (2,067,316)
Exchange to Class A shares                       430,954        3,424,984
Issued to EV Traditional Florida
 Limited Fund Shareholders                       439,652               --
-------------------------------------------------------------------------
NET INCREASE (DECREASE)                          (63,796)       1,429,142
-------------------------------------------------------------------------

                                               FLORIDA LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             79,523          105,262
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                            7,697           52,346
Redemptions                                      (71,236)        (554,732)
Exchange to Class A shares                      (430,954)      (3,424,984)
-------------------------------------------------------------------------
NET DECREASE                                    (414,970)      (3,822,108)
-------------------------------------------------------------------------

                                               FLORIDA LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED
CLASS C                                   MARCH 31, 1999
-------------------------------------------------------------------------
Sales                                            146,199
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           10,261
Redemptions                                     (422,687)
Issued to EV Classic Florida
 Limited Fund Shareholders                       673,148
-------------------------------------------------------------------------
NET INCREASE                                     406,921
-------------------------------------------------------------------------

                                            MASSACHUSETTS LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS A                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                            239,891               --
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           91,990           77,012
Redemptions                                     (821,910)      (1,097,974)
Exchange to Class A shares                       479,506        2,840,002
-------------------------------------------------------------------------
NET INCREASE (DECREASE)                          (10,523)       1,819,040
-------------------------------------------------------------------------

                                            MASSACHUSETTS LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                            143,453           52,696
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           11,932           54,876
Redemptions                                     (228,227)        (561,592)
Exchange to Class A shares                      (479,506)      (2,840,002)
-------------------------------------------------------------------------
NET DECREASE                                    (552,348)      (3,294,022)
-------------------------------------------------------------------------

                                            MASSACHUSETTS LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED
CLASS C                                   MARCH 31, 1999
-------------------------------------------------------------------------
Sales                                            160,484
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           13,021
Redemptions                                      (95,723)
Issued to EV Classic Massachusetts
 Limited Fund Shareholders                       451,136
-------------------------------------------------------------------------
NET INCREASE                                     528,918
-------------------------------------------------------------------------

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

                                               MICHIGAN LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS A                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             44,059               --
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           21,324            9,875
Redemptions                                     (212,469)        (156,656)
Exchange to Class A shares                       125,890        1,018,871
Issued to EV Traditional Michigan
 Limited Fund Shareholders                        89,196               --
-------------------------------------------------------------------------
NET INCREASE                                      68,000          872,090
-------------------------------------------------------------------------

                                               MICHIGAN LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             19,565           28,674
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                            2,839           18,182
Redemptions                                      (14,047)        (223,733)
Exchange to Class A shares                      (125,890)      (1,018,871)
-------------------------------------------------------------------------
NET DECREASE                                    (117,533)      (1,195,748)
-------------------------------------------------------------------------

                                              NEW JERSEY LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS A                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             36,737               --
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           94,464           71,798
Redemptions                                     (642,677)      (1,126,637)
Exchange to Class A shares                       511,723        2,312,029
Issued to EV Traditional New Jersey
 Limited Fund Shareholders                        81,047               --
-------------------------------------------------------------------------
NET INCREASE                                      81,294        1,257,190
-------------------------------------------------------------------------

                                              NEW JERSEY LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             56,963          116,912
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           13,888           56,169
Redemptions                                      (96,239)        (474,069)
Exchange to Class A shares                      (511,723)      (2,312,029)
-------------------------------------------------------------------------
NET DECREASE                                    (537,111)      (2,613,017)
-------------------------------------------------------------------------

                                               NEW YORK LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS A                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                            118,314               --
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                          129,324          110,830
Redemptions                                   (1,151,988)      (1,864,566)
Exchange to Class A shares                       674,211        3,833,043
Issued to EV Traditional New York
 Limited Fund Shareholders                        51,712               --
-------------------------------------------------------------------------
NET INCREASE (DECREASE)                         (178,427)       2,079,307
-------------------------------------------------------------------------

                                               NEW YORK LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                            101,333          112,437
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           17,857           79,378
Redemptions                                     (127,420)      (1,178,702)
Exchange to Class A shares                      (674,211)      (3,833,043)
-------------------------------------------------------------------------
NET DECREASE                                    (682,441)      (4,819,930)
-------------------------------------------------------------------------

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

                                               NEW YORK LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED
CLASS C                                   MARCH 31, 1999
-------------------------------------------------------------------------
Sales                                            140,868
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                            6,449
Redemptions                                     (103,241)
Issued to EV Classic New York
 Limited Fund Shareholders                       229,639
-------------------------------------------------------------------------
NET INCREASE                                     273,715
-------------------------------------------------------------------------

                                                 OHIO LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS A                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             39,510               --
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           53,583           27,898
Redemptions                                     (266,104)        (286,153)
Exchange to Class A shares                       238,326        1,947,200
Issued to EV Traditional Ohio
 Limited Fund Shareholders                       164,848               --
-------------------------------------------------------------------------
NET INCREASE                                     230,163        1,688,945
-------------------------------------------------------------------------

                                                 OHIO LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             59,687           40,352
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                            7,956           37,539
Redemptions                                      (29,956)        (215,277)
Exchange to Class A shares                      (238,326)      (1,947,200)
-------------------------------------------------------------------------
NET DECREASE                                    (200,639)      (2,084,586)
-------------------------------------------------------------------------

                                             PENNSYLVANIA LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS A                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             56,567               --
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           77,080           65,498
Redemptions                                     (797,334)        (947,640)
Exchange to Class A shares                       403,468        2,286,266
-------------------------------------------------------------------------
NET INCREASE (DECREASE)                         (260,219)       1,404,124
-------------------------------------------------------------------------

                                             PENNSYLVANIA LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                             44,074           62,800
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           12,704           43,872
Redemptions                                      (77,641)        (399,781)
Exchange to Class A shares                      (403,468)      (2,286,266)
-------------------------------------------------------------------------
NET DECREASE                                    (424,331)      (2,579,375)
-------------------------------------------------------------------------

                                             PENNSYLVANIA LIMITED FUND
                                          -------------------------------
                                          YEAR ENDED
CLASS C                                   MARCH 31, 1999
-------------------------------------------------------------------------
Sales                                            123,863
Issued to shareholders electing to
 receive payment of distribution in Fund
 shares                                           15,159
Redemptions                                      (69,088)
Issued to EV Classic Pennsylvania
 Limited Fund Shareholders                       514,215
-------------------------------------------------------------------------
NET INCREASE                                     584,149
-------------------------------------------------------------------------

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5). Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $430, $548, $853, $0, $0, $793, $446, $322 and $875 as
   it portion of the sales charge on sales of Class A shares from California Limited Fund, Connecticut Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, Michigan Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund, respectively, for the year ended March 31, 1999.

   Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has adopted a distribution plan ("Class B Plans" and "Class C Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan ("Class A Plans")(collectively the "Plans"). The Plans require the Funds to pay the principal underwriter, EVD amounts equal to 1/365 of 0.75% of each Fund's Class B and Class C daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% (3 1/2% for Connecticut Limited Fund, Michigan Limited Fund and Ohio Limited Fund) of the aggregate amount received by the Fund for Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces each Fund's net assets. For the year ended March 31, 1999, California Limited Fund, Connecticut Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, Michigan Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund paid or accrued $25,938, $14,111, $56,326, $38,098, $7,243, $37,184, $53,537, $23,647 and $40,712, respectively for Class B shares, and Florida Limited Fund, Massachusetts Limited Fund, New York Limited Fund and Pennsylvania Limited Fund paid or accrued $41,604, $32,010, $19,580, and $40,730, respectively for Class C shares, to or payable to EVD representing 0.75% of average daily net assets attributable to Class B and Class C shares. At March 31, 1999, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for California Limited Fund, Connecticut Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, Michigan Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund were approximately $261,000, $216,000, $555,000, $308,000, $362,000, $292,000, $398,000, $466,000 and
   $178,000, respectively for Class B shares, and for Florida Limited Fund, Massachusetts Limited Fund, New York Limited Fund, and Pennsylvania Limited Fund the amount of Uncovered Distribution Charges of EVD were approximately $4,105,000, $898,000, $1,080,000 and $1,949,000, respectively for Class C shares.

   In addition, the Plans permit all classes of each Fund to make monthly payments of service fees to EVD, Authorized Firms and other persons in amounts not expected to exceed 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to EVD and Authorized Firms in amounts not expected to exceed 0.15% per annum of each Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C Plans require Florida Limited Fund, Massachusetts Limited Fund, New York Limited Fund and Pennsylvania Limited Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of each Fund's average daily net assets attributable to Class C shares for any fiscal year. For the year ended March 31, 1999, California Limited Fund, Connecticut Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, Michigan Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund paid or accrued service fees to or payable to EVD in the amount of $42,295, $13,631, $77,273, $62,138, $14,918, $51,727, $83,275, $30,216 and $56,940, respectively for
   Class A shares, and $2,512, $1,746, $8,799, $7,360, $1,048, $7,675, $9,996,
   $3,599 and $6,872, respectively for Class B

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   shares. For the year ended March 31, 1999, Florida Limited Fund, Massachusetts Limited Fund, New York Limited Fund and Pennsylvania Limited Fund paid or accrued service fees to or payable to EVD in the amount of $8,106, $6,402, $3,916 and $8,146, respectively for Class C shares. Service fee payments are made for personal services and/or maintenance of shareholder accounts.

   Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within four years of purchase, and on Class C shares within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B and Class C shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended March 31, 1999, EVD received approximately $5,000, $800, $5,000, $10,000,
   $700, $14,000, $13,000, $2,000 and $12,000, respectively for Class B shares, of CDSC paid by shareholders of California Limited Fund, Connecticut Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, Michigan Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund and $100, $100, $500 and $500, respectively for Class C shares, of CDSC paid by shareholders of Florida
   Limited Fund, Massachusetts Limited Fund, New York Limited Fund, and Pennsylvania Limited Fund.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended March 31, 1999 were as follows:

CALIFORNIA LIMITED FUND
-------------------------------------------------------
Increases                                 $   4,228,948
Decreases                                    11,447,139


CONNECTICUT LIMITED FUND
-------------------------------------------------------
Increases                                 $   1,959,442
Decreases                                     3,186,038

FLORIDA LIMITED FUND
-------------------------------------------------------
Increases                                 $   7,572,638
Decreases                                    22,890,275

MASSACHUSETTS LIMITED FUND
-------------------------------------------------------
Increases                                 $  10,696,514
Decreases                                    18,230,235

MICHIGAN LIMITED FUND
-------------------------------------------------------
Increases                                 $   1,993,253
Decreases                                     3,931,845

NEW JERSEY LIMITED FUND
-------------------------------------------------------
Increases                                 $   6,467,186
Decreases                                    14,119,117

NEW YORK LIMITED FUND
-------------------------------------------------------
Increases                                 $  10,991,886
Decreases                                    23,447,532

OHIO LIMITED FUND
-------------------------------------------------------
Increases                                 $   4,003,683
Decreases                                     6,502,512

PENNSYLVANIA LIMITED FUND
-------------------------------------------------------
Increases                                 $   7,028,079
Decreases                                    16,336,396

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

8 Transfer of Net Assets
-------------------------------------------
   Effective on April 1, 1998, Class I and Class II shares of EV Marathon California Limited Fund, EV Marathon Connecticut Limited Fund, EV Marathon Florida Limited Fund, EV Marathon Massachusetts Limited Fund, EV Marathon Michigan Limited Fund, EV Marathon New Jersey Limited Fund, EV Marathon New York Limited Fund, EV Marathon Ohio Limited Fund, and EV Marathon Pennsylvania Limited Fund were designated Class B and Class A shares, respectively. In addition, the Funds acquired the net assets of EV Traditional California Limited Fund, EV Traditional Connecticut Limited Fund, EV Traditional Florida Limited Fund, EV Traditional Michigan Limited Fund, EV Traditional New Jersey Limited Fund, EV Traditional New York Limited Fund and EV Traditional Ohio Limited Fund as well as the net assets of EV Classic Florida Limited Fund, EV Classic Massachusetts Limited Fund, EV Classic New York Limited Fund, and EV Classic Pennsylvania Limited Fund, pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Funds, at the closing, issued Class A shares and Class C shares as follows:

                                                             AGGREGATE      NET ASSET
                                          CLASS A SHARES      VALUE OF      VALUE PER
FUND                                          ISSUED       SHARES ISSUED      SHARE
--------------------------------------------------------------------------------------
California Limited Fund                       303,260        $3,133,613       $10.33
Connecticut Limited Fund                      105,182         1,063,816        10.11
Florida Limited Fund                          439,652         4,524,349        10.29
Michigan Limited Fund                          89,196           895,423        10.04
New Jersey Limited Fund                        81,047           839,250        10.35
New York Limited Fund                          51,712           543,752        10.51
Ohio Limited Fund                             164,848         1,671,340        10.14

                                                             AGGREGATE      NET ASSET
                                          CLASS C SHARES      VALUE OF      VALUE PER
FUND                                          ISSUED       SHARES ISSUED      SHARE
--------------------------------------------------------------------------------------
Florida Limited Fund                          673,148        $6,552,371        $9.73
Massachusetts Limited Fund                    451,136         4,459,306         9.88
New York Limited Fund                         229,639         2,285,786         9.95
Pennsylvania Limited Fund                     514,215         5,132,765         9.98

   The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The net assets acquired, including unrealized appreciation at the date of the transaction were as follows:

                                          CLASS A AND CLASS C      CLASS A AND CLASS C
FUND                                      ACQUIRED NET ASSETS    UNREALIZED APPRECIATION
-----------------------------------------------------------------------------------------
California Limited Fund                        $ 3,133,613               $109,134
Connecticut Limited Fund                         1,063,816                 44,459
Florida Limited Fund                            11,076,720                243,990
Massachusetts Limited Fund                       4,459,306                166,397
Michigan Limited Fund                              895,423                113,532
New Jersey Limited Fund                            839,250                 57,157
New York Limited Fund                            2,829,538                114,001
Ohio Limited Fund                                1,671,340                116,658
Pennsylvania Limited Fund                        5,132,765                173,931

   Directly after the merger, the combined net assets of the Funds and the net asset value of Class A shares, Class B shares, and Class C shares were as follows:

                                                         CLASS A NET    CLASS B NET    CLASS C NET
                                            COMBINED     ASSET VALUE    ASSET VALUE    ASSET VALUE
FUND                                       NET ASSETS     PER SHARE      PER SHARE      PER SHARE
---------------------------------------------------------------------------------------------------
California Limited Fund                   $ 34,229,930      $10.33         $10.33          $  --
Connecticut Limited Fund                     9,628,721       10.11          10.11             --
Florida Limited Fund                        71,804,641       10.29          10.29           9.73
Massachusetts Limited Fund                  56,485,735       10.33          10.33           9.88
Michigan Limited Fund                       11,911,871       10.04          10.04             --
New Jersey Limited Fund                     45,338,694       10.35          10.35             --
New York Limited Fund                       74,492,033       10.51          10.51           9.95
Ohio Limited Fund                           24,034,090       10.14          10.14             --
Pennsylvania Limited Fund                   57,370,033       10.55          10.55           9.98

9 Name Change
-------------------------------------------
   Effective April 1, 1998, the EV Marathon California Limited Fund, EV Marathon Connecticut Limited Fund, EV Marathon Florida Limited Fund, EV Marathon Massachusetts Limited Fund, EV Marathon Michigan Limited Fund, EV Marathon New Jersey Limited Fund, EV Marathon New York Limited Fund, EV Marathon Ohio Limited Fund and EV Marathon Pennsylvania Limited Fund changed their respective names to Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Connecticut Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance Michigan Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund.

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE INVESTMENT TRUST:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Connecticut Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance Michigan Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund, and Eaton Vance Pennsylvania Limited Maturity Municipals Fund, (series of Eaton Vance Investment Trust) as of March 31, 1999, and the related statements of operations for year then ended, the statements of changes in net assets for the years ended March 31, 1999 and 1998 and the financial highlights for each of the years in the five year period ended March 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned funds of Eaton Vance Investment Trust at March 31, 1999, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated period in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         April 30, 1999

CALIFORNIA LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Cogeneration -- 5.1%
  ---------------------------------------------------------------------------------------
  NR       BBB-        $1,500      Central Valley Financing Authority,
                                   Cogeneration, 5.20%, 7/1/99               $  1,507,965
  ---------------------------------------------------------------------------------------
                                                                             $  1,507,965
  ---------------------------------------------------------------------------------------
  Electric Utilities -- 7.3%
  ---------------------------------------------------------------------------------------
  A2       A-1         $1,000      California Pollution Control Financing
                                   Authority, (San Diego Gas & Electric),
                                   5.90%, 6/1/14(1)                          $  1,118,050
  NR       A+           1,000      California Pollution Control Financing
                                   Authority, (Southern California Edison
                                   Co.), 6.85%, 12/1/08                         1,031,950
  ---------------------------------------------------------------------------------------
                                                                             $  2,150,000
  ---------------------------------------------------------------------------------------
  Escrowed / Prerefunded -- 16.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,500      ABAG Finance Authority Certificates of
                                   Participation, (Stanford University
                                   Hospital), (MBIA), Escrowed to Maturity,
                                   4.90%, 11/1/03                            $  1,583,744
  Aaa      AAA          1,000      ABAG Finance Authority Certificates of
                                   Participation, (Stanford University
                                   Hospital), (MBIA), Escrowed to Maturity,
                                   5.125%, 11/1/05                              1,075,000
  NR       A+           1,000      California Statewide Communities
                                   Development Corp., (Pacific Homes),
                                   Prerefunded to 4/1/03, 5.90%, 4/1/09         1,081,630
  NR       NR           1,000      Sacramento Cogeneration Authority,
                                   (Procter & Gamble), Prerefunded to
                                   7/1/05, 6.50%, 7/1/21                        1,163,170
  ---------------------------------------------------------------------------------------
                                                                             $  4,903,544
  ---------------------------------------------------------------------------------------
  General Obligations -- 1.0%
  ---------------------------------------------------------------------------------------
  NR       NR          $  300      Capistrano Unified School District,
                                   5.65%, 9/1/15(2)                          $    299,793
  ---------------------------------------------------------------------------------------
                                                                             $    299,793
  ---------------------------------------------------------------------------------------
  Hospital -- 5.0%
  ---------------------------------------------------------------------------------------
  NR       NR          $  380      Eastern Plumas Health Care, (District
                                   Hospital), 7.50%, 8/1/07                  $    405,992

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Hospital (continued)
  ---------------------------------------------------------------------------------------
  NR       NR          $  300      San Benito Health Care District, 5.375%,
                                   10/1/12                                   $    295,899
  NR       NR             350      San Gorgonio Memorial Health Care
                                   District, 5.80%, 5/1/14                        347,137
  NR       BBB+        $  400      Stockton Health Facilities, (Dameron
                                   Hospital), 5.70%, 12/1/14                      406,680
  ---------------------------------------------------------------------------------------
                                                                             $  1,455,708
  ---------------------------------------------------------------------------------------
  Housing -- 1.8%
  ---------------------------------------------------------------------------------------
  Aaa      NR          $  510      Corona SFMR, 6.05%, 5/1/27                $    522,898
  ---------------------------------------------------------------------------------------
                                                                             $    522,898
  ---------------------------------------------------------------------------------------
  Industrial Development Revenue -- 2.6%
  ---------------------------------------------------------------------------------------
  Baa1     A-          $  750      California Pollution Control Financing
                                   Authority, (Browning Ferris Industries),
                                   (AMT), 5.80%, 12/1/16                     $    759,338
  ---------------------------------------------------------------------------------------
                                                                             $    759,338
  ---------------------------------------------------------------------------------------
  Insured-Education -- 2.7%
  ---------------------------------------------------------------------------------------
  Aaa      NR          $  475      California Educational Facilities
                                   Authority, (San Diego University),
                                   (AMBAC), 0.00%, 10/1/15                   $    212,496
  Aaa      AAA            250      Golden West Schools Financing Authority,
                                   (MBIA), 5.80%, 2/1/16(2)                       277,245
  Aaa      AAA            285      Golden West Schools Financing Authority,
                                   (MBIA), 5.80%, 8/1/16(2)                       316,655
  ---------------------------------------------------------------------------------------
                                                                             $    806,396
  ---------------------------------------------------------------------------------------
  Insured-Electric Utilities -- 7.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Sacramento Municipal Utility District,
                                   (AMBAC), 5.60%, 8/15/16                   $  1,068,710
  Aaa      AAA          1,000      Southern California Public Power
                                   Authority Project, (AMBAC), 5.00%,
                                   7/1/17                                       1,004,450
  ---------------------------------------------------------------------------------------
                                                                             $  2,073,160
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Insured-General Obligations -- 6.8%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,080      Fillmore Unified School District,
                                   (FGIC), 0.00%, 7/1/15                     $    489,078
  Aaa      AAA          1,000      Mt. Diablo School District, (AMBAC),
                                   5.70%, 8/1/14                                1,079,640
  Aaa      AAA            705      Ukiah Unified School District, (FGIC),
                                   0.00%, 8/1/10                                  424,100
  ---------------------------------------------------------------------------------------
                                                                             $  1,992,818
  ---------------------------------------------------------------------------------------
  Insured-Hospital -- 5.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,900      Riverside County, (Riverside County
                                   Hospital), (MBIA), 0.00%, 6/1/21          $    609,311
  Aaa      AAA          1,000      Tri City Hospital District, (MBIA),
                                   5.625%, 2/15/17                              1,053,440
  ---------------------------------------------------------------------------------------
                                                                             $  1,662,751
  ---------------------------------------------------------------------------------------
  Insured-Lease Revenue / Certificates of Participation -- 9.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,000      Anaheim Public Financing Authority,
                                   (Public Improvements), (FSA), 0.00%,
                                   9/1/19                                    $    708,920
  Aaa      AAA            500      California State Public Works Board,
                                   (California Community College), (AMBAC),
                                   5.625%, 3/1/16                                 534,290
  Aaa      AAA          1,355      California State Public Works Board,
                                   (Department of Corrections), (AMBAC),
                                   5.25%, 12/1/13                               1,441,395
  ---------------------------------------------------------------------------------------
                                                                             $  2,684,605
  ---------------------------------------------------------------------------------------
  Insured-Special Tax Revenue -- 7.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,000      San Mateo County Transportation
                                   District, (MBIA), 5.25%, 6/1/17           $  2,092,039
  ---------------------------------------------------------------------------------------
                                                                             $  2,092,039
  ---------------------------------------------------------------------------------------
  Insured-Transportation -- 4.6%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  750      San Francisco, City and County Airports,
                                   (MBIA), 5.60%, 5/1/13                     $    798,405
  Aaa      AAA          1,000      San Joaquin Hills, Transportation
                                   Corridor Agency Bridge & Toll Road,
                                   (MBIA), 0.00%, 1/15/12                         551,010
  ---------------------------------------------------------------------------------------
                                                                             $  1,349,415
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Lease Revenue / Certificates of Participation -- 4.4%
  ---------------------------------------------------------------------------------------
  NR       A+          $  750      California Statewide Communities
                                   Development Authority, (San Gabriel
                                   Valley), 5.50%, 9/1/14                    $    765,713
  Baa2     NR             500      Corona PFA, Public Improvement Revenue,
                                   5.95%, 7/1/07                                  528,670
  ---------------------------------------------------------------------------------------
                                                                             $  1,294,383
  ---------------------------------------------------------------------------------------
  Nursing Home -- 2.6%
  ---------------------------------------------------------------------------------------
  NR       BBB         $  750      ABAG Finance Authority, (American
                                   Baptist Homes), 5.75%, 10/1/17            $    762,413
  ---------------------------------------------------------------------------------------
                                                                             $    762,413
  ---------------------------------------------------------------------------------------
  Special Tax Revenue -- 6.9%
  ---------------------------------------------------------------------------------------
  NR       NR          $  300      Alameda Public Financing Authority,
                                   5.45%, 9/2/14                             $    298,284
  NR       NR             300      Brentwood Infrastructure Financing
                                   Authority, 5.50%, 9/2/12                       291,807
  NR       NR             315      Industry, (Catellus Commerce Center
                                   Assessment District), 5.55%, 9/2/13            311,998
  NR       NR             360      Irvine, Improvement Bond Act 1915,
                                   (Assessment District North 97-16, Group
                                   Two), 5.40%, 9/2/10                            366,930
  NR       BBB            390      Pomona Redevelopment Agency, (West Holt
                                   Avenue Redevelopment), 5.50%, 5/1/13           399,797
  NR       NR             365      Torrance Redevelopment Agency, 5.50%,
                                   9/1/12                                         371,333
  ---------------------------------------------------------------------------------------
                                                                             $  2,040,149
  ---------------------------------------------------------------------------------------
  Water and Sewer -- 3.5%
  ---------------------------------------------------------------------------------------
  A1       A+          $1,000      Los Angeles City Wastewater System,
                                   6.90%, 6/1/08(1)                          $  1,026,310
  ---------------------------------------------------------------------------------------
                                                                             $  1,026,310
  ---------------------------------------------------------------------------------------
  Total Tax-Exempt Investments -- 100.0%
     (identified cost $27,931,688)                                           $ 29,383,685
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1999, 52.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from a low of 2.4% to a high of 28.4% of total investments.

(1) Security (or a portion thereof) has been segregated to cover when-issued securities.

(2)  When-issued security.

                       SEE NOTES TO FINANCIAL STATEMENTS

CONNECTICUT LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  --------------------------------------------------------------------------------------
  Education -- 4.1%
  --------------------------------------------------------------------------------------
  NR       BBB-         $200       Connecticut HEFA, (Quinnipiac College),
                                   6.00%, 7/1/13                             $   207,832
  Baa3     BBB-          140       Connecticut HEFA, (Sacred Heart
                                   University), 6.00%, 7/1/08                    157,979
  --------------------------------------------------------------------------------------
                                                                             $   365,811
  --------------------------------------------------------------------------------------
  Electric Utilities -- 2.7%
  --------------------------------------------------------------------------------------
  Baa1     BBB+         $250       Puerto Rico Electric Power Authority,
                                   4.75%, 7/1/24                             $   238,488
  --------------------------------------------------------------------------------------
                                                                             $   238,488
  --------------------------------------------------------------------------------------
  Escrowed / Prerefunded -- 17.7%
  --------------------------------------------------------------------------------------
  Baa1     BBB+         $400       Connecticut HEFA, (Fairfield
                                   University), Prerefunded to 7/1/99,
                                   6.90%, 7/1/14                             $   411,608
  NR       NR            510       Connecticut HEFA, (New Britain
                                   Hospital), Prerefunded to 7/1/02, 7.50%,
                                   7/1/06                                        559,724
  NR       BBB-          300       Connecticut HEFA, (Quinnipiac College),
                                   Prerefunded to 07/01/03, 6.00%, 7/1/13        329,712
  Aaa      AAA           250       South Central Connecticut Regional Water
                                   Authority, (AMBAC), Prerefunded to
                                   8/1/01, 6.50%, 8/1/07                         271,273
  --------------------------------------------------------------------------------------
                                                                             $ 1,572,317
  --------------------------------------------------------------------------------------
  General Obligations -- 11.9%
  --------------------------------------------------------------------------------------
  Aaa      NR           $200       Avon, 5.00%, 1/15/12                      $   210,326
  Aa3      AA            190       Connecticut State, 0.00%, 11/15/10            111,996
  Aa3      AA            150       Connecticut State, 5.125%, 8/15/11            157,740
  Aa2      AA            100       Danbury, 5.00%, 8/1/17                        101,080
  Baa1     A             115       Puerto Rico, 0.00%, 7/1/08                     76,403
  Baa1     A             400       Puerto Rico Aqueduct and Sewer
                                   Authority, 5.00%, 7/1/19                      393,712
  --------------------------------------------------------------------------------------
                                                                             $ 1,051,257
  --------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  --------------------------------------------------------------------------------------
  Hospital -- 1.5%
  --------------------------------------------------------------------------------------
  Baa2     NR           $125       Connecticut HEFA, (Griffin Hospital),
                                   6.00%, 7/1/13                             $   128,788
  --------------------------------------------------------------------------------------
                                                                             $   128,788
  --------------------------------------------------------------------------------------
  Housing -- 1.1%
  --------------------------------------------------------------------------------------
  Aa       NR           $100       Connecticut HFA, MRB, (AMT), 7.40%,
                                   11/15/99                                  $   100,930
  --------------------------------------------------------------------------------------
                                                                             $   100,930
  --------------------------------------------------------------------------------------
  Industrial Development Revenue -- 11.9%
  --------------------------------------------------------------------------------------
  A1       NR           $625       Connecticut Development Authority,
                                   (Frito Lay), 6.375%, 7/1/04               $   634,099
  Baa3     BBB-          250       Puerto Rico Port Authority, (American
                                   Airlines), (AMT), 6.25%, 6/1/26               269,680
  A3       BBB+          150       Sprague, Environmental Improvement,
                                   (International Paper Co.), (AMT), 5.70%,
                                   10/1/21                                       153,029
  --------------------------------------------------------------------------------------
                                                                             $ 1,056,808
  --------------------------------------------------------------------------------------
  Insured-Education -- 5.0%
  --------------------------------------------------------------------------------------
  Aaa      AAA          $200       Connecticut HEFA, (Choate Rosemary
                                   Hall), (MBIA), 5.00%, 7/1/14              $   203,468
  Aaa      AAA           240       University of Connecticut, (FGIC),
                                   5.00%, 2/1/15                                 243,149
  --------------------------------------------------------------------------------------
                                                                             $   446,617
  --------------------------------------------------------------------------------------
  Insured-Electric Utilities -- 3.2%
  --------------------------------------------------------------------------------------
  Aaa      AAA          $250       Connecticut Municipal Electric
                                   Authority, (MBIA), 6.00%, 1/1/07          $   279,750
  --------------------------------------------------------------------------------------
                                                                             $   279,750
  --------------------------------------------------------------------------------------
  Insured-General Obligations -- 13.7%
  --------------------------------------------------------------------------------------
  Aaa      AAA          $250       Bradford, (FGIC), 5.40%, 2/15/14          $   261,700
  Aaa      AAA           400       Bridgeport, (AMBAC), 6.00%, 9/1/06            448,299
  Aaa      AAA           500       Old Saybrook, (AMBAC), 4.10%, 8/15/01         507,724
  --------------------------------------------------------------------------------------
                                                                             $ 1,217,723
  --------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CONNECTICUT LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  --------------------------------------------------------------------------------------
  Insured-Hospital -- 12.8%
  --------------------------------------------------------------------------------------
  Aaa      AAA          $150       Connecticut HEFA, (Greenwich Hospital),
                                   (MBIA), 5.75%, 7/1/06                     $   165,228
  Aaa      NR            300       Connecticut HEFA, (Middlesex Health
                                   Services), (MBIA), 5.125%, 7/1/17             301,164
  Aaa      AAA           370       Connecticut HEFA, (St. Raphael
                                   Hospital),
                                   (AMBAC), 5.10%, 7/1/07                        392,596
  Aaa      AAA           250       Connecticut HEFA, (Stamford Hospital),
                                   (MBIA), 6.50%, 7/1/06                         270,558
  --------------------------------------------------------------------------------------
                                                                             $ 1,129,546
  --------------------------------------------------------------------------------------
  Insured-Miscellaneous -- 1.8%
  --------------------------------------------------------------------------------------
  Aaa      AAA          $150       Woodstock, Special Obligation Bonds,
                                   (AMBAC), 7.00%, 3/1/07                    $   159,290
  --------------------------------------------------------------------------------------
                                                                             $   159,290
  --------------------------------------------------------------------------------------
  Insured-Transportation -- 7.9%
  --------------------------------------------------------------------------------------
  Aaa      AAA          $600       Connecticut State Airport, (Bradley
                                   International Airport), (FGIC), 7.40%,
                                   10/1/04                                   $   700,373
  --------------------------------------------------------------------------------------
                                                                             $   700,373
  --------------------------------------------------------------------------------------
  Solid Waste -- 2.9%
  --------------------------------------------------------------------------------------
  NR       BBB+         $250       Eastern Connecticut Resources Recovery
                                   Authority, (Wheelabrator Lisbon), (AMT),
                                   5.00%, 1/1/03                             $   254,253
  --------------------------------------------------------------------------------------
                                                                             $   254,253
  --------------------------------------------------------------------------------------
  Water and Sewer -- 1.8%
  --------------------------------------------------------------------------------------
  Aaa      AAA          $150       Connecticut State Clean Water Fund,
                                   4.875%, 5/1/09                            $   155,604
  --------------------------------------------------------------------------------------
                                                                             $   155,604
  --------------------------------------------------------------------------------------
  Total Tax-Exempt Investments -- 100.0%
     (identified cost $8,361,603)                                            $ 8,857,555
  --------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securitites issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1999, 47.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from a low of 13.6% to a high of 20.1% of total investments.

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Cogeneration -- 1.3%
  ---------------------------------------------------------------------------------------
  NR       NR          $  500      Palm Beach County, (Okeelanta Power),
                                   (AMT), 6.85%, 2/15/21(1)                  $    385,000
  NR       NR             500      Palm Beach County, (Osceola Power),
                                   (AMT), 6.95%, 1/1/22(1)                        380,000
  ---------------------------------------------------------------------------------------
                                                                             $    765,000
  ---------------------------------------------------------------------------------------
  Electric Utilities -- 8.0%
  ---------------------------------------------------------------------------------------
  Aa2      AA          $2,500      Jacksonville Electric Authority, (St.
                                   Johns River Power Park), 5.375%, 10/1/16  $  2,583,675
  A1       AA-          2,000      Tallahassee Electric, 5.90%, 10/1/05         2,156,620
  ---------------------------------------------------------------------------------------
                                                                             $  4,740,295
  ---------------------------------------------------------------------------------------
  Escrowed / Prerefunded -- 9.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,015      Dade County, Educational Facilities
                                   Authority, (MBIA), Prerefunded to
                                   10/1/01, 7.00%, 10/1/08                   $  1,117,556
  Aaa      AAA          1,000      Hillsborough County Aviation Authority,
                                   (Tampa International Airport), (FGIC),
                                   Prerefunded to 10/01/99, 6.85%, 10/1/06      1,038,520
  Aaa      AAA          3,000      Jacksonville Health Facilities
                                   Authority, (Baptist Medical Center),
                                   (MBIA), Prerefunded to 6/1/99, 7.25%,
                                   6/1/05(2)                                    3,080,309
  Aaa      AA-            500      Orlando Utility Community Water and
                                   Electric, Prerefunded to 10/1/01, 6.50%,
                                   10/1/20                                        544,590
  ---------------------------------------------------------------------------------------
                                                                             $  5,780,975
  ---------------------------------------------------------------------------------------
  General Obligations -- 13.7%
  ---------------------------------------------------------------------------------------
  Aa2      AA+         $3,000      Florida State Board of Education, 5.55%,
                                   6/1/11                                    $  3,212,549
  Baa1     A            1,050      Puerto Rico, 0.00%, 7/1/08                     697,589
  Baa1     A-           2,000      Puerto Rico Municipal Finance Agency,
                                   5.50%, 7/1/01                                2,078,000
  Baa1     A            1,000      Puerto Rico Public Building Authority,
                                   6.50%, 7/1/03                                1,091,640

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  General Obligations (continued)
  ---------------------------------------------------------------------------------------
  NR       AAA         $1,000      Virgin Islands Public Finance Authority,
                                   (Matching Loan Fund Notes), 6.80%,
                                   10/1/00                                   $  1,051,640
  ---------------------------------------------------------------------------------------
                                                                             $  8,131,418
  ---------------------------------------------------------------------------------------
  Hospital -- 3.8%
  ---------------------------------------------------------------------------------------
  NR       BBB+        $1,250      Escambia County Health Facilities
                                   Authority, (Baptist Hospital, Inc. and
                                   Baptist Manor, Inc.), 6.00%, 10/1/14      $  1,299,675
  Baa1     NR             450      Jacksonville Health Facilities
                                   Authority, (National Benevolent
                                   Association-Cypress Village), 6.25%,
                                   12/1/99                                        457,835
  Baa1     NR             480      Jacksonville Health Facilities
                                   Authority, (National Benevolent
                                   Association-Cypress Village), 6.50%,
                                   12/1/00                                        501,365
  ---------------------------------------------------------------------------------------
                                                                             $  2,258,875
  ---------------------------------------------------------------------------------------
  Housing -- 0.7%
  ---------------------------------------------------------------------------------------
  NR       A           $  425      Clearwater Housing Authority, (Hamptons
                                   at Clearwater), 5.40%, 5/1/13             $    440,279
  ---------------------------------------------------------------------------------------
                                                                             $    440,279
  ---------------------------------------------------------------------------------------
  Industrial Development Revenue -- 3.6%
  ---------------------------------------------------------------------------------------
  Baa2     BBB         $2,000      Polk County IDR, (IMC Fertilizer),
                                   (AMT), 7.525%, 1/1/15                     $  2,118,280
  ---------------------------------------------------------------------------------------
                                                                             $  2,118,280
  ---------------------------------------------------------------------------------------
  Insured-Cogeneration -- 5.2%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,000      Dade County, Resource Recovery
                                   Facilities, (AMBAC), (AMT), 5.30%,
                                   10/1/07                                   $  2,136,000
  Aaa      NR           1,000      Tampa Solid Waste System, (McKay Bay
                                   Refuse to Energy), (AMBAC), 4.75%,
                                   10/1/17                                        961,300
  ---------------------------------------------------------------------------------------
                                                                             $  3,097,300
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Insured-Electric Utilities -- 1.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Dade County, Water and Sewer System,
                                   (FGIC), 5.25%, 10/1/21                    $  1,021,460
  ---------------------------------------------------------------------------------------
                                                                             $  1,021,460
  ---------------------------------------------------------------------------------------
  Insured-General Obligations -- 7.9%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,000      Dade County Local School District,
                                   (MBIA), 5.00%, 2/15/15                    $  2,022,420
  Aaa      AAA            520      Dade County, (MBIA), 0.00%, 10/1/06            375,731
  Aaa      AAA            330      Dade County, (MBIA), 0.00%, 10/1/08            214,625
  Aaa      AAA          1,000      Miami-Dade County School District,
                                   (FSA), 5.375%, 8/1/15                        1,067,450
  Aaa      AAA          1,000      Reedy Creek Improvement District,
                                   (MBIA), 5.25%, 6/1/14                        1,039,380
  ---------------------------------------------------------------------------------------
                                                                             $  4,719,606
  ---------------------------------------------------------------------------------------
  Insured-Hospital -- 7.0%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,500      Naples, (Naples Community Hospital,
                                   Inc.), (MBIA), 5.50%, 10/1/16             $  2,608,025
  Aaa      AAA          1,000      Orange County Health Facilities
                                   Authority, (Adventist Health System/
                                   Sunbelt, Inc.), (FSA), 5.50%, 11/15/02       1,057,150
  Aaa      AAA            500      Sarasota County Public Hospital, (MBIA),
                                   5.25%, 7/1/18                                  516,865
  ---------------------------------------------------------------------------------------
                                                                             $  4,182,040
  ---------------------------------------------------------------------------------------
  Insured-Housing -- 4.2%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,200      Florida Housing Finance Authority,
                                   (Leigh Meadows Apartments), (AMBAC),
                                   5.85%, 9/1/10                             $  1,283,244
  Aaa      AAA          1,110      Florida Housing Finance Authority,
                                   (Stottert Arms Apartments), (AMBAC),
                                   5.90%, 9/1/10                                1,185,968
  ---------------------------------------------------------------------------------------
                                                                             $  2,469,212
  ---------------------------------------------------------------------------------------
  Insured-Industrial Development Revenue -- 1.8%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Pinellas County Resource Recovery,
                                   (MBIA), 5.125%, 10/1/04                   $  1,053,290
  ---------------------------------------------------------------------------------------
                                                                             $  1,053,290
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Insured-Lease Revenue / Certificates of Participation -- 1.8%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Palm Beach County Criminal Justice
                                   Facilities, (FGIC), 5.375%, 6/1/10        $  1,083,850
  ---------------------------------------------------------------------------------------
                                                                             $  1,083,850
  ---------------------------------------------------------------------------------------
  Insured-Special Tax Revenue -- 1.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,000      Miami-Dade County Professional Sports
                                   Franchise Facilities, (MBIA), 0.00%,
                                   10/1/13                                   $    992,660
  ---------------------------------------------------------------------------------------
                                                                             $    992,660
  ---------------------------------------------------------------------------------------
  Insured-Transportation -- 10.8%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Broward County Airport System, (MBIA),
                                   5.375%, 10/1/13                           $  1,047,100
  Aaa      AAA          1,500      Broward County Port Facilities, (MBIA),
                                   5.375%, 9/1/12                               1,578,165
  Aaa      AAA          2,000      Dade County, Seaport Revenue, (MBIA),
                                   5.125%, 10/1/16                              2,034,760
  Aaa      AAA          1,670      Hillsborough County Aviation Authority,
                                   (Tampa International Airport), (FGIC),
                                   6.85%, 10/1/06                               1,732,525
  ---------------------------------------------------------------------------------------
                                                                             $  6,392,550
  ---------------------------------------------------------------------------------------
  Insured-Water and Sewer -- 9.9%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  380      Collier County, Water and Sewer Revenue,
                                   (FGIC), 5.125%, 7/1/15(3)                 $    390,146
  Aaa      AAA          2,000      Dade County, Water and Sewer System,
                                   (FGIC), 5.25%, 10/1/11                       2,111,560
  Aaa      AAA          2,000      Manatee County, Public Utilities,
                                   (MBIA), 6.75%, 10/1/04                       2,278,120
  Aaa      AAA          1,000      Pasco County, Water and Sewer Revenue,
                                   (FGIC), 5.40%, 10/1/03                       1,067,960
  ---------------------------------------------------------------------------------------
                                                                             $  5,847,786
  ---------------------------------------------------------------------------------------
  Nursing Home -- 2.3%
  ---------------------------------------------------------------------------------------
  NR       NR          $  350      Citrus County IDA, (Beverly
                                   Enterprises), 5.00%, 4/1/03               $    349,248
  NR       NR           1,000      Volusia County, (Beverly Enterprises),
                                   5.875%, 7/1/07                               1,006,840
  ---------------------------------------------------------------------------------------
                                                                             $  1,356,088
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Senior Living / Life Care -- 3.7%
  ---------------------------------------------------------------------------------------
  Baa1     A-          $1,000      Highlands County HFA, (Adventist Health
                                   System), 5.25%, 11/15/20                  $    980,930
  NR       NR             600      North Miami HFA, (Imperial Club), 6.75%,
                                   1/1/33                                         589,038
  NR       NR             600      Okaloosa County, Retirement Rental
                                   Housing, (Encore Retirement Partners),
                                   6.125%, 2/1/14                                 599,070
  ---------------------------------------------------------------------------------------
                                                                             $  2,169,038
  ---------------------------------------------------------------------------------------
  Special Tax Revenue -- 1.2%
  ---------------------------------------------------------------------------------------
  NR       NR          $  650      North Springs, Improvement District,
                                   Special Assessment Revenue, (Heron Bay),
                                   7.00%, 5/1/19                             $    692,387
  ---------------------------------------------------------------------------------------
                                                                             $    692,387
  ---------------------------------------------------------------------------------------
  Total Tax-Exempt Investments -- 100.0%
     (identified cost $56,582,960)                                           $ 59,312,389
  ---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments at March 31, 1999, 60.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from a low of 3.6% to a high of 33.7% of total investments.

(1)  Non-income producing security.

(2) Security (or a portion thereof) has been segregated to cover when-issued securities.

(3)  When-issued security.

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Cogeneration -- 2.0%
  ---------------------------------------------------------------------------------------
  NR       BBB         $1,000      Massachusetts IFA, (Ogden Haverhill),
                                   (AMT), 5.50%, 12/1/13                     $  1,014,110
  ---------------------------------------------------------------------------------------
                                                                             $  1,014,110
  ---------------------------------------------------------------------------------------
  Education -- 6.8%
  ---------------------------------------------------------------------------------------
  NR       A           $  500      Massachusetts IFA, (Belmont Hill
                                   School), 5.15%, 9/1/13                    $    506,225
  Baa3     BBB-           500      Massachusetts IFA, (Dana Hall), 5.90%,
                                   7/1/27                                         515,935
  A3       NR           1,030      Massachusetts IFA, (Park School), 5.50%,
                                   9/1/16                                       1,079,687
  Baa1     BBB+           750      Massachusetts IFA, (St. Johns High
                                   School, Inc.), 5.70%, 6/1/18                   775,298
  Baa1     NR             500      Massachusetts IFA, (Wentworth Institute
                                   of Technology), 5.55%, 10/1/13                 509,585
  ---------------------------------------------------------------------------------------
                                                                             $  3,386,730
  ---------------------------------------------------------------------------------------
  Electric Utilities -- 2.1%
  ---------------------------------------------------------------------------------------
  Baa2     BBB+        $1,000      Massachusetts Municipal Wholesale
                                   Electric Co., 5.70%, 7/1/01               $  1,040,870
  ---------------------------------------------------------------------------------------
                                                                             $  1,040,870
  ---------------------------------------------------------------------------------------
  Escrowed / Prerefunded -- 11.4%
  ---------------------------------------------------------------------------------------
  Aa3      AA-         $  785      Massachusetts Bay Transportation
                                   Authority, Prerefunded to 3/01/05,
                                   5.75%, 3/1/18                             $    867,598
  Aaa      NR             905      Massachusetts HEFA, (Fairview Extended
                                   Care), Prerefunded to 1/1/01, 10.125%,
                                   1/1/11                                       1,022,107
  Baa3     NR             793      Massachusetts HEFA, (Milford-
                                   Whitinsville Hospital), Escrowed to
                                   Maturity, 7.125%, 7/15/02                      839,912
  Aaa      BBB            500      Massachusetts HEFA, (Sisters of
                                   Providence Hospital), Escrowed to
                                   Maturity, 6.00%, 11/15/00                      521,295
  Aaa      AAA            400      Massachusetts Turnpike Authority,
                                   (FGIC), Escrowed to Maturity, 5.125%,
                                   1/1/23                                         406,484

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Escrowed / Prerefunded (continued)
  ---------------------------------------------------------------------------------------
  Aaa      NR          $2,000      Massachusetts Turnpike Authority,
                                   Escrowed to Maturity, 5.00%, 1/1/20       $  2,024,420
  ---------------------------------------------------------------------------------------
                                                                             $  5,681,816
  ---------------------------------------------------------------------------------------
  General Obligations -- 13.9%
  ---------------------------------------------------------------------------------------
  Aa2      NR          $  500      Burlington, 5.00%, 2/1/15                 $    512,365
  Aa2      NR             500      Burlington, 5.00%, 2/1/16                      511,135
  Aa3      AA-          1,000      Massachusetts, 5.00%, 11/1/14                1,014,790
  Aa3      AA-          1,000      Massachusetts, 5.40%, 11/1/06                1,082,270
  Aa3      AA-          1,260      Massachusetts Bay Transportation
                                   Authority, 5.50%, 3/1/08                     1,377,041
  Aa3      AA-            215      Massachusetts Bay Transportation
                                   Authority, 5.75%, 3/1/18                       229,551
  Aa3      NR           2,500      Massachusetts State Federal Highway,
                                   Grant Anticipation Notes, 0.00%, 6/15/15     1,110,600
  A1       AA-          1,000      Woods Hole, Martha's Vineyard and
                                   Nantucket Steamship Authority, 6.60%,
                                   3/1/03                                       1,096,200
  ---------------------------------------------------------------------------------------
                                                                             $  6,933,952
  ---------------------------------------------------------------------------------------
  Health Care-Miscellaneous -- 1.0%
  ---------------------------------------------------------------------------------------
  Ba2      BB          $  500      Massachusetts Development Finance
                                   Agency, (New England Center for
                                   Children), 5.30%, 11/1/08                 $    497,380
  ---------------------------------------------------------------------------------------
                                                                             $    497,380
  ---------------------------------------------------------------------------------------
  Hospital -- 17.2%
  ---------------------------------------------------------------------------------------
  Baa2     BBB         $  750      Massachusetts HEFA, (Caritas Christi
                                   Obligation Group), 5.70%, 7/1/15          $    758,250
  Aa2      AA+          3,000      Massachusetts HEFA, (Daughters of
                                   Charity Issue), 5.75%, 7/1/02                3,167,190
  NR       BBB+           770      Massachusetts HEFA, (Jordan Hospital),
                                   5.00%, 10/1/11                                 778,262
  Baa2     BBB-         1,000      Massachusetts HEFA, (Milford-
                                   Whitinsville Regional Hospital), 5.75%,
                                   7/15/13                                      1,024,110
  Baa3     NR             860      Massachusetts HEFA, (New England Health
                                   Systems), 6.125%, 8/1/13                       880,038

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Hospital (continued)
  ---------------------------------------------------------------------------------------
  NR       BBB-        $1,845      Massachusetts HEFA, (North Adams
                                   Regional Hospital), 6.25%, 7/1/04         $  1,984,519
  ---------------------------------------------------------------------------------------
                                                                             $  8,592,369
  ---------------------------------------------------------------------------------------
  Industrial Development Revenue -- 0.7%
  ---------------------------------------------------------------------------------------
  NR       BBB+        $  350      Massachusetts Development Finance
                                   Agency, (YMCA of Greater Boston), 5.25%,
                                   11/1/13                                   $    342,657
  ---------------------------------------------------------------------------------------
                                                                             $    342,657
  ---------------------------------------------------------------------------------------
  Insured-Education -- 2.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,015      Massachusetts IFA, (Dexter School),
                                   (MBIA), 5.40%, 5/1/13                     $  1,070,074
  ---------------------------------------------------------------------------------------
                                                                             $  1,070,074
  ---------------------------------------------------------------------------------------
  Insured-Electric Utilities -- 4.4%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,000      Massachusetts Municipal Wholesale
                                   Electric Co., (AMBAC), 6.625%, 7/1/03     $  2,202,560
  ---------------------------------------------------------------------------------------
                                                                             $  2,202,560
  ---------------------------------------------------------------------------------------
  Insured-General Obligations -- 8.4%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Haverhill, (FGIC), 5.00%, 6/15/17         $  1,001,110
  Aaa      AAA          2,000      Massachusetts Bay Transportation
                                   Authority, (AMBAC), 5.25%, 3/1/11            2,147,960
  Aaa      AAA          1,000      Massachusetts, (AMBAC), 5.00%, 7/1/12        1,040,800
  ---------------------------------------------------------------------------------------
                                                                             $  4,189,870
  ---------------------------------------------------------------------------------------
  Insured-Hospital -- 3.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,500      Massachusetts HEFA, (Lowell General
                                   Hospital), (FSA), 5.25%, 6/1/16           $  1,533,705
  ---------------------------------------------------------------------------------------
                                                                             $  1,533,705
  ---------------------------------------------------------------------------------------
  Insured-Industrial Development Revenue -- 3.0%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,400      Massachusetts IFA, (Nantucket Electric),
                                   (AMBAC), (AMT), 5.30%, 7/1/04             $  1,477,518
  ---------------------------------------------------------------------------------------
                                                                             $  1,477,518
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Lease Revenue / Certificates of Participation -- 3.5%
  ---------------------------------------------------------------------------------------
  NR       BBB         $1,650      Puerto Rico, ITEM & ECFA, (Guaynabo
                                   Municipal Government), 5.375%, 7/1/06     $  1,771,589
  ---------------------------------------------------------------------------------------
                                                                             $  1,771,589
  ---------------------------------------------------------------------------------------
  Nursing Home -- 2.1%
  ---------------------------------------------------------------------------------------
  NR       NR          $  965      Massachusetts IFA, (Age Institute of
                                   Massachusetts), 7.60%, 11/1/05            $  1,023,952
  ---------------------------------------------------------------------------------------
                                                                             $  1,023,952
  ---------------------------------------------------------------------------------------
  Pooled Loans -- 1.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,595      Massachusetts Water Pollution Abatement
                                   Trust, 0.00%, 8/1/12                      $    848,524
  ---------------------------------------------------------------------------------------
                                                                             $    848,524
  ---------------------------------------------------------------------------------------
  Senior Living / Life Care -- 2.2%
  ---------------------------------------------------------------------------------------
  NR       BBB         $  600      Massachusetts Development Finance
                                   Agency, (Berkshire Retirement), 5.60%,
                                   7/1/19                                    $    599,220
  NR       NR             500      Massachusetts IFA, (Forge Hill), (AMT),
                                   6.75%, 4/1/30                                  476,985
  ---------------------------------------------------------------------------------------
                                                                             $  1,076,205
  ---------------------------------------------------------------------------------------
  Special Tax Revenue -- 4.6%
  ---------------------------------------------------------------------------------------
  Aa3      AA          $  500      Massachusetts Special Obligations,
                                   5.00%, 6/1/14                             $    514,190
  NR       AAA          1,750      Virgin Islands Public Finance Authority,
                                   (Matching Loan Fund Notes), 6.70%,
                                   10/1/99                                      1,781,500
  ---------------------------------------------------------------------------------------
                                                                             $  2,295,690
  ---------------------------------------------------------------------------------------
  Transportation -- 3.3%
  ---------------------------------------------------------------------------------------
  Aa3      AA-         $1,000      Massachusetts Port Authority Revenue,
                                   6.00%, 7/1/13                             $  1,088,740
  Baa1     A              500      Puerto Rico Highway and Transportation
                                   Authority, 5.50%, 7/1/15                       537,675
  ---------------------------------------------------------------------------------------
                                                                             $  1,626,415
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Water and Sewer -- 6.5%
  ---------------------------------------------------------------------------------------
  Aa1      AA          $2,100      Massachusetts Water Pollution Abatement
                                   Trust, 5.25%, 8/1/14                      $  2,205,105
  Aa3      AA+          1,000      Massachusetts Water Pollution Abatement
                                   Trust, 5.25%, 8/1/14                         1,033,850
  ---------------------------------------------------------------------------------------
                                                                             $  3,238,955
  ---------------------------------------------------------------------------------------
  Total Tax-Exempt Investments -- 100.0%
     (identified cost $47,451,800)                                           $ 49,844,941
  ---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1999, 21.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from a low of 2.1% to a high of 13.8% of total investments.

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Economic Development Revenue -- 1.3%
  ---------------------------------------------------------------------------------------
  NR       B+          $  150      Michigan State Strategic Fund, (Crown
                                   Paper), 6.25%, 8/1/12                     $    137,537
  ---------------------------------------------------------------------------------------
                                                                             $    137,537
  ---------------------------------------------------------------------------------------
  Escrowed / Prerefunded -- 16.8%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Grand Ledge Public School District,
                                   (MBIA), Prerefunded to 5/1/04, 7.875%,
                                   5/1/11                                    $  1,196,799
  Aa1      AA+            500      Michigan Municipal Bond Authority,
                                   Escrowed to Maturity, 7.00%, 10/1/02           553,790
  ---------------------------------------------------------------------------------------
                                                                             $  1,750,589
  ---------------------------------------------------------------------------------------
  General Obligations -- 5.3%
  ---------------------------------------------------------------------------------------
  Baa1     A-          $  495      Detroit, 6.40%, 4/1/05                    $    546,435
  ---------------------------------------------------------------------------------------
                                                                             $    546,435
  ---------------------------------------------------------------------------------------
  Hospital -- 14.6%
  ---------------------------------------------------------------------------------------
  Aa3      AA          $  500      Kent Hospital Finance Authority,
                                   (Spectrum Health), 5.25%, 1/15/09         $    523,540
  NR       BBB            100      Michigan Hospital Finance Authority,
                                   (Central MI Community Hospital), 6.00%,
                                   10/1/05                                        108,197
  NR       BBB            100      Michigan Hospital Finance Authority,
                                   (Central MI Community Hospital), 6.10%,
                                   10/1/06                                        109,225
  NR       BBB            225      Michigan Hospital Finance Authority,
                                   (Central MI Community Hospital), 6.20%,
                                   10/1/07                                        247,930
  NR       BBB            500      Michigan Hospital Finance Authority,
                                   (Gratiot Community Hospital), 6.10%,
                                   10/1/07                                        532,440
  ---------------------------------------------------------------------------------------
                                                                             $  1,521,332
  ---------------------------------------------------------------------------------------
  Industrial Development Revenue -- 3.6%
  ---------------------------------------------------------------------------------------
  Baa3     BBB-        $  350      Puerto Rico Port Authority, (American
                                   Airlines), (AMT), 6.25%, 6/1/26           $    377,552
  ---------------------------------------------------------------------------------------
                                                                             $    377,552
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Insured-Electric Utilities -- 5.3%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Monroe County, (The Detroit Edison Co.),
                                   (AMBAC), (AMT), 6.35%, 12/1/04            $    552,640
  ---------------------------------------------------------------------------------------
                                                                             $    552,640
  ---------------------------------------------------------------------------------------
  Insured-General Obligations -- 18.2%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Detroit School District, (AMBAC), 6.50%,
                                   5/1/10                                    $    585,780
  Aaa      AAA            250      Fowlerville, Community Schools District,
                                   (FSA), 4.50%, 5/1/15                           242,880
  Aaa      AAA            500      Hartland School District, (FGIC),
                                   5.125%, 5/1/17                                 504,440
  Aaa      AAA            100      Parchment School District, (MBIA),
                                   5.00%, 5/1/25                                   99,923
  Aaa      AAA            225      Paw Paw, Public School District, (FGIC),
                                   5.00%, 5/1/21                                  224,840
  Aaa      AAA            250      Portage, Public Schools, (FSA), 4.50%,
                                   5/1/14                                         241,095
  ---------------------------------------------------------------------------------------
                                                                             $  1,898,958
  ---------------------------------------------------------------------------------------
  Insured-Lease Revenue /
  Certificates of Participation -- 1.9%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  300      Michigan Building Authority, Facilities
                                   Program, (AMBAC), 0.00%, 10/15/08         $    195,864
  ---------------------------------------------------------------------------------------
                                                                             $    195,864
  ---------------------------------------------------------------------------------------
  Insured-Transportation -- 3.2%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  770      Puerto Rico Highway and Transportation
                                   Authority, (AMBAC), 0.00%, 7/1/16         $    335,751
  ---------------------------------------------------------------------------------------
                                                                             $    335,751
  ---------------------------------------------------------------------------------------
  Lease Revenue / Certificates of Participation -- 5.1%
  ---------------------------------------------------------------------------------------
  Aa2      AA          $  500      Michigan Building Authority, 6.10%,
                                   10/1/01                                   $    529,940
  ---------------------------------------------------------------------------------------
                                                                             $    529,940
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Miscellaneous -- 1.5%
  ---------------------------------------------------------------------------------------
  NR       NR          $  150      Pittsfield Township EDC, (Arbor
                                   Hospice), 7.875%, 8/15/27                 $    157,526
  ---------------------------------------------------------------------------------------
                                                                             $    157,526
  ---------------------------------------------------------------------------------------
  Nursing Home -- 4.1%
  ---------------------------------------------------------------------------------------
  NR       NR          $  395      Michigan Hospital Finance Authority,
                                   (Presbyterian Villages), 6.20%, 1/1/06    $    427,189
  ---------------------------------------------------------------------------------------
                                                                             $    427,189
  ---------------------------------------------------------------------------------------
  Senior Living / Life Care -- 3.0%
  ---------------------------------------------------------------------------------------
  NR       BBB         $  300      Kalamazoo, (Friendship Village), 6.125%,
                                   5/15/17                                   $    314,739
  ---------------------------------------------------------------------------------------
                                                                             $    314,739
  ---------------------------------------------------------------------------------------
  Special Tax Revenue -- 16.1%
  ---------------------------------------------------------------------------------------
  NR       BBB+        $1,000      Battle Creek Downtown Development
                                   Authority, 6.65%, 5/1/02                  $  1,072,420
  NR       A-           2,000      Detroit Downtown Development Authority
                                   Tax Increment, 0.00%, 7/1/21                   598,060
  ---------------------------------------------------------------------------------------
                                                                             $  1,670,480
  ---------------------------------------------------------------------------------------
  Total Tax-Exempt Investments -- 100.0%
     (identified cost $9,640,542)                                            $ 10,416,532
  ---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1999, 40.1% of such securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from a low of 4.6% to a high of 16.0% of total investments.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Assisted Living -- 1.8%
  ---------------------------------------------------------------------------------------
  NR       NR          $  650      New Jersey EDA, (Chelsea at East
                                   Brunswick), (AMT), 8.00%, 10/1/07         $    712,693
  ---------------------------------------------------------------------------------------
                                                                             $    712,693
  ---------------------------------------------------------------------------------------
  Cogeneration -- 9.3%
  ---------------------------------------------------------------------------------------
  NR       BBB-        $2,150      New Jersey EDA, (Trigen-Trenton), (AMT),
                                   6.10%, 12/1/05                            $  2,287,062
  NR       BB+            735      New Jersey EDA, (Vineland Cogeneration),
                                   (AMT), 7.875%, 6/1/19                          793,602
  NR       NR             550      Port Authority of New York and New
                                   Jersey, (KIAC), (AMT), 6.50%, 10/1/01          577,462
  ---------------------------------------------------------------------------------------
                                                                             $  3,658,126
  ---------------------------------------------------------------------------------------
  Education -- 1.5%
  ---------------------------------------------------------------------------------------
  Baa1     BBB         $  585      New Jersey Educational Facilities
                                   Authority, (Georgian Court College),
                                   4.80%, 7/1/08                             $    584,526
  ---------------------------------------------------------------------------------------
                                                                             $    584,526
  ---------------------------------------------------------------------------------------
  Escrowed / Prerefunded -- 4.9%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Elizabeth, (MBIA), Prerefunded to
                                   11/15/00, 6.20%, 11/15/02                 $    530,480
  NR       NR             310      New Jersey EDA, (Cadbury Corp.),
                                   Prerefunded to 7/1/01, 8.00%, 7/1/15           346,809
  Aaa      NR           2,030      New Jersey EDA, (Princeton Custodial
                                   Receipts), Escrowed to Maturity, 0.00%,
                                   12/15/12                                     1,066,765
  ---------------------------------------------------------------------------------------
                                                                             $  1,944,054
  ---------------------------------------------------------------------------------------
  General Obligations -- 6.0%
  ---------------------------------------------------------------------------------------
  Aa3      AA          $  500      Jersey City School District, 6.25%,
                                   10/1/10                                   $    577,155
  Baa1     A            1,050      Puerto Rico, 0.00%, 7/1/08                     697,589
  Aa2      AA-          1,000      South Brunswick, 7.125%, 7/15/02             1,103,890
  ---------------------------------------------------------------------------------------
                                                                             $  2,378,634
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Hospital -- 8.1%
  ---------------------------------------------------------------------------------------
  A3       A-          $  340      New Jersey Health Care Facilities
                                   Financing Authority, (Atlantic City
                                   Medical Care Center), 6.25%, 7/1/00       $    351,631
  A3       A-           1,000      New Jersey Health Care Facilities
                                   Financing Authority, (Atlantic City
                                   Medical Care Center), 6.45%, 7/1/02          1,074,120
  A3       A-             750      New Jersey Health Care Facilities
                                   Financing Authority, (Atlantic City
                                   Medical Care Center), 6.55%, 7/1/03            818,348
  Baa2     BBB            880      New Jersey Health Care Facilities
                                   Financing Authority, (St. Elizabeth's
                                   Hospital), 5.75%, 7/1/08                       942,058
  ---------------------------------------------------------------------------------------
                                                                             $  3,186,157
  ---------------------------------------------------------------------------------------
  Industrial Development Revenue -- 7.0%
  ---------------------------------------------------------------------------------------
  Aa3      NR          $  425      New Jersey EDA, (Economic Growth),
                                   (AMT), 6.00%, 12/1/02                     $    440,772
  NR       NR             500      New Jersey EDA, (Holt Hauling), (AMT),
                                   7.90%, 3/1/27                                  560,315
  Baa3     BBB-         1,625      Port Authority of New York and New
                                   Jersey, (Delta Airlines), 6.95%, 6/1/08      1,760,330
  ---------------------------------------------------------------------------------------
                                                                             $  2,761,417
  ---------------------------------------------------------------------------------------
  Insured-Education -- 1.3%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      New Jersey Educational Facilities
                                   Authority, (Seton Hall University),
                                   (FGIC), 6.10%, 7/1/01                     $    527,585
  ---------------------------------------------------------------------------------------
                                                                             $    527,585
  ---------------------------------------------------------------------------------------
  Insured-Electric Utilities -- 2.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Middlesex County Utilities Authority,
                                   (FGIC), 6.10%, 12/1/01                    $  1,065,620
  ---------------------------------------------------------------------------------------
                                                                             $  1,065,620
  ---------------------------------------------------------------------------------------
  Insured-General Obligations -- 28.0%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Atlantic City Board of Education,
                                   (AMBAC), 6.00%, 12/1/02                   $  1,079,020
  Aaa      AAA          1,175      Edison, (AMBAC), 4.70%, 1/1/04               1,217,136
  Aaa      AAA          1,200      Kearney, (FSA), 6.50%, 2/1/04                1,307,064

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Insured-General Obligations (continued)
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  725      Monroe Township Board of Education,
                                   (FGIC), 5.20%, 8/1/11                     $    770,117
  Aaa      AAA            825      Monroe Township Board of Education,
                                   (FGIC), 5.20%, 8/1/14                          869,195
  Aaa      AAA            850      Roselle, (MBIA), 4.65%, 10/15/03               881,467
  Aaa      AAA          1,000      South Brunswick Township Board of
                                   Education, (FGIC), 6.40%, 8/1/03             1,103,460
  Aaa      AAA          2,000      Washington Township Board of Education,
                                   (MBIA), 5.125%, 2/1/15                       2,042,679
  Aaa      AAA          1,585      West Deptford Township, (AMBAC), 5.90%,
                                   3/1/09                                       1,781,793
  ---------------------------------------------------------------------------------------
                                                                             $ 11,051,931
  ---------------------------------------------------------------------------------------
  Insured-Hospital -- 9.3%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,300      New Jersey Health Care Facilities
                                   Financing Authority, (AHS Hospital
                                   Corp.), (AMBAC), 6.00%, 7/1/12            $  1,465,854
  Aaa      AAA          1,910      New Jersey Health Care Facilities
                                   Financing Authority, (Dover General
                                   Hospital and Medical Center), (MBIA),
                                   7.00%, 7/1/04                                2,179,252
  ---------------------------------------------------------------------------------------
                                                                             $  3,645,106
  ---------------------------------------------------------------------------------------
  Insured-Solid Waste -- 0.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  250      Bergen County Utilities Authority, Solid
                                   Waste System, (FGIC), 6.00%, 6/15/02      $    267,253
  ---------------------------------------------------------------------------------------
                                                                             $    267,253
  ---------------------------------------------------------------------------------------
  Insured-Transportation -- 7.8%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      New Jersey Turnpike Authority, (FSA),
                                   5.90%, 1/1/03                             $  1,071,580
  Aaa      AAA            895      New Jersey Turnpike Authority, (FSA),
                                   6.40%, 1/1/02                                  956,576
  Aaa      AAA          1,000      Port Authority of New York and New
                                   Jersey, (AMBAC), 5.125%, 7/15/14             1,025,610
  ---------------------------------------------------------------------------------------
                                                                             $  3,053,766
  ---------------------------------------------------------------------------------------
  Insured-Water and Sewer -- 1.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  565      Pennsville Sewer Authority, (MBIA),
                                   0.00%, 11/1/16                            $    240,583

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Insured-Water and Sewer (continued)
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  565      Pennsville Sewer Authority, (MBIA),
                                   0.00%, 11/1/17                            $    227,932
  Aaa      AAA            565      Pennsville Sewer Authority, (MBIA),
                                   0.00%, 11/1/18                                 215,412
  ---------------------------------------------------------------------------------------
                                                                             $    683,927
  ---------------------------------------------------------------------------------------
  Solid Waste -- 2.1%
  ---------------------------------------------------------------------------------------
  A1       AA-         $  500      Gloucester County Improvement Authority,
                                   Solid Waste System, 5.40%, 9/1/00         $    514,015
  B1       NR             300      The Atlantic County Utilities Authority,
                                   Solid Waste System, 7.00%, 3/1/08              299,622
  ---------------------------------------------------------------------------------------
                                                                             $    813,637
  ---------------------------------------------------------------------------------------
  Transportation -- 7.8%
  ---------------------------------------------------------------------------------------
  Aa2      NR          $1,000      New Jersey Transportation Trust,
                                   Variable Rate, 6.56%, 6/15/17(1)(2)       $  1,002,220
  A1       AA-          1,000      Port Authority of New York and New
                                   Jersey, 5.375%, 10/15/16                     1,030,830
  A1       AA-          1,000      Port Authority of New York and New
                                   Jersey, 5.375%, 3/1/28                       1,057,450
  ---------------------------------------------------------------------------------------
                                                                             $  3,090,500
  ---------------------------------------------------------------------------------------
  Total Tax-Exempt Investments -- 100.0%
     (identified cost $36,941,483)                                           $ 39,424,932
  ---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1999, 52.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from a low of 8.5% to a high of 16.7% of total investments.

(1)  Security has been issued as an inverse floater bond.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the value of these securities amounted to $1,002,220 or 2.5% of the Portfolio's net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Assisted Living -- 1.7%
  ---------------------------------------------------------------------------------------
  NR       NR          $  560      Glen Cove IDA, (Regency at Glen Cove),
                                   9.50%, 7/1/99                             $    563,562
  NR       NR             500      Glen Cove IDA, (Regency at Glen Cove),
                                   9.50%, 7/1/12                                  533,875
  ---------------------------------------------------------------------------------------
                                                                             $  1,097,437
  ---------------------------------------------------------------------------------------
  Cogeneration -- 2.4%
  ---------------------------------------------------------------------------------------
  NR       NR          $  950      Port Authority of New York and New
                                   Jersey, (KIAC), (AMT), 6.50%, 10/1/01     $    997,434
  NR       NR             600      Suffolk County IDA, (Nissequogue
                                   Cogeneration Partners Facility), (AMT),
                                   5.50%, 1/1/23                                  603,144
  ---------------------------------------------------------------------------------------
                                                                             $  1,600,578
  ---------------------------------------------------------------------------------------
  Education -- 0.3%
  ---------------------------------------------------------------------------------------
  A3       A-          $  100      New York State Dormitory Authority,
                                   (State University Educational
                                   Facilities), 5.25%, 5/15/15               $    104,148
  A3       A-             105      New York State Dormitory Authority,
                                   (State University Educational
                                   Facilities), 5.25%, 5/15/19                    107,963
  ---------------------------------------------------------------------------------------
                                                                             $    212,111
  ---------------------------------------------------------------------------------------
  Escrowed / Prerefunded -- 5.9%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      New York State Medical Care Facilities
                                   Finance Agency, (New York State
                                   Hospital), (AMBAC), Escrowed to
                                   Maturity, 6.10%, 2/15/04                  $  1,094,160
  Aaa      AAA          2,500      New York State Medical Care Facilities
                                   Finance Agency, (New York State
                                   Hospital), (AMBAC), Escrowed to
                                   Maturity, 6.20%, 2/15/05                     2,778,950
  ---------------------------------------------------------------------------------------
                                                                             $  3,873,110
  ---------------------------------------------------------------------------------------
  General Obligations -- 4.9%
  ---------------------------------------------------------------------------------------
  A3       A-          $  750      New York City, 0.00%, 8/1/07              $    518,033
  A3       A-           1,000      New York City, 0.00%, 8/1/08                   657,110
  A3       A-           1,000      New York City, 0.00%, 8/1/08                   657,110
  A3       A-           1,285      New York City, 6.375%, 8/1/06                1,395,741
  ---------------------------------------------------------------------------------------
                                                                             $  3,227,994
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Hospital -- 4.9%
  ---------------------------------------------------------------------------------------
  Baa1     BBB+        $2,000      New York State Dormitory Authority,
                                   (Department of Health), 5.375%, 7/1/08    $  2,124,080
  Baa      NR           1,000      New York State Dormitory Authority,
                                   (Nyack Hospital), 6.00%, 7/1/06              1,081,430
  ---------------------------------------------------------------------------------------
                                                                             $  3,205,510
  ---------------------------------------------------------------------------------------
  Hotel -- 0.7%
  ---------------------------------------------------------------------------------------
  NR       NR          $1,210      Niagara County IDA, (Wintergarden Inn
                                   Associates), 9.75%, 6/1/11(1)             $    484,000
  ---------------------------------------------------------------------------------------
                                                                             $    484,000
  ---------------------------------------------------------------------------------------
  Housing -- 10.8%
  ---------------------------------------------------------------------------------------
  Aa       AA          $3,870      New York City Housing Development Corp.,
                                   MFMR, 5.625%, 5/1/12                      $  4,117,293
  Aa2      NR           1,500      New York State Mortgage Agency Revenue,
                                   (AMT), 6.45%, 10/1/21                        1,627,830
  Aa2      NR           1,300      New York State Mortgage Agency, (AMT),
                                   5.20%, 10/1/08                               1,349,647
  ---------------------------------------------------------------------------------------
                                                                             $  7,094,770
  ---------------------------------------------------------------------------------------
  Industrial Development Revenue -- 11.6%
  ---------------------------------------------------------------------------------------
  NR       NR          $  500      Chautauqua County IDA, (Womans Christian
                                   Association), 6.35%, 11/15/17             $    500,640
  A3       A            2,000      New York City, (Terminal One Group),
                                   6.00%, 1/1/07                                2,156,560
  Baa3     BBB-         2,875      Port Authority of New York and New
                                   Jersey, (Delta Airlines), 6.95%, 6/1/08      3,114,430
  Baa3     BBB-         1,700      Puerto Rico Port Authority, (American
                                   Airlines), (AMT), 6.25%, 6/1/26              1,833,824
  ---------------------------------------------------------------------------------------
                                                                             $  7,605,454
  ---------------------------------------------------------------------------------------
  Insured-Education -- 7.0%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,250      Nassau County IDA, (Hofstra University),
                                   (MBIA), 5.25%, 7/1/10                     $  2,396,498
  Aaa      AAA          1,075      New York State Dormitory Authority, (Mt.
                                   Sinai School of Medicine), (MBIA),
                                   6.75%, 7/1/09                                1,165,365
  Aaa      AAA            500      New York State Dormitory Authority, (New
                                   York University), (AMBAC), 5.75%,
                                   7/1/12(2)                                      527,740

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Insured-Education (continued)
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Niagara County IDA, (Niagara
                                   University), (AMBAC), 5.25%, 10/1/18      $    510,615
  ---------------------------------------------------------------------------------------
                                                                             $  4,600,218
  ---------------------------------------------------------------------------------------
  Insured-Electric Utilities -- 8.0%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $5,000      New York State Energy Research and
                                   Development Authority, (Central Hudson
                                   Gas), (FGIC), 7.375%, 10/1/14             $  5,244,549
  ---------------------------------------------------------------------------------------
                                                                             $  5,244,549
  ---------------------------------------------------------------------------------------
  Insured-General Obligations -- 2.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,750      New York State Local Government
                                   Assistance Corp., (MBIA), 0.00%, 4/1/13   $  1,404,013
  ---------------------------------------------------------------------------------------
                                                                             $  1,404,013
  ---------------------------------------------------------------------------------------
  Insured-Hospital -- 0.8%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      New York State Dormitory Authority,
                                   (Methodist Hospital), (AMBAC), 5.00%,
                                   7/1/10                                    $    516,265
  ---------------------------------------------------------------------------------------
                                                                             $    516,265
  ---------------------------------------------------------------------------------------
  Insured-Lease Revenue /
  Certificates of Participation -- 0.8%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      City University of New York, (John Jay
                                   College), (AMBAC), 5.00%, 8/15/08         $    525,360
  ---------------------------------------------------------------------------------------
                                                                             $    525,360
  ---------------------------------------------------------------------------------------
  Insured-Transportation -- 3.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,240      Metropolitan Transportation Authority
                                   for the City of New York, (FGIC), 5.70%,
                                   7/1/10(3)                                 $  2,453,942
  ---------------------------------------------------------------------------------------
                                                                             $  2,453,942
  ---------------------------------------------------------------------------------------
  Lease Revenue / Certificates of Participation -- 12.5%
  ---------------------------------------------------------------------------------------
  Baa1     BBB+        $2,180      New York State Energy Research and
                                   Development Authority, (Western NY
                                   Nuclear Service Center), 6.00%, 4/1/06    $  2,384,767
  Baa1     A-           2,000      New York State HFA, 6.375%, 11/1/03(3)       2,186,540

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Lease Revenue /
  Certificates of Participation (continued)
  ---------------------------------------------------------------------------------------
  NR       BBB         $1,485      New York State Thruway Authority, 0.00%,
                                   1/1/04                                    $  1,216,675
  Baa1     BBB+         1,300      New York State Thruway Authority, 5.25%,
                                   4/1/13                                       1,322,399
  Baa1     BBB+         1,000      New York State Urban Development Corp.,
                                   (Youth Facilities), 5.75%, 4/1/10            1,084,890
  ---------------------------------------------------------------------------------------
                                                                             $  8,195,271
  ---------------------------------------------------------------------------------------
  Senior Living / Life Care -- 0.8%
  ---------------------------------------------------------------------------------------
  Baa3     BBB-        $  500      New York City, Health and Hospital
                                   Corp., 5.25%, 2/15/17                     $    496,530
  ---------------------------------------------------------------------------------------
                                                                             $    496,530
  ---------------------------------------------------------------------------------------
  Special Tax Revenue -- 7.1%
  ---------------------------------------------------------------------------------------
  A3       A+          $4,500      New York State Local Government
                                   Assistance Corp., 5.25%, 4/1/16           $  4,682,925
  ---------------------------------------------------------------------------------------
                                                                             $  4,682,925
  ---------------------------------------------------------------------------------------
  Transportation -- 6.6%
  ---------------------------------------------------------------------------------------
  Baa1     BBB+        $1,000      Port Authority of New York and New
                                   Jersey, (AMT), 5.75%, 4/1/16              $  1,066,890
  A1       AA-          3,000      Port Authority of New York and New
                                   Jersey, (AMT), 6.00%, 7/1/14                 3,257,490
  ---------------------------------------------------------------------------------------
                                                                             $  4,324,380
  ---------------------------------------------------------------------------------------
  Water and Sewer -- 7.4%
  ---------------------------------------------------------------------------------------
  A1       A           $3,000      New York City Municipal Water Finance
                                   Authority, 5.125%, 6/15/21                $  2,968,380
  A1       A            1,825      New York City Municipal Water Finance
                                   Authority, 5.70%, 6/15/02                    1,929,463
  ---------------------------------------------------------------------------------------
                                                                             $  4,897,843
  ---------------------------------------------------------------------------------------
  Total Tax-Exempt Investments -- 100.0%
     (identified cost $62,315,489)                                           $ 65,742,260
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
The portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1999, 28.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from a low of 7.6% to a high of 11.7% of total investments.
(1)  Non-income producing security.
(2)  When-issued security.
(3) Security (or a portion thereof) has been segregated to cover when-issued securities.

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Escrowed / Prerefunded -- 5.9%
  ---------------------------------------------------------------------------------------
  Aaa      NR          $  240      Greene County IDA, (Fairview Extended
                                   Care), Prerefunded to 1/1/01, 10.125%,
                                   1/1/11                                    $    271,229
  Aa2      NR           1,000      Warren County, (Otterbein Homes),
                                   Prerefunded to 7/1/01, 7.20%, 7/1/11         1,094,579
  ---------------------------------------------------------------------------------------
                                                                             $  1,365,808
  ---------------------------------------------------------------------------------------
  General Obligations -- 14.0%
  ---------------------------------------------------------------------------------------
  NR       NR          $  300      Kings County Local School District,
                                   7.60%, 12/1/10                            $    348,156
  Aa3      NR             250      Oak Hills, 5.60%, 12/1/17                      263,623
  Aa1      AA+            675      Ohio, 0.00%, 8/1/04                            545,616
  Aa1      AA+            500      Ohio, 0.00%, 8/1/05                            385,710
  Aa1      AA+            250      Ohio, 0.00%, 8/1/08                            166,543
  A3       NR           1,000      Wauseon School District, 7.25%, 12/1/10      1,082,900
  NR       NR             410      Youngstown County School District,
                                   6.40%, 7/1/00                                  418,221
  ---------------------------------------------------------------------------------------
                                                                             $  3,210,769
  ---------------------------------------------------------------------------------------
  Hospital -- 7.0%
  ---------------------------------------------------------------------------------------
  A        A           $1,000      Erie County, (Firelands Community
                                   Hospital), 6.75%, 1/1/08                  $  1,085,509
  Baa2     BBB            250      Hamilton County Health System,
                                   (Providence Hospital), 6.00%, 7/1/01           259,438
  NR       A-             250      Parma, Hospital Improvement Revenue,
                                   (Parma Community General Hospital
                                   Association), 5.25%, 11/1/13                   252,475
  ---------------------------------------------------------------------------------------
                                                                             $  1,597,422
  ---------------------------------------------------------------------------------------
  Housing -- 7.3%
  ---------------------------------------------------------------------------------------
  NR       AAA         $1,000      Cuyahoga County, (National Terminal
                                   Apts.), 6.40%, 7/1/16                     $  1,084,130
  NR       NR             295      Cuyahoga County, (Rolling Hills Apts.),
                                   (AMT), 8.00%, 1/1/28                           301,121
  NR       NR             290      Lucas County, (Country Creek), (AMT),
                                   8.00%, 7/1/26                                  291,351
  ---------------------------------------------------------------------------------------
                                                                             $  1,676,602
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Industrial Development Revenue -- 13.6%
  ---------------------------------------------------------------------------------------
  NR       NR          $  500      Cuyahoga County, (Rock and Roll Hall of
                                   Fame), 5.45%, 12/1/05                     $    524,920
  NR       NR             250      Cuyahoga County, (Rock and Roll Hall of
                                   Fame), 5.85%, 12/1/08                          268,713
  NR       BBB            500      Dayton, Special Facilities Revenue,
                                   (Emery Airline Freight), 5.625%, 2/1/18        503,995
  NR       A-           1,020      Ohio Economic Development Commission,
                                   (ABS Industries), (AMT), 6.00%, 6/1/04       1,078,823
  NR       A-             450      Ohio Economic Development Commission,
                                   (Progress Plastics Products), (AMT),
                                   6.80%, 12/1/01                                 465,521
  NR       NR             250      Ohio Solid Waste Revenue, (Republic
                                   Engineered Steels, Inc.), (AMT), 9.00%,
                                   6/1/21                                         267,725
  ---------------------------------------------------------------------------------------
                                                                             $  3,109,697
  ---------------------------------------------------------------------------------------
  Insured-Education -- 4.4%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Ohio Public Facilities Commission,
                                   (Higher Educational Facilities),
                                   (AMBAC), 4.30%, 12/1/08                   $  1,001,040
  ---------------------------------------------------------------------------------------
                                                                             $  1,001,040
  ---------------------------------------------------------------------------------------
  Insured-General Obligations -- 26.9%
  ---------------------------------------------------------------------------------------
  Aaa      NR          $  265      Clinton Massie Local School District,
                                   (AMBAC), 0.00%, 12/1/11                   $    147,947
  Aaa      NR             265      Clinton Massie Local School District,
                                   (MBIA), 0.00%, 12/1/09                         165,283
  Aaa      AAA            225      Finneytown Local School District,
                                   (FGIC), 6.15%, 12/1/11                         261,716
  Aaa      AAA            500      Forest Hills Local School District,
                                   (MBIA), 6.00%, 12/1/09                         571,845
  Aaa      AAA            500      South-Western City School District,
                                   Franklin and Pickway Counties, (AMBAC),
                                   4.75%, 12/1/26                                 473,815
  Aaa      AAA          1,000      Southwest Licking School Facilities
                                   Improvement, (FGIC), 7.10%, 12/1/16          1,173,549
  Aaa      AAA            500      Strongsville City School District,
                                   (MBIA), 5.375%, 12/1/12                        539,750
  Aaa      AAA          1,500      West Clermont School District, (AMBAC),
                                   6.90%, 12/1/12                               1,745,969
  Aaa      AAA            500      West Clermont School District, (AMBAC),
                                   7.125%, 12/1/19                                579,980

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Insured-General Obligations (continued)
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  460      Wyoming, School District, (FGIC), 5.75%,
                                   12/1/17                                   $    508,332
  ---------------------------------------------------------------------------------------
                                                                             $  6,168,186
  ---------------------------------------------------------------------------------------
  Insured-Hospital -- 3.5%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Cuyahoga County, (Metrohealth System),
                                   (MBIA), 5.50%, 2/15/12                    $    539,030
  NR       AA             250      Knox County Hospital Facilities Revenue,
                                   (Knox Community Hospital), (AGR), 5.00%,
                                   6/1/12                                         253,968
  ---------------------------------------------------------------------------------------
                                                                             $    792,998
  ---------------------------------------------------------------------------------------
  Insured-Industrial Development Revenue -- 2.5%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Akron Economic Development, (MBIA),
                                   6.00%, 12/1/12                            $    569,035
  ---------------------------------------------------------------------------------------
                                                                             $    569,035
  ---------------------------------------------------------------------------------------
  Insured-Lease Revenue /
  Certificates of Participation -- 2.2%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Cleveland, (Cleveland Stadium), (AMBAC),
                                   5.25%, 11/15/17                           $    509,145
  ---------------------------------------------------------------------------------------
                                                                             $    509,145
  ---------------------------------------------------------------------------------------
  Insured-Transportation -- 2.3%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Cleveland Airport, (FSA), (AMT), 5.50%,
                                   1/1/07                                    $    536,260
  ---------------------------------------------------------------------------------------
                                                                             $    536,260
  ---------------------------------------------------------------------------------------
  Insured-Water and Sewer -- 2.4%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Hamilton County Sewer System, (FGIC),
                                   5.50%, 12/1/11                            $    546,575
  ---------------------------------------------------------------------------------------
                                                                             $    546,575
  ---------------------------------------------------------------------------------------
  Nursing Home -- 3.6%
  ---------------------------------------------------------------------------------------
  NR       NR          $  600      Cuyahoga County HFA, (Benjamin Rose
                                   Institute), 5.50%, 12/1/17                $    597,870
  NR       NR             210      Fairfield EDA, (Beverly Enterprises),
                                   8.50%, 1/1/03                                  223,558
  ---------------------------------------------------------------------------------------
                                                                             $    821,428
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Pooled Loans -- 0.9%
  ---------------------------------------------------------------------------------------
  NR       NR          $  200      Toledo Lucas County Port Authority
                                   Development Revenue, (Northwest Ohio
                                   Bond Fund), 5.10%, 5/15/12                $    199,212
  ---------------------------------------------------------------------------------------
                                                                             $    199,212
  ---------------------------------------------------------------------------------------
  Senior Living / Life Care -- 1.9%
  ---------------------------------------------------------------------------------------
  NR       NR          $  200      Ohio Housing Finance Agency, Retirement
                                   Rental Housing, (Encore Retirement
                                   Partners), 6.75%, 3/1/19                  $    200,414
  NR       NR             250      Summit County Healthcare Facilities
                                   Revenue, (Village at Saint Edward),
                                   5.75%, 12/1/25                                 243,660
  ---------------------------------------------------------------------------------------
                                                                             $    444,074
  ---------------------------------------------------------------------------------------
  Special Tax Revenue -- 1.6%
  ---------------------------------------------------------------------------------------
  NR       NR          $  353      Columbus Special Assessment, 6.05%,
                                   9/15/05                                   $    367,241
  ---------------------------------------------------------------------------------------
                                                                             $    367,241
  ---------------------------------------------------------------------------------------
  Total Tax Exempt Investments -- 100.0%
     (identified cost $21,838,423)                                           $ 22,915,492
  ---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1999, 44.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from a low of 1.1% to a high of 19.5% of total investments.

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Assisted Living -- 4.4%
  ---------------------------------------------------------------------------------------
  NR       NR          $  885      Chester County IDA, (Kimberton), 8.00%,
                                   9/1/05                                    $    956,322
  NR       NR           1,120      Delaware County IDA, (Glen Riddle),
                                   (AMT), 8.125%, 9/1/05(1)                     1,220,587
  ---------------------------------------------------------------------------------------
                                                                             $  2,176,909
  ---------------------------------------------------------------------------------------
  Certificates of Participation -- 1.0%
  ---------------------------------------------------------------------------------------
  NR       NR          $  500      Cliff House Trust, (AMT), 6.625%, 6/1/27  $    500,000
  ---------------------------------------------------------------------------------------
                                                                             $    500,000
  ---------------------------------------------------------------------------------------
  Cogeneration -- 3.3%
  ---------------------------------------------------------------------------------------
  NR       BBB-        $1,500      Pennsylvania EDA, (Resources
                                   Recovery-Colver), (AMT), 7.05%,
                                   12/1/10(1)                                $  1,646,490
  ---------------------------------------------------------------------------------------
                                                                             $  1,646,490
  ---------------------------------------------------------------------------------------
  Education -- 2.7%
  ---------------------------------------------------------------------------------------
  Baa3     NR          $  740      Pennsylvania HEFA, (Delaware Valley
                                   College of Science and Agriculture),
                                   5.25%, 4/5/12                             $    734,124
  NR       BBB-           625      Pennsylvania HEFA, (Gwynedd-Mercy
                                   College), 5.60%, 11/1/22                       629,806
  ---------------------------------------------------------------------------------------
                                                                             $  1,363,930
  ---------------------------------------------------------------------------------------
  Escrowed / Prerefunded -- 9.9%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      Harrisburg Authority, (FSA), Escrowed to
                                   Maturity, 6.25%, 6/1/01                   $    527,940
  Aaa      AAA          1,500      Somerset County, General Authority,
                                   (FGIC), Escrowed to Maturity, 6.50%,
                                   10/15/01                                     1,606,230
  NR       NR             920      Virgin Islands Water and Power
                                   Authority, Prerefunded to 7/1/01, 7.40%,
                                   7/1/11                                       1,002,239
  Aaa      AAA          5,000      Westmoreland County, Municipal
                                   Authority, (FGIC), Escrowed to Maturity,
                                   0.00%, 8/15/19                               1,795,850
  ---------------------------------------------------------------------------------------
                                                                             $  4,932,259
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  General Obligations -- 0.4%
  ---------------------------------------------------------------------------------------
  Baa1     A           $  500      Puerto Rico, 0.00%, 7/1/16                $    212,945
  ---------------------------------------------------------------------------------------
                                                                             $    212,945
  ---------------------------------------------------------------------------------------
  Hospital -- 15.0%
  ---------------------------------------------------------------------------------------
  NR       BBB         $1,000      Allentown, Area Hospital Authority,
                                   (Sacred Heart Hospital), 6.50%, 11/15/08  $  1,071,490
  Baa3     BBB+           650      Hazleton Health Services Authority, (St.
                                   Joseph's Hospital), 5.85%, 7/1/06              690,417
  A3       A            1,200      Lehigh County, General Purpose
                                   Authority, (Muhlenberg Hospital), 5.75%,
                                   7/15/10                                      1,315,500
  NR       BBB-           200      McKean County Hospital Authority,
                                   (Bradford Hospital), 5.375%, 10/1/03           204,718
  Caa1     B            1,000      Monroeville Hospital Authority, (Forbes
                                   Health), 5.75%, 10/1/05                        961,250
  Baa2     NR           1,030      Montgomery County HEFA, (Montgomery
                                   Hospital), 6.25%, 7/1/06                     1,099,010
  Baa1     NR             500      New Castle Area Hospital Authority, (St.
                                   Francis Hospital of New Castle), 5.90%,
                                   11/15/00                                       516,230
  NR       BBB            245      Northhampton County Hospital Authority,
                                   (Easton Hospital), 6.90%, 1/1/02               254,342
  NR       A-           1,350      South Fork Municipal Authority, (Lee
                                   Hospital), 5.50%, 7/1/11                     1,364,445
  ---------------------------------------------------------------------------------------
                                                                             $  7,477,402
  ---------------------------------------------------------------------------------------
  Housing -- 2.1%
  ---------------------------------------------------------------------------------------
  Aa2      AA+         $1,000      Pennsylvania Housing Finance Agency,
                                   Single Family, (AMT), 5.85%, 10/1/27      $  1,046,380
  ---------------------------------------------------------------------------------------
                                                                             $  1,046,380
  ---------------------------------------------------------------------------------------
  Industrial Development Revenue -- 2.5%
  ---------------------------------------------------------------------------------------
  A3       BBB+        $1,200      Erie IDA, (International Paper), (AMT),
                                   5.85%, 12/1/20                            $  1,238,340
  ---------------------------------------------------------------------------------------
                                                                             $  1,238,340
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Insured-Education -- 6.2%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,000      Allegheny County, Higher Education
                                   Building Authority, (Dusquesne
                                   University), (AMBAC), 5.00%, 3/1/16       $  2,003,480
  NR       AAA            700      Montgomery County HEFA, (Saint Joseph's
                                   University), (CLEE), 6.00%, 12/15/02           752,087
  Aaa      AAA            300      Pennsylvania Public School Building
                                   Authority, (Community College), (MBIA),
                                   5.25%, 10/15/13                                312,888
  ---------------------------------------------------------------------------------------
                                                                             $  3,068,455
  ---------------------------------------------------------------------------------------
  Insured-Electric Utilities -- 9.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,000      Cambria County IDA, (Pennsylvania
                                   Electric Co.), (MBIA), 5.35%, 11/1/10     $  2,153,020
  Aaa      AAA          2,500      Indiana County IDA, (Pennsylvania
                                   Electric Co.), (MBIA), 5.35%, 11/1/10        2,691,275
  ---------------------------------------------------------------------------------------
                                                                             $  4,844,295
  ---------------------------------------------------------------------------------------
  Insured-General Obligations -- 6.3%
  ---------------------------------------------------------------------------------------
  Aaa      NR          $1,635      Harrisburg, (AMBAC), 0.00%, 9/15/12       $    850,135
  Aaa      AAA          1,355      McKeesport, (FGIC), 0.00%, 10/1/11             760,453
  Aaa      AAA          1,000      Pennsylvania, (AMBAC), 5.00%, 11/15/15       1,010,220
  Aaa      AAA            500      Pleasant Valley School District, (FGIC),
                                   5.00%, 9/1/10                                  528,760
  ---------------------------------------------------------------------------------------
                                                                             $  3,149,568
  ---------------------------------------------------------------------------------------
  Insured-Hospital -- 12.4%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Allegheny County Hospital Development
                                   Authority, (South Hills Health), (MBIA),
                                   5.50%, 5/1/08                             $  1,080,020
  Aaa      AAA          1,000      Erie County Hospital Authority, (Hamot
                                   Health System), (AMBAC), 7.10%, 2/15/10      1,081,890
  NR       AAA          1,030      Indiana County Hospital Authority,
                                   (Indiana Hospital), (CLEE), 5.75%,
                                   7/1/00                                       1,059,252

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Insured-Hospital (continued)
  ---------------------------------------------------------------------------------------
  NR       AAA         $  825      Indiana County Hospital Authority,
                                   (Indiana Hospital), (CLEE), 5.875%,
                                   7/1/01                                    $    863,437
  Aaa      AAA          2,050      Sayre Health Care Facilities Authority,
                                   (Guthrie Medical Center), (AMBAC),
                                   6.50%, 3/1/00                                2,108,405
  ---------------------------------------------------------------------------------------
                                                                             $  6,193,004
  ---------------------------------------------------------------------------------------
  Insured-Lease Revenue /
  Certificates of Participation -- 2.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Northumberland County Authority, (MBIA),
                                   6.50%, 10/15/01                           $  1,070,820
  ---------------------------------------------------------------------------------------
                                                                             $  1,070,820
  ---------------------------------------------------------------------------------------
  Insured-Solid Waste -- 2.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Lancaster County, Solid Waste Management
                                   Authority Resources Recovery System,
                                   (AMBAC), 5.375%, 12/15/15                 $  1,035,090
  ---------------------------------------------------------------------------------------
                                                                             $  1,035,090
  ---------------------------------------------------------------------------------------
  Insured-Special Tax Revenue -- 2.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Pennsylvania Intergovernmental
                                   Cooperative Authority, (Philadelphia
                                   Funding Program), (FGIC), 5.25%,
                                   6/15/11(2)                                $  1,047,830
  ---------------------------------------------------------------------------------------
                                                                             $  1,047,830
  ---------------------------------------------------------------------------------------
  Insured-Transportation -- 7.7%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Allegheny County Airport Revenue,
                                   (MBIA), 5.75%, 1/1/10                     $  1,089,940
  Aaa      AAA            590      Allegheny County Airport Revenue,
                                   (MBIA), 5.75%, 1/1/12                          643,826
  Aaa      AAA          1,000      Philadelphia Airport Revenue, (FGIC),
                                   5.375%, 7/1/14                               1,041,070
  Aaa      AAA          1,000      Southeastern Pennsylvania Transportation
                                   Authority, (FGIC), 5.55%, 3/1/14             1,064,680
  ---------------------------------------------------------------------------------------
                                                                             $  3,839,516
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Nursing Home -- 1.5%
  ---------------------------------------------------------------------------------------
  NR       NR          $  250      Chartiers Valley, Industrial and
                                   Commercial Development Authority,
                                   (Beverly Enterprises), 5.30%, 6/1/02      $    253,930
  NR       NR             250      Chartiers Valley, Industrial and
                                   Commercial Development Authority,
                                   (Beverly Enterprises), 5.35%, 6/1/03           253,838
  NR       NR             250      Green County IDA, (Beverly Enterprises,
                                   Inc.), 5.50%, 3/1/08                           247,560
  ---------------------------------------------------------------------------------------
                                                                             $    755,328
  ---------------------------------------------------------------------------------------
  Senior Living / Life Care -- 2.8%
  ---------------------------------------------------------------------------------------
  NR       NR          $  245      Delaware County Authority, (White Horse
                                   Village), 6.30%, 7/1/03                   $    259,457
  NR       NR             505      Delaware County Authority, (White Horse
                                   Village), 6.40%, 7/1/04                        540,946
  Baa2     BBB+           590      Hazleton Health Services Authority,
                                   (Hazleton General Hospital), 5.50%,
                                   7/1/07                                         615,936
  ---------------------------------------------------------------------------------------
                                                                             $  1,416,339
  ---------------------------------------------------------------------------------------
  Solid Waste -- 3.7%
  ---------------------------------------------------------------------------------------
  Baa2     A-          $  500      Greater Lebanon Refuse Authority, 6.20%,
                                   5/15/99                                   $    501,800
  Baa2     A-             500      Greater Lebanon Refuse Authority, 6.20%,
                                   11/15/99                                       509,075
  Baa2     A-             300      Greater Lebanon Refuse Authority, 6.40%,
                                   5/15/00                                        309,081
  Baa2     A-             500      Greater Lebanon Refuse Authority, 6.40%,
                                   11/15/00                                       520,720
  ---------------------------------------------------------------------------------------
                                                                             $  1,840,676
  ---------------------------------------------------------------------------------------
  Transportation -- 2.1%
  ---------------------------------------------------------------------------------------
  Aa3      AA-         $1,000      Southeastern Pennsylvania Transportation
                                   Authority, 6.00%, 6/1/01                  $  1,050,130
  ---------------------------------------------------------------------------------------
                                                                             $  1,050,130
  ---------------------------------------------------------------------------------------
  Total Tax Exempt Investments -- 100.0%
     (identified cost $47,736,936)                                           $ 49,905,706
  ---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Fedreral Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic development in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1999, 56.5% of the securities in the portfolio of investments are backed by bond issuance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from a low of 1.1% to a high of 18.1% of total investments.

(1) Security (or a portion thereof) has been segregated to cover when-issued securities.

(2)  When-issued security.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 1999

                                           CALIFORNIA    CONNECTICUT      FLORIDA      MASSACHUSETTS      MICHIGAN
                                            LIMITED        LIMITED        LIMITED         LIMITED         LIMITED
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                        $ 27,931,688    $ 8,361,603   $ 56,582,960     $47,451,800    $  9,640,542
   Unrealized appreciation                   1,451,997        495,952      2,729,429       2,393,141         775,990
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                     $ 29,383,685    $ 8,857,555   $ 59,312,389     $49,844,941    $ 10,416,532
--------------------------------------------------------------------------------------------------------------------
Cash                                      $        750    $   117,488   $        559     $ 1,014,263    $        922
Interest receivable                            406,394        123,403      1,163,596         687,100         211,306
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              $ 29,790,829    $ 9,098,446   $ 60,476,544     $51,546,304    $ 10,628,760
--------------------------------------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities        $    883,572    $        --   $    386,901     $        --    $         --
Demand note payable                            227,000             --        138,000              --          13,000
Other accrued expenses                           2,152            533          3,433           2,859              30
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                         $  1,112,724    $       533   $    528,334     $     2,859    $     13,030
--------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $ 28,678,105    $ 9,097,913   $ 59,948,210     $51,543,445    $ 10,615,730
--------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $ 27,226,108    $ 8,601,961   $ 57,218,781     $49,150,304    $  9,839,740
Net unrealized appreciation (computed on
   the basis of identified cost)             1,451,997        495,952      2,729,429       2,393,141         775,990
--------------------------------------------------------------------------------------------------------------------
TOTAL                                     $ 28,678,105    $ 9,097,913   $ 59,948,210     $51,543,445    $ 10,615,730
--------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 1999

                                           NEW JERSEY      NEW YORK         OHIO       PENNSYLVANIA
                                            LIMITED        LIMITED        LIMITED         LIMITED
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------
Investments --
   Identified cost                        $ 36,941,483   $ 62,315,489   $ 21,838,423    $ 47,736,936
   Unrealized appreciation                   2,483,449      3,426,771      1,077,069       2,168,770
----------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                     $ 39,424,932   $ 65,742,260   $ 22,915,492    $ 49,905,706
----------------------------------------------------------------------------------------------------
Cash                                      $          2   $        269   $        658    $  1,163,007
Interest receivable                            562,003      1,196,373        366,745         747,368
Receivable for daily variation margin on
   financial futures contracts                      --             --             --           7,177
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                              $ 39,986,937   $ 66,938,902   $ 23,282,895    $ 51,823,258
----------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------
Payable for investments purchased         $         --   $         --   $    200,652    $         --
Payable for when-issued securities                  --        528,820             --       1,050,005
Demand note payable                            202,000        535,000        280,000              --
Other accrued expenses                           4,246          2,329          1,390           2,561
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                         $    206,246   $  1,066,149   $    482,042    $  1,052,566
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $ 39,780,691   $ 65,872,753   $ 22,800,853    $ 50,770,692
----------------------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $ 37,297,242   $ 62,445,982   $ 21,723,784    $ 48,601,922
Net unrealized appreciation (computed on
   the basis of identified cost)             2,483,449      3,426,771      1,077,069       2,168,770
----------------------------------------------------------------------------------------------------
TOTAL                                     $ 39,780,691   $ 65,872,753   $ 22,800,853    $ 50,770,692
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

                                          CALIFORNIA    CONNECTICUT      FLORIDA     MASSACHUSETTS     MICHIGAN
                                            LIMITED       LIMITED        LIMITED        LIMITED        LIMITED
                                           PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------------------
Interest                                  $ 1,679,122     $507,449     $ 3,463,508     $2,808,095     $  609,481
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 1,679,122     $507,449     $ 3,463,508     $2,808,095     $  609,481
----------------------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------------------
Investment adviser fee                    $   145,652     $ 43,610     $   301,844     $  244,974     $   51,653
Trustees fees and expenses                      1,814          186           6,125          8,079            185
Legal and accounting services                  19,363       17,262          22,562         22,463         17,362
Custodian fee                                  24,474       12,787          44,966         39,437         15,567
Bond pricing                                       --        4,546              --             --             --
Amortization of organization expenses             136           --             378            354             --
Miscellaneous                                   7,316          480          11,530          7,341          6,029
----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                            $   198,755     $ 78,871     $   387,405     $  322,648     $   90,796
----------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee             $     4,392     $  2,917     $    12,287     $   17,586     $    3,575
   Reduction of investment adviser fee             --       21,626              --             --             --
----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     4,392     $ 24,543     $    12,287     $   17,586     $    3,575
----------------------------------------------------------------------------------------------------------------

NET EXPENSES                              $   194,363     $ 54,328     $   375,118     $  305,062     $   87,221
----------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                     $ 1,484,759     $453,121     $ 3,088,390     $2,503,033     $  522,260
----------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $   508,612     $ 49,350     $   848,816     $  732,983     $  169,914
   Financial futures contracts               (130,540)     (29,661)       (208,377)      (284,350)       (53,859)
----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN                         $   378,072     $ 19,689     $   640,439     $  448,633     $  116,055
----------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  (263,755)    $ 13,577     $  (716,010)    $ (473,609)    $ (183,643)
   Financial futures contracts                   (209)       3,630          11,838         15,948          2,436
----------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  (263,964)    $ 17,207     $  (704,172)    $ (457,661)    $ (181,207)
----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)   $   114,108     $ 36,896     $   (63,733)    $   (9,028)    $  (65,152)
----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 1,598,867     $490,017     $ 3,024,657     $2,494,005     $  457,108
----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

                                          NEW JERSEY     NEW YORK        OHIO       PENNSYLVANIA
                                            LIMITED       LIMITED       LIMITED        LIMITED
                                           PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------
Interest                                  $ 2,292,343   $ 3,689,798   $ 1,291,008     $2,910,538
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 2,292,343   $ 3,689,798   $ 1,291,008     $2,910,538
-------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------
Investment adviser fee                    $   196,075   $   319,237   $   109,528     $  248,326
Trustees fees and expenses                      2,292         8,079           229          8,080
Legal and accounting services                  22,461        22,606        17,168         22,466
Custodian fee                                  28,180        32,874        20,899         36,372
Amortization of organization expenses             105           219            --            240
Miscellaneous                                  14,628        23,713         8,898         15,678
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                            $   263,741   $   406,728   $   156,722     $  331,162
-------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee             $        --   $        --   $     5,946     $   10,902
-------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $        --   $        --   $     5,946     $   10,902
-------------------------------------------------------------------------------------------------

NET EXPENSES                              $   263,741   $   406,728   $   150,776     $  320,260
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                     $ 2,028,602   $ 3,283,070   $ 1,140,232     $2,590,278
-------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $   302,337   $   654,504   $   126,261     $  722,466
   Financial futures contracts               (135,039)     (287,095)     (100,635)      (166,778)
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN                         $   167,298   $   367,409   $    25,626     $  555,688
-------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  (313,608)  $   (30,963)  $   (85,291)    $ (771,207)
   Financial futures contracts                 10,457        17,434         3,457         (3,369)
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  (303,151)  $   (13,529)  $   (81,834)    $ (774,576)
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)   $  (135,853)  $   353,880   $   (56,208)    $ (218,888)
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 1,892,749   $ 3,636,950   $ 1,084,024     $2,371,390
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999

                                           CALIFORNIA     CONNECTICUT       FLORIDA      MASSACHUSETTS      MICHIGAN
                                             LIMITED        LIMITED         LIMITED         LIMITED         LIMITED
Increase (Decrease) in Net Assets           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $   1,484,759   $    453,121   $   3,088,390    $   2,503,033   $    522,260
   Net realized gain                            378,072         19,689         640,439          448,633        116,055
   Net change in unrealized appreciation
      (depreciation)                           (263,964)        17,207        (704,172)        (457,661)      (181,207)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   1,598,867   $    490,017   $   3,024,657    $   2,494,005   $    457,108
----------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   4,228,958   $  1,959,442   $   7,572,648    $  10,696,524   $  1,993,253
   Withdrawals                              (11,447,139)    (3,186,038)    (22,890,275)     (18,230,235)    (3,931,845)
----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $  (7,218,181)  $ (1,226,596)  $ (15,317,627)   $  (7,533,711)  $ (1,938,592)
----------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $  (5,619,314)  $   (736,579)  $ (12,292,970)   $  (5,039,706)  $ (1,481,484)
----------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------
At beginning of year                      $  34,297,419   $  9,834,492   $  72,241,180    $  56,583,151   $ 12,097,214
----------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $  28,678,105   $  9,097,913   $  59,948,210    $  51,543,445   $ 10,615,730
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999

                                           NEW JERSEY       NEW YORK          OHIO       PENNSYLVANIA
                                             LIMITED         LIMITED        LIMITED         LIMITED
Increase (Decrease) in Net Assets           PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $   2,028,602   $   3,283,070   $  1,140,232   $   2,590,278
   Net realized gain                            167,298         367,409         25,626         555,688
   Net change in unrealized appreciation
      (depreciation)                           (303,151)        (13,529)       (81,834)       (774,576)
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   1,892,749   $   3,636,950   $  1,084,024   $   2,371,390
------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   6,467,196   $  10,991,896   $  4,003,683   $   7,028,085
   Withdrawals                              (14,119,117)    (23,447,532)    (6,502,512)    (16,336,396)
------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $  (7,651,921)  $ (12,455,636)  $ (2,498,829)  $  (9,308,311)
------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $  (5,759,172)  $  (8,818,686)  $ (1,414,805)  $  (6,936,921)
------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------
At beginning of year                      $  45,539,863   $  74,691,439   $ 24,215,658   $  57,707,613
------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $  39,780,691   $  65,872,753   $ 22,800,853   $  50,770,692
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999

                                           CALIFORNIA     CONNECTICUT       FLORIDA      MASSACHUSETTS      MICHIGAN
                                             LIMITED        LIMITED         LIMITED         LIMITED         LIMITED
Increase (Decrease) in Net Assets           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $   1,871,830   $    536,076   $   4,031,956    $   3,067,243   $    661,189
   Net realized gain (loss)                     461,548          3,686        (130,866)          (1,637)      (127,469)
   Net change in unrealized appreciation
      (depreciation)                          1,003,947        369,866       2,784,387        2,081,917        563,973
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   3,337,325   $    909,628   $   6,685,477    $   5,147,523   $  1,097,693
----------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   1,661,073   $  1,135,100   $   7,486,705    $   4,381,569   $  1,024,096
   Withdrawals                              (13,895,420)    (4,484,203)    (34,840,194)     (22,915,877)    (5,021,007)
----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $ (12,234,347)  $ (3,349,103)  $ (27,353,489)   $ (18,534,308)  $ (3,996,911)
----------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $  (8,897,022)  $ (2,439,475)  $ (20,668,012)   $ (13,386,785)  $ (2,899,218)
----------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------
At beginning of year                      $  43,194,441   $ 12,273,967   $  92,909,192    $  69,969,936   $ 14,996,432
----------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $  34,297,419   $  9,834,492   $  72,241,180    $  56,583,151   $ 12,097,214
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999

                                           NEW JERSEY       NEW YORK          OHIO       PENNSYLVANIA
                                             LIMITED         LIMITED        LIMITED         LIMITED
Increase (Decrease) in Net Assets           PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $   2,529,742   $   4,189,775   $  1,365,120   $   3,105,101
   Net realized gain (loss)                    (191,388)      1,126,492        148,476         430,385
   Net change in unrealized appreciation
      (depreciation)                          1,679,398       2,952,942        773,615       2,258,821
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   4,017,752   $   8,269,209   $  2,287,211   $   5,794,307
------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   2,886,225   $   3,255,202   $  1,303,141   $   2,758,619
   Withdrawals                              (19,630,053)    (36,846,720)    (7,844,546)    (18,720,920)
------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $ (16,743,828)  $ (33,591,518)  $ (6,541,405)  $ (15,962,301)
------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $ (12,726,076)  $ (25,322,309)  $ (4,254,194)  $ (10,167,994)
------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------
At beginning of year                      $  58,265,939   $ 100,013,748   $ 28,469,852   $  67,875,607
------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $  45,539,863   $  74,691,439   $ 24,215,658   $  57,707,613
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                CALIFORNIA LIMITED PORTFOLIO
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.62%          0.61%          0.63%          0.58%          0.53%
Expenses after custodian fee reduction          0.61%          0.59%          0.61%          0.55%            --
Net investment income                           4.67%          4.86%          4.98%          4.82%          4.72%
Portfolio Turnover                                29%            40%            57%            36%            56%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)      $28,678        $34,297        $43,194        $59,216        $82,344
------------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                               CONNECTICUT LIMITED PORTFOLIO
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
------------------------------------------------------------------------------------------------------------------
Net expenses(1)                                 0.60%          0.54%          0.54%          0.39%          0.17%
Net expenses after custodian fee
   reduction                                    0.57%          0.52%          0.50%          0.35%            --
Net investment income                           4.79%          4.96%          5.09%          4.91%          4.95%
Portfolio Turnover                                 5%            23%            46%            52%            73%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)       $9,098         $9,834        $12,274        $14,862        $17,316
------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Expenses(1)                                     0.83%          0.77%          0.78%          0.72%          0.67%
Expenses after custodian fee reduction          0.80%          0.75%          0.74%          0.68%            --
Net investment income                           4.56%          4.73%          4.85%          4.58%          4.45%
------------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the year ended March 31, 1995 have not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 FLORIDA LIMITED PORTFOLIO
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.59%          0.58%          0.59%          0.55%          0.52%
Expenses after custodian fee reduction          0.57%          0.55%          0.57%          0.54%            --
Net investment income                           4.68%          4.90%          4.90%          4.73%          4.73%
Portfolio Turnover                                16%            38%            66%            20%            44%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)      $59,948        $72,241        $92,909       $127,835       $164,579
------------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                              MASSACHUSETTS LIMITED PORTFOLIO
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.60%          0.60%          0.60%          0.57%          0.54%
Expenses after custodian fee reduction          0.57%          0.56%          0.58%          0.55%            --
Net investment income                           4.67%          4.90%          4.97%          4.72%          4.90%
Portfolio Turnover                                19%            46%            60%            27%            46%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)      $51,543        $56,583        $69,970        $97,135       $119,120
------------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 MICHIGAN LIMITED PORTFOLIO
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
------------------------------------------------------------------------------------------------------------------
Net expenses(1)                                 0.82%          0.71%          0.79%          0.68%          0.48%
Net expenses after custodian fee
   reduction                                    0.79%          0.67%          0.76%          0.64%            --
Net investment income                           4.72%          5.00%          5.09%          5.00%          4.88%
Portfolio Turnover                                16%            21%            28%            40%           111%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)      $10,616        $12,097        $14,996        $21,191        $33,198
------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Expenses(1)                                                                                                 0.59%
Net investment income                                                                                       4.77%
------------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the year ended March 31, 1995 have not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                NEW JERSEY LIMITED PORTFOLIO
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.62%          0.62%          0.61%          0.57%          0.54%
Expenses after custodian fee reduction          0.62%          0.61%          0.58%          0.55%            --
Net investment income                           4.78%          4.91%          4.96%          4.78%          4.73%
Portfolio Turnover                                13%            21%            37%            42%            44%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)      $39,781        $45,540        $58,266        $80,173        $97,280
------------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 NEW YORK LIMITED PORTFOLIO
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.59%          0.61%          0.58%          0.55%          0.52%
Expenses after custodian fee reduction          0.59%          0.59%          0.56%          0.53%            --
Net investment income                           4.74%          4.81%          4.87%          4.66%          4.79%
Portfolio Turnover                                17%            53%            58%            32%            31%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)      $65,873        $74,691       $100,014       $138,728       $173,632
------------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                   OHIO LIMITED PORTFOLIO
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
------------------------------------------------------------------------------------------------------------------
Net expenses(1)                                 0.67%          0.64%          0.68%          0.63%          0.46%
Net expenses after custodian fee
   reduction                                    0.64%          0.64%          0.65%          0.61%            --
Net investment income                           4.85%          5.05%          5.20%          5.06%          4.96%
Portfolio Turnover                                19%            29%            34%            47%           120%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)      $22,801        $24,216        $28,470        $33,529        $39,435
------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Expenses(1)                                                                                                 0.58%
Net investment income                                                                                       4.84%
------------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                               PENNSYLVANIA LIMITED PORTFOLIO
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.62%          0.60%          0.61%          0.58%          0.53%
Expenses after custodian fee reduction          0.60%          0.58%          0.59%          0.56%            --
Net investment income                           4.83%          5.03%          5.11%          4.81%          4.77%
Portfolio Turnover                                16%            36%            51%            24%            39%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)      $50,771        $57,708        $67,876        $92,194       $113,606
------------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

LIMITED MATURITY MUNICIPALS PORTFOLIOS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   California Limited Maturity Municipals Portfolio (California Limited Portfolio), Connecticut Limited Maturity Municipals Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Massachusetts Limited Maturity Municipals Portfolio (Massachusetts Limited Portfolio), Michigan Limited Maturity Municipals Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Municipals Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Municipals Portfolio (New York Limited Portfolio), Ohio Limited Maturity Municipals Portfolio (Ohio Limited Portfolio) and Pennsylvania Limited Maturity Municipals Portfolio (Pennsylvania Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

 C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Portfolio commenced operations.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

LIMITED MATURITY MUNICIPALS PORTFOLIOS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

 H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1999, each Portfolio paid advisory fees as follows:

PORTFOLIO                                 AMOUNT      EFFECTIVE RATE*
---------------------------------------------------------------------
California Limited                        $ 145,652         0.46%
Connecticut Limited                       $  43,610         0.46%
Florida Limited                           $ 301,844         0.46%
Massachusetts Limited                     $ 244,974         0.46%
Michigan Limited                          $  51,653         0.47%
New Jersey Limited                        $ 196,075         0.46%
New York Limited                          $ 319,237         0.46%
Ohio Limited                              $ 109,528         0.47%
Pennsylvania Limited                      $ 248,326         0.46%

*    As a percentage of average daily net assets.

   To enhance the net income of the Connecticut Limited Portfolio, BMR made a reduction of its fee in the amount of $21,626.
   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1999, no significant amounts have been deferred.

   Certain of the officers and one Trustee of the Portfolios are officers and directors/trustees of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended March 31, 1999 were as follows:

                      CALIFORNIA LIMITED PORTFOLIO      CONNECTICUT LIMITED PORTFOLIO
----------------------------------------------------------------------------------------
Purchases                   $         9,214,224                $           464,365
Sales                                13,658,473                          1,303,628


                      FLORIDA LIMITED PORTFOLIO         MASSACHUSETTS LIMITED PORTFOLIO
----------------------------------------------------------------------------------------
Purchases                   $        10,356,183                $        10,233,856
Sales                                22,776,891                         16,444,858

                      MICHIGAN LIMITED PORTFOLIO        NEW JERSEY LIMITED PORTFOLIO
----------------------------------------------------------------------------------------
Purchases                   $         1,766,466                $         5,272,918
Sales                                 3,497,701                         10,750,504

                      NEW YORK LIMITED PORTFOLIO        OHIO LIMITED PORTFOLIO
----------------------------------------------------------------------------------------
Purchases                   $        12,014,567                $         4,313,016
Sales                                21,758,268                          4,816,807

                      PENNSYLVANIA LIMITED PORTFOLIO
-----------------------------------------------------
Purchases                   $         8,691,342
Sales                                15,149,837

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at March 31, 1999, as computed on a federal income tax basis, are as follows:

                                CALIFORNIA           CONNECTICUT
                                LIMITED PORTFOLIO    LIMITED PORTFOLIO
-----------------------------------------------------------------------
AGGREGATE COST                      $   27,931,688       $    8,361,603
-----------------------------------------------------------------------
Gross unrealized appreciation       $    1,464,257       $      496,289
Gross unrealized depreciation              (12,260)                (337)
-----------------------------------------------------------------------
NET UNREALIZED APPRECIATION         $    1,451,997       $      495,952
-----------------------------------------------------------------------

LIMITED MATURITY MUNICIPALS PORTFOLIOS AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

                                FLORIDA              MASSACHUSETTS
                                LIMITED PORTFOLIO    LIMITED PORTFOLIO
-----------------------------------------------------------------------
AGGREGATE COST                      $   56,582,960       $   47,451,800
-----------------------------------------------------------------------
Gross unrealized appreciation       $    2,753,436       $    2,441,970
Gross unrealized depreciation              (24,007)             (48,829)
-----------------------------------------------------------------------
NET UNREALIZED APPRECIATION         $    2,729,429       $    2,393,141
-----------------------------------------------------------------------


                                MICHIGAN             NEW JERSEY
                                LIMITED PORTFOLIO    LIMITED PORTFOLIO
-----------------------------------------------------------------------
AGGREGATE COST                      $    9,640,542       $   36,941,483
-----------------------------------------------------------------------
Gross unrealized appreciation       $      796,029       $    2,518,767
Gross unrealized depreciation              (20,039)             (35,318)
-----------------------------------------------------------------------
NET UNREALIZED APPRECIATION         $      775,990       $    2,483,449
-----------------------------------------------------------------------

                                NEW YORK             OHIO
                                LIMITED PORTFOLIO    LIMITED PORTFOLIO
-----------------------------------------------------------------------
AGGREGATE COST                      $   62,315,489       $   21,838,423
-----------------------------------------------------------------------
Gross unrealized appreciation       $    3,440,520       $    1,086,496
Gross unrealized depreciation              (13,749)              (9,427)
-----------------------------------------------------------------------
NET UNREALIZED APPRECIATION         $    3,426,771       $    1,077,069
-----------------------------------------------------------------------

                                PENNSYLVANIA
                                LIMITED PORTFOLIO
--------------------------------------------------
AGGREGATE COST                      $   47,736,936
--------------------------------------------------
Gross unrealized appreciation       $    2,231,709
Gross unrealized depreciation              (62,939)
--------------------------------------------------
NET UNREALIZED APPRECIATION         $    2,168,770
--------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 1999, the California Limited Portfolio, Florida Limited Portfolio, Michigan Limited Portfolio, New Jersey Limited Portfolio, New York Limited Portfolio and Ohio Limited Portfolio, had balances outstanding pursuant to this line of credit of $227,000, $138,000, $13,000, $202,000, $535,000, and $280,000, respectively.
   The Portfolios did not have any significant borrowings or allocated fees during the year ended March 31, 1999.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At March 31, 1999 there were no outstanding obligations under these financial instruments.

LIMITED MATURITY MUNICIPALS PORTFOLIOS AS OF MARCH 31, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
CALIFORNIA LIMITED MATURITY MUNICIPALS PORTFOLIO
CONNECTICUT LIMITED MATURITY MUNICIPALS PORTFOLIO
FLORIDA LIMITED MATURITY MUNICIPALS PORTFOLIO
MASSACHUSETTS LIMITED MATURITY MUNICIPALS PORTFOLIO
MICHIGAN LIMITED MATURITY MUNICIPALS PORTFOLIO
NEW JERSEY LIMITED MATURITY MUNICIPALS PORTFOLIO
NEW YORK LIMITED MATURITY MUNICIPALS PORTFOLIO
OHIO LIMITED MATURITY MUNICIPALS PORTFOLIO
PENNSYLVANIA LIMITED MATURITY MUNICIPALS PORTFOLIO:
--------------------------------------------------

We have audited the accompanying statements of assets and liabilities of California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio, and Pennsylvania Limited Maturity Municipals Portfolio, (the Portfolios) as of March 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended March 31, 1999, and 1998 and the supplementary data for each of the years in the five year period ended March 31, 1999. These financial statements and supplementary data are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of aforementioned Portfolios, as of March 31, 1999, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         April 30, 1999

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS AS OF MARCH 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

LIMITED MATURITY MUNICIPALS PORTFOLIOS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

William H. Ahern, Jr.
Vice President and Portfolio Manager of
Connecticut, Massachusetts, Michigan,
New Jersey, New York and Ohio Limited
Maturity Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio Manager of
California and Florida Limited Maturity
Municipals Portfolios

Timothy T. Browse
Vice President and Portfolio Manager of
Pennsylvania Limited Maturity Municipals Portfolio

James L. OConnor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF THE LIMITED MATURITY MUNICIPALS PORTFOLIOS

Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


TRANSFER AGENT
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110








EATON VANCE INVESTMENT TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109





-------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------
2-2140-5/99                                                       9LTFSRC-5/99